                                                                   EXHIBIT 10.18



                       $195,000,000 SENIOR LOAN AGREEMENT

                            Dated: September 13, 2002

                                     BETWEEN

                       MAGUIRE PARTNERS-355 S. GRAND, LLC,
                      a Delaware limited liability company,
                                   as Borrower




                                       AND




                     DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
                            as Original Senior Lender




                                       AND




                        DEUTSCHE BANK AG NEW YORK BRANCH,
                  as Administrative Agent and Collateral Agent

                                TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
RECITALS ................................................................................ 1

ARTICLE I          DEFINITIONS .......................................................... 2
    1.1      Defined Terms .............................................................. 2
             1.1.1        338 S. Hill Covenant .......................................... 2
             1.1.2        444 S. Flower Covenant ........................................ 2
             1.1.3        Actual Income ................................................. 2
             1.1.4        Administrative Agent .......................................... 2
             1.1.5        Affected Senior Lender ........................................ 2
             1.1.6        Affiliate ..................................................... 2
             1.1.7        Agency Agreement .............................................. 2
             1.1.8        Aggregate Pro Rate Share ...................................... 3
             1.1.9        Agreement ..................................................... 3
             1.1.10       Applicable Interest Rate ...................................... 3
             1.1.11       Appraisal ..................................................... 3
             1.1.12       Appraised Value ............................................... 3
             1.1.13       Approved Closing Statement .................................... 3
             1.1.14       Approved LAUSD Extension ...................................... 3
             1.1.15       Approved Lease Expenses ....................................... 3
             1.1.16       Approved Lease Form ........................................... 3
             1.1.17       Approved Operating Budget ..................................... 3
             1.1.18       Approved REIT ................................................. 3
             1.1.19       Asset ......................................................... 4
             1.1.20       Assignment of Licenses, Contracts and Permits ................. 4
             1.1.21       Assignment of Parking Agreement ............................... 4
             1.1.22       Assignment of Property Management Agreement ................... 4
             1.1.23       Assignments of Rents .......................................... 4
             1.1.24       Assumption Agreement .......................................... 4
             1.1.25       Bankruptcy Code ............................................... 4
             1.1.26       Bankruptcy Recourse Obligations ............................... 4
             1.1.27       Base Rate ..................................................... 4
             1.1.28       Borrower ...................................................... 4
             1.1.29       Budgeted Operating Expenses ................................... 5
             1.1.30       Business Day .................................................. 5
             1.1.31       Cap Provider .................................................. 5
             1.1.32       Cap Security Agreement ........................................ 5
             1.1.33       Capital Lease ................................................. 5
             1.1.34       Carve-out Recourse Obligations ................................ 5
             1.1.35       Cash Collateral Account ....................................... 5
             1.1.36       Cash Collateral Account Agreement ............................. 5
             1.1.37       Cash Management Bank .......................................... 5
             1.1.38       Cash Sweep Condition and Cash Sweep Conditions ................ 5
             1.1.39       Closing ....................................................... 5
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                                        i
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
             1.1.40       Closing Date .................................................. 5
             1.1.41       Code .......................................................... 5
             1.1.42       Collateral .................................................... 5
             1.1.43       Collateral Agency Agreement ................................... 5
             1.1.44       Collateral Agent .............................................. 6
             1.1.45       Collateral Agent's Payment Office ............................. 6
             1.1.46       Collateral Documents .......................................... 6
             1.1.47       Contingent Obligation ......................................... 6
             1.1.48       Contractual Obligations ....................................... 6
             1.1.49       Debt Service .................................................. 6
             1.1.50       Debt Service Coverage Ratio or DSCR ........................... 6
             1.1.51       Default ....................................................... 6
             1.1.52       Default Rate .................................................. 6
             1.1.53       Delayed Amortization Event .................................... 6
             1.1.54       Diminution in Value ........................................... 6
             1.1.55       Disbursement Date ............................................. 7
             1.1.56       Disbursement Request .......................................... 7
             1.1.57       Disposition ................................................... 7
             1.1.58       Distributions ................................................. 7
             1.1.59       Dollars, dollars and $ ........................................ 7
             1.1.60       DSCR Cash Sweep Condition ..................................... 7
             1.1.61       DSCR Test ..................................................... 7
             1.1.62       Eligible Assignee ............................................. 7
             1.1.63       Engineering Report ............................................ 8
             1.1.64       Environmental Claims .......................................... 8
             1.1.65       Environmental Indemnity Agreement ............................. 8
             1.1.66       Environmental Laws ............................................ 8
             1.1.67       Environmental Permits ......................................... 8
             1.1.68       Environmental Report .......................................... 8
             1.1.69       Equity Interests .............................................. 8
             1.1.70       ERISA ......................................................... 9
             1.1.71       Event of Default .............................................. 9
             1.1.72       Evidence of Withholding ....................................... 9
             1.1.73       Excess Cash Flow .............................................. 9
             1.1.74       Extension Cap Rate ............................................ 9
             1.1.75       Extension Notice .............................................. 9
             1.1.76       Extension Period .............................................. 9
             1.1.75       Extraordinary Capital and Leasing Expenses .................... 9
             1.1.78       Federal Funds Rate ............................................ 9
             1.1.79       Fees .......................................................... 9
             1.1.80       Financing Statements ......................................... 10
             1.1.81       Foreign Lender ............................................... 10
             1.1.82       Funds-Based Rate ............................................. 10
             1.1.83       Further Taxes ................................................ 10
             1.1.84       GAAP ......................................................... 10
             1.1.85       Governmental Authority ....................................... 10
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                                       ii
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
             1.1.86       Gross Revenues ............................................... 10
             1.1.87       Guaranties ................................................... 10
             1.1.88       Guarantor and Guarantors ..................................... 10
             1.1.89       Guaranty Obligation .......................................... 10
             1.1.90       Hazardous Materials .......................................... 11
             1.1.91       Holders ...................................................... 11
             1.1.92       Impositions .................................................. 11
             1.1.93       Improvements ................................................. 11
             1.1.94       Indebtedness ................................................. 11
             1.1.95       Indemnified Liabilities ...................................... 11
             1.1.96       Indemnified Person ........................................... 11
             1.1.97       Indemnity and Contribution Agreement ......................... 11
             1.1.98       Initial Maturity Date ........................................ 12
             1.1.99       Insolvency Proceeding ........................................ 12
             1.1.100      Insolvent .................................................... 12
             1.1.101      Interest Rate Protection ..................................... 12
             1.1.102      Junior Assignment of Licenses, Contracts and Permits ......... 12
             1.1.103      Junior Assignment of Parking Agreement ....................... 12
             1.1.104      Junior Assignment of Property Management Agreement ........... 12
             1.1.105      Junior Assignment of Rents ................................... 12
             1.1.106      Junior Cap Security Agreement ................................ 12
             1.1.107      Junior Collateral ............................................ 13
             1.1.108      Junior Collateral Documents .................................. 13
             1.1.109      Junior Debt Service .......................................... 13
             1.1.110      Junior Environmental Indemnity Agreement ..................... 13
             1.1.111      Junior Financing Statements .................................. 13
             1.1.112      Junior Mortgage .............................................. 13
             1.1.113      Junior Note .................................................. 13
             1.1.114      Junior Note Amount ........................................... 14
             1.1.115      Junior Notice of Security Interest ........................... 14
             1.1.116      Junior Obligations ........................................... 14
             1.1.117      Junior Principal Balance ..................................... 14
             1.1.118      Junior Recourse Guaranty ..................................... 14
             1.1.119      Junior Recourse Obligations .................................. 14
             1.1.120      Junior Rent Roll Certificate ................................. 14
             1.1.121      Junior Title Policy .......................................... 14
             1.1.122      Knowledge .................................................... 15
             1.1.123      KPMG ......................................................... 15
             1.1.124      KPMG Lease ................................................... 15
             1.1.125      LAUSD ........................................................ 15
             1.1.126      LAUSD Cash Sweep Condition ................................... 15
             1.1.127      LAUSD Lease .................................................. 15
             1.1.128      Leases ....................................................... 15
             1.1.129      Leasing Reserve .............................................. 15
             1.1.130      Leasing Reserve Account ...................................... 15
             1.1.131      LIBOR-Based Rate ............................................. 15
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                                      iii
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
             1.1.132      LIBOR Rate ................................................... 15
             1.1.133      Lien ......................................................... 16
             1.1.134      Limited Recourse Guarantors .................................. 16
             1.1.135      Limited Recourse Guaranty .................................... 16
             1.1.136      Loan ......................................................... 16
             1.1.137      Loan Agreement ............................................... 16
             1.1.138      Loan Amount .................................................. 16
             1.1.139      Loan Documents ............................................... 16
             1.1.140      Loan Month ................................................... 16
             1.1.141      Loan Party and Loan Parties .................................. 16
             1.1.142      Loan Year .................................................... 16
             1.1.143      Lockbox Account .............................................. 16
             1.1.144      Lockbox Agreement ............................................ 17
             1.1.145      Lockbox Bank ................................................. 17
             1.1.146      Losses ....................................................... 17
             1.1.147      LTV Ratio .................................................... 17
             1.1.148      LTV Ratio Test ............................................... 17
             1.1.149      Maguire Partners SCS ......................................... 17
             1.1.150      Maguire South Tower .......................................... 17
             1.1.151      Makers ....................................................... 17
             1.1.152      Margin Stock ................................................. 17
             1.1.153      Material Adverse Effect ...................................... 17
             1.1.154      Material CC&Rs ............................................... 17
             1.1.155      Material Lease ............................................... 18
             1.1.156      Maturity Date ................................................ 18
             1.1.157      Maximum Rate ................................................. 18
             1.1.158      Member and Member of Borrower ................................ 19
             1.1.159      Mezzanine Maker .............................................. 19
             1.1.160      Modifications or Modify ...................................... 19
             1.1.161      Monthly Debt Service Payment ................................. 19
             1.1.162      Maker ........................................................ 19
             1.1.163      Mortgages .................................................... 19
             1.1.164      Mortgaged Property ........................................... 19
             1.1.165      MP Bunker Hill ............................................... 19
             1.1.166      MP-WFC Holdings .............................................. 19
             1.1.167      Net Operating Income ......................................... 19
             1.1.168      Non-Maguire Equity Interests ................................. 20
             1.1.169      North Tower Owner ............................................ 20
             1.1.170      North Tower Owner Estoppel ................................... 20
             1.1.171      North Tower Property ......................................... 20
             1.1.172      Northern Trust ............................................... 20
             1.1.173      Northern Trust Lease ......................................... 20
             1.1.174      Note Purchase Agreement ...................................... 20
             1.1.175      Note Purchase Documents ...................................... 20
             1.1.176      Notes ........................................................ 20
             1.1.177      Notice ....................................................... 20
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                                       iv
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
             1.1.178      Notice of Lien ............................................... 20
             1.1.179      Obligations .................................................. 20
             1.1.180      Office Project ............................................... 20
             1.1.181      Official Records ............................................. 21
             1.1.182      Operating Budget ............................................. 21
             1.1.183      Operating Expenses ........................................... 21
             1.1.184      Operating Expense Disbursement Request ....................... 22
             1.1.185      Operative Lease .............................................. 22
             1.1.186      Ordinary Course of Business .................................. 22
             1.1.187      Organizational Documents ..................................... 22
             1.1.188      Original Senior Lender ....................................... 23
             1.1.189      Other Taxes .................................................. 23
             1.1.190      Overall Spread ............................................... 23
             1.1.191      Parking Agreement ............................................ 23
             1.1.192      Parking Covenants ............................................ 23
             1.1.193      Parking Facility Operator .................................... 23
             1.1.194      Participant .................................................. 23
             1.1.195      Permitted Liens .............................................. 23
             1.1.196      Permitted Title Exceptions ................................... 23
             1.1.197      Permitted Transfer ........................................... 23
             1.1.198      Person ....................................................... 23
             1.1.199      Pledges ...................................................... 23
             1.1.200      Pledgor and Pledgors ......................................... 24
             1.1.201      Prime Lending Rate ........................................... 24
             1.1.202      Principal Balance ............................................ 24
             1.1.203      Pro Rata Share ............................................... 24
             1.1.204      Projected Net Operating Income ............................... 24
             1.1.205      Property Manager ............................................. 24
             1.1.206      Property Management Agreement ................................ 24
             1.1.207      Purchaser .................................................... 25
             1.1.208      REA .......................................................... 25
             1.1.209      Recourse Guaranties .......................................... 25
             1.1.210      Recourse Guarantor ........................................... 25
             1.1.211      REIT ......................................................... 25
             1.1.212      Release ...................................................... 25
             1.1.213      Replacement Note ............................................. 25
             1.1.214      Required DSCR ................................................ 25
             1.1.215      Required LTV Ratio ........................................... 25
             1.1.216      Requirement of Law ........................................... 25
             1.1.217      Requisite Holders ............................................ 25
             1.1.218      Responsible Officer .......................................... 26
             1.1.219      Retained Funds ............................................... 26
             1.1.220      Scheduled Upgrades ........................................... 26
             1.1.221      SEC .......................................................... 26
             1.1.222      Security Deposit Account ..................................... 26
             1.1.223      Security Deposits ............................................ 26
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                                       v
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
             1.1.224      Senior Assignment of Licenses, Contracts and Permits ......... 26
             1.1.225      Senior Assignment of Parking Agreement ....................... 26
             1.1.226      Senior Assignment of Property Management Agreement ........... 26
             1.1.227      Senior Assignment of Rents ................................... 26
             1.1.228      Senior Cap Security Agreement ................................ 26
             1.1.229      Senior Collateral ............................................ 27
             1.1.230      Senior Collateral Documents .................................. 27
             1.1.231      Senior Debt Service .......................................... 27
             1.1.232      Senior Environmental Indemnity Agreement ..................... 27
             1.1.233      Senior Financing Statements .................................. 27
             1.1.234      Senior Lender or Senior Lenders .............................. 27
             1.1.235      Senior Lender Parties ........................................ 27
             1.1.236      Senior Loan .................................................. 28
             1.1.237      Senior Loan Agreement ........................................ 28
             1.1.238      Senior Loan Amount ........................................... 28
             1.1.239      Senior Loan Documents ........................................ 28
             1.1.240      Senior Loan Exposure ......................................... 28
             1.1.241      Senior Mortgage .............................................. 28
             1.1.242      Senior Notes or Senior Note .................................. 28
             1.1.243      Senior Notice of Security Interest ........................... 28
             1.1.244      Senior Obligations ........................................... 28
             1.1.245      Senior Principal Balance ..................................... 29
             1.1.246      Senior Recourse Guaranty ..................................... 29
             1.1.247      Senior Recourse Obligations .................................. 29
             1.1.248      Senior Rent Roll Certificate ................................. 29
             1.1.249      Senior Title Policy .......................................... 29
             1.1.250      Single-Purpose Entity ........................................ 29
             1.1.251      Spread ....................................................... 30
             1.1.252      Subsequent Market Transaction ................................ 30
             1.1.253      Survey ....................................................... 30
             1.1.254      Target Principal Balance ..................................... 30
             1.1.255      Taxes ........................................................ 30
             1.1.256      Tenant ....................................................... 30
             1.1.257      Tenant Payments .............................................. 31
             1.1.258      Title Company ................................................ 31
             1.1.259      Title Policies ............................................... 31
             1.1.260      Transfer ..................................................... 31
             1.1.261      Transfer Restrictions ........................................ 31
             1.1.262      UCC .......................................................... 31
             1.1.263      United States ................................................ 31
             1.1.264      X-2 Garage ................................................... 31
    1.2      Other Interpretive Provisions ............................................. 31
             1.2.1        Defined Terms ................................................ 31
             1.2.2        The Agreement ................................................ 31
             1.2.3        Certain Common Terms ......................................... 31
    1.3      Accounting Principles ..................................................... 32
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                                       vi
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
ARTICLE II         THE LOAN; ADDITIONAL AGREEMENTS AND COVENANTS ....................... 32
    2.1      The Senior Loan ........................................................... 32
    2.2      Senior Note ............................................................... 33
    2.3      Term ...................................................................... 33
    2.4      Extension ................................................................. 33
    2.5      Interest Rate ............................................................. 35
             2.5.1        Increased Costs, Illegality, Etc. ............................ 35
             2.5.2        Maximum Rate ................................................. 38
             2.5.3        Compensation for Late Payments ............................... 38
             2.5.4        Default Rate ................................................. 39
    2.6      Optional Prepayments ...................................................... 39
    2.7      PROVISIONS RELATING TO PREPAYMENT ......................................... 40
    2.8      Repayment ................................................................. 40
    2.9      Interest Rate Cap ......................................................... 43
    2.10     Taxes ..................................................................... 44
    2.11     Payments by Borrower ...................................................... 45
    2.12     Reserved .................................................................. 46
    2.13     Reserved Funds for Tenant Improvements and Leasing Commissions ............ 46
    2.14     Cash Management ........................................................... 48
    2.15     Security and Guaranties ................................................... 53

ARTICLE III        CONDITIONS PRECEDENT ................................................ 54
    3.1      Loan Documents ............................................................ 54
             3.1.1        Senior Notes ................................................. 54
             3.1.2        Senior Mortgage .............................................. 54
             3.1.3        Senior Assignment of Rents ................................... 54
             3.1.4        Senior Recourse Guaranty ..................................... 54
             3.1.5        Senior Cap Security Agreement ................................ 55
             3.1.6        Lockbox Agreement ............................................ 55
             3.1.7        Senior Assignment of Licenses, Contracts and Permits ......... 55
             3.1.8        Senior Assignment of Property Management Agreement ........... 55
             3.1.9        Senior Assignment of Parking Agreement ....................... 55
             3.1.10       North Tower Owner Estoppel ................................... 55
             3.1.11       Senior Environmental Indemnity Agreement ..................... 55
             3.1.12       Indemnity and Contribution Agreement ......................... 55
             3.1.13       Senior Financing Statements .................................. 55
             3.1.14       Note Purchase Documents ...................................... 55
             3.1.15       Other Documents .............................................. 55
    3.2      Property Specific Conditions .............................................. 55
             3.2.1        Appraisal .................................................... 55
             3.2.2        Survey ....................................................... 56
             3.2.3        Insurance .................................................... 56
             3.2.4        UCC Searches ................................................. 56
             3.2.5        Engineering Report ........................................... 56
             3.2.6        Seismic Report ............................................... 56
             3.2.7        Environmental Assessment ..................................... 56
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                                      vii
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
             3.2.8        Licenses, Permits and Approvals .............................. 56
             3.2.9        Zoning and Other Laws ........................................ 56
             3.2.10       Reserved ..................................................... 56
             3.2.11       Flood Zone ................................................... 56
             3.2.12       Utilities .................................................... 57
             3.2.13       Schedule of Furnishings, Fixtures and Equipment .............. 57
             3.2.14       Title Policies ............................................... 57
             3.2.15       Material Agreements .......................................... 57
             3.2.16       Property Management Agreement ................................ 57
             3.2.17       Rent Roll .................................................... 57
             3.2.18       Tenant Estoppel Certificates ................................. 57
             3.2.19       SNDAs ........................................................ 57
             3.2.20       Special Leasing Conditions ................................... 57
    3.3      Additional Requirements ................................................... 57
             3.3.1        Opinions ..................................................... 57
             3.3.2        Borrower's Organizational Documents .......................... 58
             3.3.3        Organizational Documents Relating to Other Loan Parties ...... 58
             3.3.4        Financial Statements ......................................... 58
             3.3.5        Litigation ................................................... 58
             3.3.6        Cash Management Provisions ................................... 58
             3.3.7        Other Items .................................................. 58
    3.4      No Orders, Judgments or Decrees ........................................... 58
    3.5      No Default ................................................................ 58
    3.6      Payment of Fees ........................................................... 58
    3.7      Other Loan Documents ...................................................... 59

ARTICLE IV         REPRESENTATIONS AND WARRANTIES ...................................... 59
    4.1      Existence and Power ....................................................... 59
    4.2      Authorization; No Contravention ........................................... 59
    4.3      Governmental Authorization ................................................ 60
    4.4      Binding Effect ............................................................ 60
    4.5      Litigation ................................................................ 60
    4.6      No Default ................................................................ 60
    4.7      Use of Proceeds ........................................................... 60
    4.8      Certain Representations Related to Single-Purpose Entities ................ 61
    4.9      Taxes ..................................................................... 61
    4.10     Financial Condition ....................................................... 61
    4.11     Environmental Matters ..................................................... 62
    4.12     Collateral Documents ...................................................... 62
    4.13     Regulated Entities ........................................................ 63
    4.14     Requirement of Law ........................................................ 63
    4.15     Solvency .................................................................. 63
    4.16     Labor Relations ........................................................... 63
    4.17     Copyrights, Patents, Trademarks and Licenses, etc ......................... 63
    4.18     Subsidiaries .............................................................. 63
    4.19     Broker's Fees; Transaction Fees ........................................... 63
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                                      viii
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
    4.20     Permits ................................................................... 64
    4.21     Title ..................................................................... 64
    4.22     Zoning .................................................................... 64
    4.23     Agreements Affecting the Mortgaged Property ............................... 64
    4.24     Condemnation .............................................................. 65
    4.25     Exempt Transaction ........................................................ 65
    4.26     Access .................................................................... 65
    4.27     Tax Division .............................................................. 65
    4.28     ERISA ..................................................................... 65
    4.29     Bankruptcy ................................................................ 65
    4.30     Leases .................................................................... 65
    4.31     Physical Condition of Mortgaged Property .................................. 66
    4.32     Mechanics' Liens .......................................................... 66
    4.33     Full Disclosure ........................................................... 67
    4.34     Initial Deposits into Lockbox ............................................. 67
    4.35     Material CC&Rs ............................................................ 67
    4.36     Shuttles .................................................................. 67
    4.37     Special Leasing Conditions ................................................ 67

ARTICLE V          AFFIRMATIVE COVENANTS ............................................... 67
    5.1      Payment of Indebtedness ................................................... 68
    5.2      Financial Statements and Operating Reports ................................ 68
    5.3      Certificates; Other Information ........................................... 69
    5.4      Notices ................................................................... 70
    5.5      Preservation of Corporate Existence, Etc .................................. 71
    5.6      Maintenance of Property ................................................... 72
    5.7      Insurance ................................................................. 72
    5.8      Payment of Obligations .................................................... 73
    5.9      Compliance with Laws ...................................................... 73
    5.10     Inspection of Books and Records ........................................... 73
    5.11     Environmental Laws ........................................................ 74
    5.12     Use of Proceeds ........................................................... 74
    5.13     Solvency .................................................................. 74
    5.14     As-Built Plans ............................................................ 74
    5.15     Leases .................................................................... 74
    5.16     Property Management Agreement ............................................. 75
    5.17     Further Assurances ........................................................ 75
    5.18     Scheduled Upgrades ........................................................ 76
    5.19     Performance under Material CC&Rs .......................................... 76
    5.20     Title to Shuttles ......................................................... 77
    5.21     Recordation of Parking Covenants .......................................... 77
    5.22     Cost Sharing Agreement .................................................... 77
    5.23     Asbestos Survey ........................................................... 77

ARTICLE VI         NEGATIVE COVENANTS .................................................. 78
    6.1      Limitation on Liens ....................................................... 78
    6.2      Disposition of Assets ..................................................... 78
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
    6.3      Consolidations and Mergers ................................................ 78
    6.4      Loans and Investments ..................................................... 78
    6.5      Limitation on Indebtedness ................................................ 78
    6.6      Transactions with Affiliates .............................................. 79
    6.7      Use of Proceeds ........................................................... 79
    6.8      Contingent Obligations .................................................... 79
    6.9      Lease Obligations ......................................................... 80
    6.10     Reserved .................................................................. 80
    6.11     Maintenance of Organizational Documents ................................... 80
    6.12     Property Management Agreement; Parking Agreement .......................... 80
    6.13     No Transfer ............................................................... 80
    6.14     Accounting Changes ........................................................ 82
    6.15     Performance under Material CC&Rs .......................................... 82

ARTICLE VII        EVENTS OF DEFAULT ................................................... 83
    7.1      Event of Default .......................................................... 83
             7.1.1        Payment of Obligations ....................................... 83
             7.1.2        Representation or Warranty ................................... 83
             7.1.3        Specific Defaults ............................................ 83
             7.1.4        Other Defaults ............................................... 83
             7.1.5        Insolvency; Voluntary Proceedings ............................ 84
             7.1.6        Involuntary Proceedings ...................................... 84
             7.1.7        Collateral ................................................... 84
             7.1.8        Laws Affecting Obligations and Indebtedness .................. 84
             7.1.9        Judgment ..................................................... 84
             7.1.10       Dissolution or Termination ................................... 84
             7.1.11       Cross-Default ................................................ 85
             7.1.12       Default Under Other Mortgage ................................. 85
             7.1.13       Other Real Estate ............................................ 85
             7.1.14       Separateness Covenants ....................................... 85
             7.1.15       Debt Service Coverage ........................................ 85
             7.1.16       Concerning Recourse Guarantor ................................ 85
    7.2      Remedies .................................................................. 85
    7.3      Rights to Cure ............................................................ 86
    7.4      Rights Not Exclusive ...................................................... 86
    7.5      Collateral Agent's Powers ................................................. 86

ARTICLE VIII       COLLATERAL AGENT AND ADMINISTRATIVE AGENT ........................... 86
    8.1      Appointment ............................................................... 86
    8.2      Undivided Interest and Committed Share, Etc. .............................. 87
    8.3      Powers; General Immunity .................................................. 87
             8.3.1        Duties Specified ............................................. 87
             8.3.2        No Responsibility for Certain Matters ........................ 88
             8.3.3        Exculpatory Provisions ....................................... 88
             8.3.4        Collateral Agent and Administrative Agent Entitled to
                          Act as Holder ................................................ 88
    8.4      Collection and Distribution ............................................... 89

    8.5      Representations and Warranties, No Responsibility For Appraisal of
             Creditworthiness .......................................................... 90
    8.6      Right to Indemnity ........................................................ 90
    8.7      Successor Administrative Agent ............................................ 90
    8.8      Amendments to Agreements Among Senior Lenders and Among
             Senior Lenders and Administrative Agent ................................... 91

ARTICLE IX         MISCELLANEOUS ....................................................... 91
    9.1      Assignments and Participations in Loans ................................... 91
             9.1.1        General ...................................................... 91
             9.1.2        Assignments .................................................. 92
                   (A)      Amounts and Terms of Assignments ........................... 92
                   (B)      Assignment to Trust ........................................ 92
                   (C)      Acceptance by Administrative Agent ......................... 93
             9.1.3        Participations ............................................... 93
             9.1.4        Assignments to Federal Reserve Banks ......................... 94
             9.1.5        Borrower Cooperation ......................................... 94
    9.2      Amendments and Waivers .................................................... 95
    9.3      Notices ................................................................... 95
    9.4      No Waiver; Cumulative Remedies ............................................ 96
    9.5      Costs and Expenses ........................................................ 96
    9.6      Indemnity ................................................................. 97
             9.6.1        Obligations .................................................. 97
             9.6.2        Survival; Defense ............................................ 97
    9.7      Marshalling; Payments Set Aside ........................................... 97
    9.8      Ratable Sharing ........................................................... 97
    9.9      Successors and Assigns .................................................... 98
    9.10     Set-off ................................................................... 98
    9.11     Automatic Debits of Fees .................................................. 98
    9.12     Counterparts .............................................................. 99
    9.13     Severability .............................................................. 99
    9.14     No Third Parties Benefited ................................................ 99
    9.15     Time ...................................................................... 99
    9.16     Governing Law and Jurisdiction ............................................ 99
    9.17     Waiver of Jury Trial ..................................................... 100
    9.18     Reserved ................................................................. 100
    9.19     Entire Agreement ......................................................... 100
    9.20     Interpretation ........................................................... 100
    9.21     Limitation on Recourse ................................................... 100

                         LIST OF EXHIBITS AND SCHEDULES


EXHIBIT A          Permitted Liens

SCHEDULE 1.1.164   Items Excluded From Mortgaged Property
Schedule 1.1.168   Non-Maguire Equity Interests
Schedule 2.13.1(A) Leasing Reserve Account
Schedule 2.13.1(B) Leases/Prospective Leases Containing Approved Leases Expenses
Schedule 4.5       Pending or Threatened Litigation
Schedule 4.8.3     Contractual Obligations of Borrower
Schedule 4.10.2    Material Adverse Effects (Maguire South Tower or Guarantor)
Schedule 4.11      Existing Non-Compliance With Environmental Laws
Schedule 4.16      Labor Relations Disclosures
Schedule 4.19      Broker Fees Payable by Borrower
Schedule 4.22      Zoning Exceptions
Schedule 4.30      Lease Disclosures
Schedule 4.35      Other Documents Relating to the Material CC&Rs
Schedule 4.36      Description of the Shuttles
Schedule 5.18      Scheduled Upgrades

                              SENIOR LOAN AGREEMENT

               THIS SENIOR LOAN AGREEMENT (this "Agreement") is made and entered into as of September 13, 2002, by and among MAGUIRE PARTNERS-355 S. GRAND, LLC, a Delaware limited liability company, with an office and principal place of business at c/o Maguire Partners, 555 W. Fifth Street, Suite 5000, Los Angeles, California 90013, Attn: Robert F. Maguire III ("Borrower"), THE SENIOR LENDERS FROM TIME TO TIME PARTY HERETO (each individually, together with its successor and assigns, a "Senior Lender", and collectively, the "Senior Lenders"), and DEUTSCHE BANK AG NEW YORK BRANCH, having an address of c/o Deutsche Bank Securities Inc., 200 Crescent Court, Suite 550, Dallas, Texas 75201, Attn: Loan Administrator, as administrative agent for the Holders (in such capacity, together with its successor and assigns, "Administrative Agent") and as Collateral Agent for the Holders described herein (in such capacity, together with its successor and assigns, "Collateral Agent").

                                    RECITALS


        A. Borrower desires to borrow from Senior Lenders the amount of ONE HUNDRED NINETY-FIVE MILLION AND NO/100 DOLLARS ($195,000,000.00) (the "Senior Loan Amount") to pay certain Collateral Agent-approved costs and for certain other purposes described herein. The Senior Loan shall be evidenced by one or more Senior Notes (as defined herein).

        B. Concurrently herewith, Borrower and MP-355 S. Grand Mezzanine, LLC, a Delaware limited liability company ("Mezzanine Maker", and together with Borrower, in their capacities as Makers under the Note Purchase Agreement defined below, collectively, "Makers"), Deutsche Bank AG Cayman Island Branch, as Purchaser (together with its successors and assigns, "Purchaser", and Collateral Agent are entering into that certain Note Purchase Agreement (as it may be Modified, the "Note Purchase Agreement"), pursuant to which Purchaser is purchasing a note from Makers in the original principal amount of THIRTY-SEVEN MILLION AND NO/100 DOLLARS ($37,000,000.00) (as more fully described below, the "Junior Obligations"), which Junior Obligations shall be subordinate to the Senior Loan.

        C. Senior Lenders, Purchaser, Administrative Agent and Collateral Agent have entered into, or will in the future enter into, a Collateral Agency and Intercreditor Agreement (as the same may be Modified, the "Collateral Agency Agreement"), pursuant to which Collateral Agent will hold all Collateral (as defined below) for the Senior Notes (as defined below) and the Junior Note as Collateral Agent for the benefit of the Senior Lenders, Purchaser, and their respective successors and assigns (the Senior Lenders and Purchaser, together with their respective successors and assigns, are referred to herein collectively as the "Holders").

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, conditions and agreements herein contained, Borrower, Senior Lenders, Administrative Agent and Collateral Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

       1.1 Defined Terms. In this Agreement, the following terms shall have the following meanings (each initially-capitalized term used herein and not otherwise defined shall have the meaning ascribed to that term in the Senior Notes, as defined below):

               1.1.1 "338 S. Hill Covenant" means that certain Covenant and Agreement Regarding Maintenance of Off-Street Parking Space dated as of July 25, 1988, executed by System Parking Inc., a California corporation, and Cullen-Los Angeles, Inc., a California corporation, and recorded in the Official Records on November 22,1989, as Instrument No. 89-1888018.

               1.1.2 "444 S. Flower Covenant" means that certain Covenant and Agreement Regarding Maintenance of Off-Street Parking Space dated as of July 12,1988, executed by Maguire/Thomas Partners-South Tower, a California limited partnership, and recorded in the Official Records on July 28, 1988, as Instrument No. 88-1190526.

               1.1.3 "Actual Income" means for any period, all revenues and receipts of every kind received by or for the account of Borrower in connection with the operation of the Mortgaged Property; provided, however. that Actual Income shall not include contributions from Member of Borrower, insurance proceeds or condemnation awards (including all "Proceeds" and "Awards", as such terms are defined in the Mortgages) payable on account of any casualty or condemnation affecting the Mortgaged Property (which proceeds and awards shall be applied in accordance with provisions of the Mortgages), nor shall Actual Income include any Security Deposits made by Tenants pursuant to Leases (which Security Deposits shall be applied in accordance with the provisions of SECTION
2.14.5 and the provisions of the Lockbox Agreement).

               1.1.4 "Administrative Agent" has the meaning ascribed to that term in the Recitals.

               1.1.5 "Affected Senior Lender" has the meaning ascribed to that term in SECTION 2.5.1(B) below.

               1.1.6 "Affiliate" means as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. With respect to Borrower, Mezzanine Maker, Guarantor and any Pledgor, their Affiliates shall include, without limitation, any director, executive officer or beneficial owner, directly or indirectly, of ten percent (10%) or more of the Equity Interests of such Person. In no event shall Administrative Agent, Collateral Agent or any Holder be deemed an "Affiliate" of any Loan Party.

               1.1.7 "Agency Agreement" means any agency, intercreditor, or other agreement, including, without limitation, the Collateral Agency Agreement, between or among

Collateral Agent and/or Administrative Agent and the Holders relating to the Loan and the rights and obligations of such parties with respect to each other.

               1.1.8 "Aggregate Pro Rata Share" means, with respect to Administrative Agent, on behalf of the Senior Lenders, the percentage obtained by dividing (x) the Senior Principal Balance by (y) the Principal Balance; and with respect to Purchaser, the percentage obtained by dividing (x) the Junior Principal Balance by (y) the Principal Balance.

               1.1.9 "Agreement" means this Agreement, as the same may be Modified.

               1.1.10 "Applicable Interest Rate" means, subject to SECTION 2.5.2: (A) the LIBOR-Based Rate; or (B) to the extent applicable under SECTION
2.5.1 or otherwise provided in this Agreement, the Funds-Based Rate; or (C) to the extent applicable under SECTION 2.5.4 or otherwise provided in this Agreement, the Default Rate.

               1.1.11 "Appraisal" means a real estate appraisal conducted in accordance with the Uniform Standards of Professional Appraisal Practice (as promulgated by the Appraisal Standards Board of the Appraisal Foundation) and all Requirements of Law applicable to Holders, including in conformity with FIRREA, undertaken by an independent appraisal firm satisfactory to Collateral Agent in its sole and absolute discretion, and providing an assessment of fair market value of an Asset.

               1.1.12 "Appraised Value" means, on any date of determination, the fair market value of the Mortgaged Property as determined according to an Appraisal.

               1.1.13 "Approved Closing Statement" has the meaning ascribed to such term in SECTION 2.14.6.

               1.1.14 "Approved LAUSD Extension" means an extension of the LAUSD Lease (or a new Lease) for not less than 185,000 square feet of the space being leased by LAUSD as of the date of this Agreement, which extension (or such new Lease) shall (A) provide for an annual net effective rental rate of not less than $18.00 per square foot, (B) have a term of not less than five (5) additional years, (C) in the case of a new Lease, be with a tenant acceptable to Collateral Agent in its sole and absolute discretion, and (D) otherwise contain terms and conditions acceptable to Collateral Agent in its sole and absolute discretion.

               1.1.15 "Approved Lease Expenses" has the meaning ascribed to such term in SECTION 2.13.1.

               1.1.16 "Approved Lease Form" has the meaning ascribed to such term in SECTION 5.15.1.

               1.1.17 "Approved Operating Budget" means an Operating Budget approved by Collateral Agent in accordance with the provisions of Section 5.2.3.

               1.1.18 "Approved REIT" means a REIT (including the operating partnership thereof) to be formed by Recourse Guarantor and its Affiliates and with respect to which: (A) Collateral Agent shall have approved the Organizational Documents; (B) Recourse Guarantor shall (1) own and control, directly or indirectly, not less than five percent (5%) of the Equity Interests in such REIT or in the operating partnership thereof, and (2) serve as Chairman of the Board of Directors; (C) Collateral Agent shall have approved (which approval shall be granted or withheld in accordance with SECTION 6.13.3 below) the management structure; (D) Collateral Agent shall have approved (which approval shall be granted or withheld in accordance with SECTION 6.13.3 below) all offering materials and memoranda, prospectuses, SEC filings and other filings and reports provided to any other Governmental Authority or other Person in connection with any public offering of Equity Interests in such entity; and (E) Collateral Agent shall have received satisfactory evidence that upon the capitalization of such REIT through the initial public offering of its Equity Interests, such REIT shall have (1) a minimum market capitalization of not less than $1,250,000,000.00, and (2) stockholder's equity of not less than $250,000,000.00, each as determined by Collateral Agent in its sole and absolute discretion.

               1.1.19 "Asset" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible, and with respect to Borrower, shall include, without limitation, the Mortgaged Property.

               1.1.20 "Assignment of Licenses, Contracts and Permits" means, collectively, the Senior Assignment of Licenses, Contracts and Permits and the Junior Assignment of Licenses, Contracts and Permits.

               1.1.21 "Assignment of Parking Agreement" means, collectively, the Senior Assignment of Parking Facility Operator Agreement and the Junior Assignment of Parking Facility Operator Agreement.

               1.1.22 "Assignment of Property Management Agreement" means, collectively, the Senior Assignment of Property Management Agreement and the Junior Assignment of Property Management Agreement.

               1.1.23 "Assignments of Rents" means, collectively, the Senior Assignment of Rents and the Junior Assignment of Rents.

               1.1.24 "Assumption Agreement" has the meaning ascribed to that term in SECTION 9.1.1.

               1.1.25 "Bankruptcy Code" means the United States Bankruptcy Code and any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization, insolvency, or the arrangement or adjustment of debts.

               1.1.26 "Bankruptcy Recourse Obligations" has the meaning set forth in SECTION 9.21.3.

               1.1.27 "Base Rate" means, at anytime, the greater of (i) the Prime Lending Rate and (ii) the Federal Funds Rate.

               1.1.28 "Borrower" has the meaning ascribed to that term in the Recitals.

               1.1.29 "Budgeted Operating Expenses" means with respect to the Mortgaged Property, for any period of determination, all expenses paid, accrued, or payable by Borrower as shown on an Approved Operating Budget.

               1.1.30 "Business Day" means any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in New York or London.

               1.1.31 "Cap Provider" means the financial institution providing the Interest Rate Cap to Borrower.

               1.1.32 "Cap Security Agreement" means, collectively, the Senior Cap Security Agreement and the Junior Cap Security Agreement.

               1.1.33 "Capital Lease" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

               1.1.34 "Carve-out Recourse Obligations" has the meaning set forth in SECTION 9.21.2.

               1.1.35 "Cash Collateral Account" has the meaning ascribed to such term in the Cash Collateral Account Agreement.

               1.1.36 "Cash Collateral Account Agreement" means that certain Cash Collateral Account Agreement dated as of the date hereof by and among Borrower, Collateral Agent and Cash Management Bank, as the same may be Modified.

               1.1.37 "Cash Management Bank" means Bank of the West, or a successor Cash Management Bank under the Cash Collateral Account Agreement as may be approved from time to time by Collateral Agent.

               1.1.38 "Cash Sweep Condition" and "Cash Sweep Conditions" means, individually and collectively, the DSCR Cash Sweep Condition and the LAUSD Cash Sweep Condition.

               1.1.39 "Closing" means the satisfaction or waiver of all conditions precedent set forth in SECTION 3.1, to be determined by Collateral Agent in its sole and absolute discretion.

               1.1.40 "Closing Date" means the date on which the Closing occurs.

               1.1.41 "Code" means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

               1.1.42 "Collateral" means, collectively, the Senior Collateral and the Junior Collateral.

               1.1.43 "Collateral Agency Agreement" has the meaning ascribed to that term in the Recitals.

               1.1.44 "Collateral Ascent" has the meaning ascribed to that term in the Recitals.

               1.1.45 "Collateral Agent's Payment Office" means 1251 Avenue of the Americas, 25th Floor, New York, New York 10020, or such other address as Collateral Agent may from time to time specify in accordance with SECTION 9.3.

               1.1.46 "Collateral Documents" means, collectively, the Senior Collateral Documents and the Junior Collateral Documents.

               1.1.47 "Contingent Obligation" means, as to any Person, (A) any Guaranty Obligation of that Person; and (B) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (1) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (2) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof.

               1.1.48 "Contractual Obligations" means, as to any Person, any obligation or requirement under any security issued by such Person or under any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.


               1.1.49 "Debt Service" means, for any period, the sum of Senior Debt Service and Junior Debt Service.

               1.1.50 "Debt Service Coverage Ratio" or "DSCR" means, for any period, the ratio of Net Operating Income (or, where specified, Projected Net Operating Income) to Debt Service.

               1.1.51 "Default" means any condition which, with the giving of notice by Collateral Agent or the passage of time, or both, would constitute an Event of Default.

               1.1.52 "Default Rate" shall mean a rate per annum equal to five percent (5%) plus the LIBOR-Based Rate (or, to the extent applicable pursuant to SECTION 2.5.1, the Funds-Based Rate) in effect from time to time, not to exceed the Maximum Rate.

               1.1.53 "Delayed Amortization Event" has the meaning set forth in
SECTION 2.8.2.

               1.1.54 "Diminution in Value" means any diminution in value of the Mortgaged Property arising from or relating to the Release of Hazardous Materials at, in, on, under, over, from or affecting the Mortgaged Property; provided, however, that the amount recovered by Collateral Agent and the Holders in respect of any Diminution in Value as provided in the Loan

Documents, when combined with other amounts recovered by Collateral Agent and the Holders in respect of the Collateral or from any Loan Party shall not exceed the sum of (i) the Principal Balance and other amounts due under the Loan (including all accrued and unpaid interest through the Maturity Date, all Fees and all late charges), plus (ii) all costs and expenses incurred by Collateral Agent and the Holders in exercising their remedies under the Loan Documents following an Event of Default thereunder (including the costs and expenses incurred by Collateral Agent in acquiring title to any Mortgaged Property), plus
(iii) any sums advanced by Collateral Agent or the Holders to operate, maintain and protect the Mortgaged Properties during the period Collateral Agent's (or its designee's) ownership thereof (including costs and expenses incurred by Collateral Agent in the investigation, removal, clean-up or remediation of Hazardous Substances during such period), plus (iv) interest accruing at the Default Rate from and after the occurrence of an Event of Default on the amounts described in clauses (i), (ii) and (iii) above.

               1.1.55 "Disbursement Date" has the meaning set forth in SECTION 2.14.7.

               1.1.56 "Disbursement Request" has the meaning ascribed to such term in SECTION 2.13.1.

               1.1.57 "Disposition" means the sale, lease, conveyance or other disposition of Assets.

               1.1.58 "Distributions" means any distribution of funds or other Assets to or for the benefit of any partner, shareholder or other holder of Equity Interests of or in Borrower, as applicable.

               1.1.59 "Dollars", "dollars" and "$" means lawful money of the United States.

               1.1.60 "DSCR Cash Sweep Condition" means, at any time, the Mortgaged Property has failed to achieve a Debt Service Coverage Ratio of at least 1.25:1 for the consecutive three (3) Loan Months immediately preceding the date of determination, which Debt Service Coverage Ratio shall be determined by Collateral Agent (in its sole and absolute discretion) on the basis of Net Operating Income and actual Debt Service for said three (3) Loan Months.

               1.1.61 "DSCR Test" has the meaning set forth in SECTION 2.4.1(I).

               1.1.62 "Eligible Assignee" means any one or more of the following: (A) subject to the approval of Collateral Agent (not to be unreasonably withheld), (1) a commercial bank organized under the laws of the United States of America or any state thereof, (2) a savings and loan association or savings bank organized under the laws of the United States of America or any state thereof, (3) a commercial bank organized under the laws of any other country or a political subdivision thereof (provided that (a) such bank is acting through a branch or agency located in the United States of America or (b) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country), and (4) any other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans or notes as one of its businesses, including insurance companies, mutual funds and lease financing companies; (B) any Holder and any Affiliate of any Holder; and (C) any trust to which the Loan (or any portion thereof) is transferred in accordance with SECTION 9.1.2(B); provided, that neither Borrower nor any Affiliate of Borrower shall be an Eligible Assignee.

               1.1.63 "Engineering Report" means that certain engineering report prepared by Certified Environments, Inc., and dated as of August 15, 2002, Job No. CEI-376-007-0202.

               1.1.64 "Environmental Claims" means any claims, actions (including civil and criminal actions), proceedings, losses, costs, damages (including punitive damages), liabilities, obligations, causes of action, fines, penalties or expenses (including reasonable attorneys' fees and expenditures and expenses relating to the investigation, enforcement, removal, clean-up or remediation of the Mortgaged Property or any other property or any natural resources) alleged or asserted by any Governmental Authority or other Person and arising from or relating to (A) any Release at, in, on, under, over, from or affecting the Mortgaged Property, or (B) any circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

               1.1.65 "Environmental Indemnity Agreement" means, collectively, the Senior Environmental Indemnity Agreement and the Junior Environmental Indemnity Agreement.

               1.1.66 "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to the preservation, conservation, regulation, health or safety of the environment (including soil, water, groundwater, and indoor and ambient air conditions), and in each case as may be now or hereafter enacted, amended or modified, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.), the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Emergency Planning and Community Right-to-Know Act, the Toxic Substance Control Act of 1976 (15 U.S.C. Section 2601 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7901 et seq.) and any so-called "Superfund" or "Superlien" law, the California Solid Waste Management, Resource Recovery and Recycling Act (California Government Code
Section 66700 et seq.), California Health & Safety Code Sections 25117, 25281, 25316 and 25501, and California Water Code Section 13050.

               1.1.67 "Environmental Permits" has the meaning ascribed to that term in SECTION 4.11.2.

               1.1.68 "Environmental Report" means, collectively, those certain Phase I environmental reports prepared by Certified Environments, Inc., Job Nos. CEI #376-007-0202 and CEI #376-006b-0302, dated as of April 17, 2002, and April
18, 2002, respectively.

               1.1.69 "Equity Interests" means the capital stock of a corporation, the membership or limited liability company interests of a limited liability company, the partnership interests in a partnership, the joint venture interests in a joint venture, the interests of a beneficiary under a trust or business trust, and all other evidence or instruments of ownership in any legal entity or trust, together with (A) any rights to receive distributions or payments from such corporation, limited liability company, partnership, joint venture, trust, business trust or other legal entity, and all other economic rights and interests of any nature owing by or arising from such Person, (B) any management and voting rights with respect to such corporation, limited liability company, partnership, joint venture, trust, business trust or other legal entity, and (C) all other rights of and benefits of any nature arising or accruing with respect to such corporation, limited liability company, partnership, joint venture, trust, business trust or other legal entity.

               1.1.70 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               1.1.71 "Event of Default" shall have the meaning ascribed to that term in Section 7.1.

               1.1.72 "Evidence of Withholding" shall have the meaning ascribed to that term in SECTION 2.10.5.

               1.1.73 "Excess Cash Flow" means amounts remaining in the Cash Collateral Account following payment of the sums described in SECTIONS 2.14.7(a), 2.14.7(b) AND 2.14.7(c).

               1.1.74 "Extension Cap Rate" has the meaning set forth into that term in SECTION 2.9.2.

               1.1.75 "Extension Notice" has the meaning ascribed to that term in SECTION 2.4.1.

               1.1.76 "Extension Period" has the meaning ascribed to that term in SECTION 2.4.1.

               1.1.77 "Extraordinary Capital and Leasing Expenses" has the meaning ascribed to that term in SECTION 2.14.8 below.

               1.1.78 "Federal Funds Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Collateral Agent from three Federal Funds brokers of recognized standing selected by Collateral Agent.

               1.1.79 "Fees" means all fees or other compensation due to any of the Senior Lender Parties or their respective Affiliates from Borrower or its Affiliates with respect to the Loan, including any commitment, loan, advisory, arranger, structuring, closing or exit fees or consideration, but excluding any payments of principal or interest under the Loan or sums advanced by Collateral Agent or any of the Senior Lenders or their respective Affiliates to protect the Collateral.

               1.1.80 "Financing Statements" means, collectively, the Senior Financing Statements and the Junior Financing Statements.

               1.1.81 "Foreign Lender" means any Senior Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code).

               1.1.82 "Funds-Based Rate" has, with respect to the Senior Loan Documents, the meaning set forth in the Senior Notes, and with respect to the Note Purchase Documents, the meaning set forth in the Junior Notes.

               1.1.83 "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to SECTION 2.10.

               1.1.84 "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination and which are consistent with GAAP.

               1.1.85 "Governmental Authority" means any nation or federal government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               1.1.86 "Gross Revenues" means, for any period, all revenues and receipts of every kind actually earned and received from the customary operation of the Mortgaged Property, including rents and other license, lease and concession fees (not including gross receipts of licensees, lessees and concessionaires) and proceeds, if any, from business interruption or other loss of income insurance, and all refunds or reimbursements of Operating Expenses; provided, however, that Gross Revenues shall not include interest income and shall be reduced by the amount of any refunds paid to licensees or any other third party relating to revenues from any previous period. Gross Revenues shall be calculated in accordance with GAAP.

               1.1.87 "Guaranties" means, collectively, (A) the Recourse Guaranties and (B) the Limited Recourse Guaranty.

               1.1.88 "Guarantor" and "Guarantors" means, individually and collectively, the Recourse Guarantor and the Limited Recourse Guarantors.

               1.1.89 "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent,
(A) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (B) to advance or provide funds (1) for the payment or discharge of any such primary obligation, or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (C) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (D) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

               1.1.90 "Hazardous Materials" means asbestos, asbestos-containing materials, polychlorinated biphenyl, polychlorinated biphenyl containing materials, and all those substances (whether solid, liquid or gas) which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances (whether solid, liquid or gas) identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, radioactive waste, special waste, hazardous substance, hazardous material, toxic substance, or petroleum or petroleum derived substance or waste.

               1.1.91 "Holders" has the meaning ascribed to that term in the Recitals.

               1.1.92 "Impositions" means, collectively, all (A) real estate and personal property taxes and all other taxes, assessments, fees and governmental charges, (B) all water and sewer rates and charges, and (C) all charges for any easement or agreement maintained for the benefit of the Mortgaged Property, which, in the case of any of the foregoing, at any time prior to or after the execution of the Loan Documents may be assessed, levied, or imposed upon or against the Mortgaged Property or the other Collateral or the rent or income received therefrom or any use or occupancy thereof.

               1.1.93 "Improvements" means all improvements, fixtures and structures situated on the land encumbered by the Mortgages.

               1.1.94 "Indebtedness" means, with respect to any Person, without duplication and on a consolidated basis, all long-term and short-term debt of the referenced person calculated in accordance with GAAP.

               1.1.95 "Indemnified Liabilities" has the meaning ascribed to that term in Section 9.6.1.

               1.1.96 "Indemnified Person" has the meaning ascribed to that term in SECTION 9.6.1.

               1.1.97 "Indemnity and Contribution Agreement" means that certain Indemnity and Contribution Agreement dated concurrently herewith, executed by MP-WFC Holdings and MP-Bunker Hill in favor of Borrower and Mezzanine Maker, as the same may be Modified.

               1.1.98 "Initial Maturity Date" means August 31, 2005.

               1.1.99 "Insolvency Proceeding" means (A) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (B) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (A) and (B) undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code.

               1.1.100 "Insolvent" with respect to a Person has the meaning ascribed to that term (or any similar term, including "Insolvency") in the Federal Bankruptcy Code and any applicable state fraudulent conveyance laws. Such meaning shall include, without limitation, the following, with respect to any Person: (A) the sum of the Person's total liabilities, including all Contingent Obligations, at fair valuation is greater than all of such Person's total assets at fair valuation, (B) the Person is engaged or about to engage in any business or transaction for which the remaining assets of such Person (or any property remaining with such Person) are unreasonably small (or constitute unreasonably small capital) in relation to such business or transaction, (C) the Person is making a transfer or incurring an obligation with the actual intent to hinder, delay or defraud its creditors or any entity to which such Person is or will become, on or after the date that such transfer is made or such obligation in incurred, indebted, or (D) the Person is generally not paying its debts as they become due.

               1.1.101 "Interest Rate Cap" means that certain Letter Agreement between Cap Provider and Borrower and dated as of September 12, 2002, and all Modifications thereto (including any replacement thereof in accordance with SECTION 2.9).

               1.1.102 "Junior Assignment of Licenses, Contracts and Permits" means that certain Assignment of Licenses, Contracts and Permits (Junior) from Mortgage Maker to Collateral Agent, dated substantially concurrently herewith, as the same may be Modified.

               1.1.103 "Junior Assignment of Parking Agreement" means that certain Assignment and Subordination of Parking Facility Operator Agreement and Attornment Agreement (Junior) among Mortgage Maker, Property Manager Operator, and Collateral Agent, dated substantially concurrently herewith, as the same may be Modified.

               1.1.104 "Junior Assignment of Property Management Agreement" means that certain Assignment and Subordination of Property Management Agreement (Junior) among Mortgage Maker, Property Manager, and Collateral Agent, dated substantially concurrently herewith, as the same may be Modified.

               1.1.105 "Junior Assignment of Rents" means that certain Assignment of Leases and Rents (Junior) dated substantially concurrently herewith from Mortgage Maker in favor of Collateral Agent, pursuant to the Note Purchase Agreement, as the same may be Modified.

               1.1.106 "Junior Cap Security Agreement" means that certain Interest Rate Cap Security Agreement (Junior) dated substantially concurrently herewith made by Mortgage Maker for the benefit of Collateral Agent, creating in favor of Collateral Agent a second priority assignment and pledge of the Interest Rate Cap, as the same may be Modified.

               1.1.107 "Junior Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by Makers or any Loan Party and subject to, or otherwise described as "collateral" in, the Junior Collateral Documents, which Junior Collateral is collateral for, or secures or supports, the Junior Obligations or any other obligation or liability under the Note Purchase Documents.

               1.1.108 "Junior Collateral Documents" means (A) the Note Purchase Agreement, (B) the Junior Mortgage, (C) the Junior Assignment of Rents, (D) the Pledges, (E) the Junior Cap Security Agreement, (F) the Junior Assignment of Property Management Agreement, (G) the Junior Assignment of Parking Agreement,
(H) the Junior Assignment of Licenses, Contracts and Permits, (I) the Lockbox Agreement, (J) the Cash Collateral Account Agreement, (K) the Junior Financing Statements, (L) all other security agreements, assignments, pledges and other similar agreements executed by any Loan Party in favor of Collateral Agent now or hereafter delivered to Collateral Agent pursuant to or in connection with the transactions contemplated by the Note Purchase Agreement, and all Junior Financing Statements associated therewith, and (M) any Modifications to any of the foregoing; provided, however, that "Junior Collateral Documents" shall not include the Junior Note, the Limited Recourse Guaranty, the Junior Recourse Guaranty, or the Junior Environmental Indemnity Agreement.

               1.1.109 "Junior Debt Service" means, for any period, all sums due and owing in connection with the Junior Obligations in accordance with the terms of the Note Purchase Documents, including all payments of interest and scheduled monthly principal amortization payments, if any, required pursuant to Section
2.8 of the Note Purchase Agreement, but excluding any Fees and any amortization paid from Excess Cash Flow pursuant to SECTION 2.14.7.


               1.1.110 "Junior Environmental Indemnity Agreement" means that certain Environmental Indemnity Agreement (Junior) dated concurrently herewith, executed by Makers in favor of Collateral Agent and the other Indemnified Persons identified therein, as the same may be Modified.

               1.1.111 "Junior Financing Statements" means the UCC-1 Financing Statements filed pursuant to the Note Purchase Agreement, naming Makers or the other Loan Parties, as applicable, as debtor, and Collateral Agent, as secured party, and filed with the offices of the Secretary of the State in each state in which Makers or such other Loan Party is organized.

               1.1.112 "Junior Mortgage" means that certain Junior Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of even date herewith, executed pursuant to the Note Purchase Agreement by Mortgage Maker, as trustor, for the benefit of Collateral Agent, as beneficiary, securing the obligations of Makers under the Note Purchase Documents, as the same may be Modified.

               1.1.113 "Junior Note" or "Junior Notes" means that certain Junior Note dated concurrently herewith executed by Makers to the order of Purchaser in the face amount of the

Junior Note Amount, together with any Replacement Notes issued pursuant to the Note Purchase Agreement, as the same may be Modified.

               1.1.114 "Junior Note Amount" means THIRTY SEVEN MILLION AND NO/100 DOLLARS ($37,000,000.00), which is the original principal amount of the Junior Note and which has been fully funded as of the Closing Date.

               1.1.115 "Junior Notice of Security Interest" means that certain Notice of Security Interest and Acknowledgment dated concurrently herewith, executed by Mortgage Maker, Collateral Agent, and Cap Provider in connection with the Junior Cap Security Agreement.

               1.1.116 "Junior Obligations" means, collectively, (A) the principal of, all accrued interest on and all fees and other amounts, payments and premiums of any kind and nature (including any indemnification obligations) due from Makers or their Affiliates to Collateral Agent and/or Purchaser under the Junior Notes and the other Note Purchase Documents (including any Modifications thereto), and (B) any and all of the covenants, promises and other obligations made or owing by Makers or any of their Affiliates to, or due to, Collateral Agent and/or Purchaser under the Junior Notes and the other Note Purchase Documents (including any Modifications thereto), in each case whether now existing or hereafter arising, whether or not evidenced by any note, guaranty or other instrument or agreement, whether direct or indirect (including those acquired by assignment), whether absolute or contingent, whether due or to become due, and however acquired.

               1.1.117 "Junior Principal Balance" means the balance of the following sums outstanding from time to time: (A) the Junior Note Amount, plus
(B) any other sums advanced in respect of the Junior Obligations under the Junior Collateral Documents, less (C) any applicable reduction in the outstanding principal balance of the Junior Note made in accordance with the terms of the Note Purchase Documents.

               1.1.118 "Junior Recourse Guaranty" means that certain Unconditional Guaranty (Carve-outs) (Junior) dated as of even date herewith, executed by Recourse Guarantor in favor of Collateral Agent, as the same may be Modified.

               1.1.119 "Junior Recourse Obligations" means, collectively, the Carve-out Recourse Obligations and the Bankruptcy Recourse Obligations of Mortgage Maker and Mezzanine Maker under and as defined in the Note Purchase Agreement and the other Note Purchase Documents.

               1.1.120 "Junior Rent Roll Certificate" means that certain Rent Roll Certificate (Junior) dated concurrently herewith, executed by Mortgage Maker for the benefit of Collateral Agent in connection with the Note Purchase Agreement.

               1.1.121 "Junior Title Policy" means, collectively, the mortgagee's loan policies of title insurance issued on the 1970 ALTA form by the Title Company, in the aggregate face amount of the Junior Note Amount, together with such reinsurance and direct access agreements as Collateral Agent may request, insuring the Junior Mortgage to be a valid second-priority lien on Mortgage Maker's fee simple interest in the Mortgaged Property (including any easements appurtenant thereto), subject only to the Senior Mortgage and the Permitted Title Exceptions.

               1.1.122 "Knowledge" means, with respect to a Person, the knowledge of such Person after reasonable inquiry and investigation.

               1.1.123 "KPMG" means KPMG Peat Marwick LLP, a Delaware limited liability partnership.

               1.1.124 "KPMG Lease" means that certain Office Lease between Borrower and KPMG dated as of June 1, 1998, together with that certain Letter Agreement dated as of November 23,1998.

               1.1.125 "LAUSD" means the Los Angeles Unified School District.

               1.1.126 "LAUSD Cash Sweep Condition" means that both of the following shall have occurred: (A) the Maturity Date shall have been extended for the first Extension Period pursuant to SECTION 2.4.1, and (B) Borrower and LAUSD (or another tenant, as applicable) shall have failed to execute and deliver an Approved LAUSD Extension.

               1.1.127 "LAUSD Lease" means that certain Office Lease between Borrower and LAUSD dated as of February 6, 1995, as amended by that certain Amendment to Storage Lease and Office Lease dated March 1, 1996, that certain Second Amendment to Lease and Agreement Re Additional Space dated December 10, 1997, that certain Third Amendment to Lease and Agreement Re Second Additional Space dated March 2, 1998, that certain Fourth Amendment dated December 10, 1998, that certain Fifth Amendment to Lease Agreement dated February 28, 1999, that certain Sixth Amendment to Lease dated June 5, 2000, that certain Seventh Amendment to Lease dated October 1, 2000, that certain Eighth Amendment to Lease dated April 1, 2001, that certain Amendment to Lease and Agreement Re 16th Floor Additional Space dated December 10, 2001, and that certain Amended and Restated Office Lease dated as of August 13, 2002.

               1.1.128 "Leases" means any and all leases, subleases, licenses, concessions, use agreements or grants of other possessory interests or use rights now or hereafter in force, oral or written, covering or affecting the Mortgaged Property, or any part thereof.

               1.1.129 "Leasing Reserve" has the meaning ascribed to such term in SECTION 2.13.1.

               1.1.130 "Leasing Reserve Account" has the meaning ascribed to such term in SECTION 2.13.1.

               1.1.131 "LIBOR-Based Rate" has, with respect to the Senior Loan Documents, the meaning set forth in the Senior Notes, and with respect to the Note Purchase Documents, the meaning set forth in the Junior Notes.

               1.1.132 "LIBOR Rate" means the average of interbank offered rates for 30-day dollar deposits in the London market as set forth on page 3750 (i.e., the LIBOR page), or any successor page, of the Telerate News Services, titled "British Banker Association Interest Settlement Rates."

               1.1.133 "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, monetary encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing.

               1.1.134 "Limited Recourse Guarantors" means, collectively, MP-Bunker Hill, MP-WFC Holdings, Maguire Partners SCS, Recourse Guarantor and each and all other parties that now or hereafter execute any Limited Recourse Guaranty pursuant to the Note Purchase Agreement.

               1.1.135 "Limited Recourse Guaranty" means, collectively, (a) that certain Unconditional Guaranty (Limited Recourse) dated concurrently herewith, executed by MP Bunker Hill and MP-WFC Holdings, in favor of Collateral Agent for the benefit of Purchaser; and (b) that certain Unconditional Guaranty (Limited Recourse) dated concurrently herewith, executed by Maguire Partners SCS and Recourse Guarantor, in favor of Collateral Agent for the benefit of Purchaser.

               1.1.136 "Loan" means, collectively, the Senior Loan and the Junior Obligations.

               1.1.137 "Loan Agreement" means, collectively, the Senior Loan Agreement and the Note Purchase Agreement.

               1.1.138 "Loan Amount" means the sum of the Senior Loan Amount plus the Junior Note Amount.

               1.1.139 "Loan Documents" means, collectively, the Senior Loan Documents and the Note Purchase Documents.

               1.1.140 "Loan Month" means any full calendar month during term of the Loan, with the first Loan Month being September 2002, which first Loan Month shall consist of the partial month commencing on the Closing Date of the Loan.

               1.1.141 "Loan Party" and "Loan Parties" means, individually and collectively, Borrower, Mezzanine Maker, Guarantors and Pledgors.

               1.1.142 "Loan Year" means the 12-month period commencing on September 1 of each calendar year.

               1.1.143 "Lockbox Account" means the account established and maintained pursuant to the Lockbox Agreement.

               1.1.144 "Lockbox Agreement" means that certain Lockbox Agreement dated as of the date hereof by and among Borrower, Collateral Agent and Cash Management Bank, as the same may be Modified.

               1.1.145 "Lockbox Bank" means Bank of the West, or a "Substitute Lockbox Bank" (as such term is defined in the Lockbox Agreement) designated pursuant to the Lockbox Agreement.

               1.1.146 "Losses" means any and all claims, actions, proceedings, losses, damages, liabilities, obligations, causes of action, fines, penalties, costs and expenses (including reasonable attorneys' fees and expenditures and expenses relating to the investigation, removal, clean-up or remediation of Hazardous Substances), and Diminution in Value.

               1.1.147 "LTV Ratio" means the ratio that results by dividing (A) the outstanding Principal Balance of the Notes as of the date on which the ratio is calculated, by (B) the value of the Mortgaged Property as of the date on which the ratio is calculated, as determined by Collateral Agent in its sole and absolute discretion.

               1.1.148 "LTV Ratio Test" has the meaning set forth in SECTION 2.4.1(J).

               1.1.149 "Maguire Partners SCS" means Maguire Partners SCS, Inc., a California corporation.

               1.1.150 "Maguire South Tower" means Maguire Partners-South Tower, LLC, a Delaware limited liability company.

               1.1.151 "Makers" has the meaning ascribed to that term in the Recitals.

               1.1.152 "Margin Stock" means "margin stock" as that term is defined in Regulation T, U or X of the Federal Reserve Board.

               1.1.153 "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, any of (A) the operations, business, properties, or condition (financial or otherwise) of Borrower or any other Loan Party; (B) the ability of Borrower or any Loan Party to perform under any Loan Document; (C) the legality, validity, binding effect or enforceability of any Loan Document; or (D) the perfection or priority of any Lien granted to Collateral Agent under any of the Collateral Documents.

               1.1.154 "Material CC&Rs" means collectively, (A) that certain Reciprocal Easement Agreement dated as of December 20,1982, by and between Maguire Partners-Crocker Properties Phase I, a California limited partnership, and Maguire Partners-Crocker Properties-South Tower, a California limited partnership, recorded in the Official Records on December 22, 1982, as Instrument No. 82-1279463, as Modified by that certain First Amendment to Reciprocal Easement and Operating Agreement dated as of June 28,1985, and recorded in the Official Records on August 26, 1987, as Instrument No. 87-1374869; (B) that certain Covenant and Agreement Re Central Plant dated as of December 20,1982, by and between Maguire Partners-Crocker Properties Phase I, a California limited partnership, and Maguire Partners-Crocker Properties-South Tower, a California limited partnership, recorded in the Official Records on

December 22, 1982 as Instrument No. 82-1279466; (C) that certain Covenant and Agreement Regarding Maintenance of Off-Street Parking Space dated as of July 12, 1988, executed by Maguire/Thomas Partners-South Tower, a California limited partnership, and recorded in the Official Records on July 28, 1988, as Instrument No. 88-1190526; (D) that certain Covenant and Agreement Regarding Maintenance of Off-Street Parking Space dated as of July 25, 1988, executed by System Parking Inc., a California corporation, and Cullen-Los Angeles, Inc., a California corporation, and recorded in the Official Records on November 22,1989, as instrument No. 89-1888018; (E) that certain Reciprocal Grant of Easements and Declaration of Establishment of Restrictions and Covenants - Parcels X-2(a) and X-2(b) dated as of September 25, 1981, by and between Maguire Partners-Crocker Properties-South Tower, a joint venture, The RHF Bunker Hill Corporation, a California non-profit corporation, and The Community Redevelopment Agency of the City of Los Angeles, California, a public body corporate and politic, and recorded in the Official Records on February 12, 1982, as Instrument No. 82-160076; and (F) that certain Covenant and Agreement Regarding Maintenance of Off-Street Parking Space dated as of July 11, 1988, executed by Maguire/Thomas Partners-South Tower, a California limited partnership, and recorded in the Official Records on July 28, 1988, as Instrument No. 88-1190527.

            1.1.155 "Material Lease" means a Lease entered into by Borrower with respect to the Mortgaged Properly where any one of the following applies: (A) such Lease is for space that exceeds 25,000 net rentable square feet; (B) the rental rate to be charged under such Lease is less than $18.00 (net of any concessions) per net rentable square foot; (C) leasing commissions to be paid by Borrower or any Affiliate in respect of such Lease exceed (1) if more than one broker is involved, six and one-half percent (6.5%) of gross rental proceeds scheduled to be collected in accordance with the terms of such Lease during the primary lease term, not including any extensions (with further limits of four percent (4%) of gross rental proceeds if such commissions are to be paid to any outside broker and two and one-half percent (2.5%) of such gross rental proceeds if such commissions are to be paid to any in-house broker), or (2) if only one broker is involved, four percent (4%) of gross rental proceeds scheduled to be collected in accordance with the terms of such Lease during the primary lease term, not including any extensions; (D) tenant improvements costs in respect of such Lease are anticipated to exceed (i) $27.50 per net rentable square foot for new Leases or (ii) $15.00 per net rentable square foot for renewals of existing Leases; (E) tenant improvement and leasing commission costs in respect of such Lease are anticipated to exceed twenty-five percent (25%) of the gross rental proceeds scheduled to be collected in accordance with the terms of such Lease during the primary lease term, not including any extensions; or (F) such Lease provides the tenant thereunder with, or results in such tenant having, a right of purchase, right of first offer to purchase or similar right with respect to the Mortgaged Property.

            1.1.156 "Maturity Date" means, the Initial Maturity Date, as the same may be accelerated or extended in accordance with the terms of this Agreement.

            1.1.157 "Maximum Rate" means the maximum interest rate allowed by applicable New York law or, to the extent applicable and in the event such rate would impose a lower maximum interest rate under applicable law, United States law, as amended from time to time, in effect on the date for which a determination of interest accrued hereunder is made.

            1.1.158 "Member" and "Member of Borrower" means Mezzanine Maker, in its capacity as the sole member of Borrower.

            1.1.159 "Mezzanine Maker" has the meaning ascribed to that term in the Recitals.

            1.1.160 "Modifications" or "Modify" means any amendments, supplements, modifications, renewals, replacements, consolidations, severances, substitutions and extensions of any document or instrument from time to time; "Modify", "Modified," or related words shall have meanings correlative thereto.

            1.1.161 "Monthly Debt Service Payment" shall mean, with respect to any Loan Month, the amount of Debt Service required pursuant to the Loan Documents to be paid by Borrower and Makers during such Loan Month.

            1.1.162 "Mortgage Maker" means Borrower in its capacity as "Mortgage Maker" under the Junior Note and the other Note Purchase Documents.

            1.1.163 "Mortgages "means, collectively, the Senior Mortgage and the Junior Mortgage.

            1.1.164 "Mortgaged Property " means the land and real property interests described on Exhibit A attached to the Mortgages, and the improvements and other property more fully described in (and Collateral under) the Mortgages; provided, however, Mortgaged Property shall not include the items of personal property set forth on SCHEDULE 1.1.164 attached hereto.

            1.1.165 "MP-Bunker Hill" means Maguire Partners-Bunker Hill, Ltd., a California limited partnership.

            1.1.166 "MP-WFC Holdings" means Maguire Partners-WFC Holdings, LLC, a Delaware limited liability company.

            1.1.167 "Net Operating Income" means, with respect to the Mortgaged Property, for any period, the Gross Revenues for such period, less Operating Expenses for such period, in each case as set forth on operating statements satisfactory to Collateral Agent in its sole and absolute discretion. Net Operating Income shall be calculated in accordance with GAAP; provided, however. that notwithstanding the foregoing, neither Net Operating Income, nor the components thereof, shall include (A) any condemnation or insurance proceeds (but shall include rent or business interruption insurance proceeds applied to such period), (B) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any portion of the Mortgaged Property, (C) amounts received from tenants as security deposits, (D) any type of income otherwise included in Net Operating Income but paid directly by any tenant to a Person other than Borrower or its agents or representatives, or (E) any adjustment in (whether by addition to or deduction from) rental revenue on account of "straight-line rent" accounting such that Net Operating Income fails to reflect the actual receipt of rent under the Leases.

            1.1.168 "Non-Maguire Equity Interests" means each of the direct and indirect Equity Interests in MP-Bunker Hill which, on the Closing Date, is (a) owned by an individual other than Robert F. Maguire III who is a current or former partner or employee of Maguire Partners, or (b) owned by an entity which is controlled by such an individual, in each case as such Equity Interests are shown on SCHEDULE 1.1.168 attached hereto.

            1.1.169 "North Tower Owner" means North Tower, LLC, a Delaware limited liability company.

            1.1.170 "North Tower Owner Estoppel" means that certain Estoppel Certificate executed by North Tower Owner.

            1.1.171 "North Tower Property" means the real property owned by North Tower Owner located adjacent to the Mortgaged Property, commonly known as 335 S. Grand, Los Angeles, California.

            1.1.172 "Northern Trust" means Northern Trust of California, N.A.

            1.1.173 "Northern Trust Lease" means that certain Office Lease between Borrower and Northern Trust dated as of April 9, 1992, as amended by that certain Amendment to Lease dated as of January 1, 1995.

            1.1.174 "Note Purchase Agreement" means that certain Note Purchase Agreement dated concurrently herewith, among Makers, Purchaser, and Collateral Agent, as the same may be Modified.

            1.1.175 "Note Purchase Documents" means, collectively, (A) the Note Purchase Agreement, (B) the Junior Note, (C) the Junior Recourse Guaranty, (D) the Junior Environmental Indemnity, (E) the Limited Recourse Guaranty, (F) the Junior Collateral Documents, (G) the Junior Notice of Security Interest, (H) the Junior Rent Roll Certificate, and (I) such other documents and agreements entered into by or between Collateral Agent or Purchaser, on the one hand, and one or more Loan Parties, on the other hand, which evidence, secure or support the Junior Obligations, each as the same may be Modified.

            1.1.176 "Notes" means, collectively, the Senior Notes and the Junior Notes.

            1.1.177 "Notice" has the meaning ascribed to that term in SECTION
9.3.

            1.1.178 "Notice of Lien" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

            1.1.179 "Obligations" means, collectively, the Senior Obligations and the Junior Obligations.

            1.1.180 "Office Project" means the use of the Mortgaged Property for the purposes of leasing space for general office and retail uses, parking and related uses.

            1.1.181 "Official Records" means the Office of the County Recorder for the County of Los Angeles, California

            1.1.182 "Operating Budget" has the meaning ascribed to that term in
SECTION 5.2.3.

            1.1.183 "Operating Expenses" means with respect to the Mortgaged Property, for any period of determination, all expenses paid, accrued, or payable by Borrower, as determined in accordance with GAAP, during such period (including, without limitation, the pro rata portion of all such expenses attributable to, but not paid during, such period) in connection with the operation of the Mortgaged Property, in all events to the extent such expenses are approved by Collateral Agent (including as part of an Approved Operating Budget). Subject to the foregoing, Operating Expenses may include, without duplication:

                (A) expenses for cleaning, repair, maintenance, decoration and painting of the Mortgaged Property (including parking lots and roadways), net of any insurance proceeds in respect of any of the foregoing;

                (B) wages (including overtime payments), benefits, payroll taxes and all other related expenses for Borrower's on-site personnel engaged in the repair, operation and maintenance of the Mortgaged Property and service to tenants and on-site personnel engaged in audit and accounting functions performed by Borrower;

                (C) management fees pursuant to the Property Management
Agreement;

                (D) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and the cost of building and cleaning supplies;

                (E) rent, liability, casualty, workmen's compensation and other required insurance premiums;

                (F) legal, accounting and other professional fees and expenses payable to third parties;

                (G) real estate and personal property taxes (but not any income taxes);

                (H) advertising and other marketing costs and expenses;

                (I) rent and other payments owing by Borrower under any lease agreements; and

                (J) the costs of lock changes, storage, moving, market surveys, permits (and the application or registration therefor) and licenses (and the application or registration therefor).

Notwithstanding the foregoing, Operating Expenses shall not include (i) depreciation, amortization or other non-cash expenses of the Property, (ii) Debt Service, (iii) any amounts required to be applied to principal amortization pursuant to SECTION 2.14 below, (iv) any capital expenses, or (v) the cost of any leasing commissions and tenant improvements incurred by Borrower pursuant to executed Leases (except to the extent revenues from tenant work orders associated with such tenant improvements are included in Gross Revenue).

            1.1.184 "Operating Expense Disbursement Request" means a certificate, in form and substance satisfactory to Collateral Agent, executed by a Responsible Officer of Borrower and delivered to Collateral Agent not less than ten (10) days (nor more than fifteen (15) days) prior to the Disbursement Date on which Borrower is requesting a disbursement of Operating Expenses, which certificate shall include the following: (A) a request for disbursement from the Cash Collateral Account of the amount of Operating Expenses incurred by Borrower for the Loan Month immediately preceding the Loan Month in which such Disbursement occurs pursuant to the Approved Operating Budget then in effect (other than Operating Expenses which are to be paid from disbursements of the Leasing Reserve), which amount shall take into account any surplus or deficit from the prior Loan Month's disbursement of Operating Expenses as shown in the reconciliation referred to in clause (C) below; (B) a certification by such Responsible Officer that the disbursement of Operating Expenses which Borrower is requesting shall be used by Borrower solely to pay its creditors for costs and expenses relating to the Mortgaged Property incurred in such prior Loan Month in accordance with the current Approved Operating Budget; (C) a budget variance report (certified by such Responsible Officer as being true and correct) reconciling the disbursement of Operating Expenses in the prior Loan Month with the actual Operating Expenses incurred and paid (or, if not paid, with an explanation for such failure to pay) by Borrower in such prior Loan Month; and (D) a certification by such Responsible Officer that all amounts previously disbursed to Borrower pursuant to SECTION 2.14.7 to pay Operating Expenses have been properly paid to the persons providing goods and services to the Mortgaged Property in accordance with the Approved Operating Budget and Borrower's prior Operating Expense Disbursement Requests (except for claims that Borrower is contesting in accordance with SECTION 6.5.2 and except as shown on the budget variance report referred to in clause (C) above).

            1.1.185 "Operative Lease" means each existing Lease and each Lease approved by Collateral Agent in accordance with the Loan Documents (or as to which no approval of Collateral Agent is required under the Loan Documents), pursuant to which the tenant thereunder has begun occupying the demised premises and is obligated to pay rent, and with respect to which no material default has occurred and is continuing beyond the applicable cure period thereunder.

            1.1.186 "Ordinary Course of Business" means, with respect to a specific Person, the ordinary course of such Person's business, substantially as conducted by any such Person prior to and as of the Closing Date, and (A) undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document, and (B) which shall not in any event interfere with the ongoing operation of the Assets of such Person in a manner consistent with similar properties and shall not interfere with the day-to-day operations of such Assets as contemplated in the Loan Documents.

            1.1.187 "Organizational Documents" means (A) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, (B) for any partnership, the partnership agreement, any certificate of formation, and any other instrument or agreement relating to the rights between the partners or pursuant to which such partnership is formed, (C) for any limited liability company, the operating or limited liability company agreement, any articles of organization or certificate of formation, and any other instrument or agreement relating to the rights between the members, pertaining to the manager, or pursuant to which such limited liability company is formed, and (D) for any trust, the trust agreement and any other instrument or agreement relating to the rights between the trustors, trustees and beneficiaries, or pursuant to which such trust is formed.

            1.1.188 "Original Senior Lender" means Deutsche Bank AG Cayman Islands Branch and the other Senior Lenders listed on the signature pages hereof, each in its capacity as a Senior Lender.

            1.1.189 "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

            1.1.190 "Overall Spread" means the weighted average of (a) the Spread under the Senior Notes, and (b) the Spread under the Junior Note (taking into consideration the interest rate and principal amount of all Notes).

            1.1.191 "Parking Agreement" means that certain Parking Facility Operator Agreement dated as of November 7, 2000, between Property Manager and Parking Facility Operator.

            1.1.192 "Parking Covenants" means, collectively, the 338 S. Hill Covenant and the 444 S. Flower Covenant.

            1.1.193 "Parking Facility Operator" means Ampco System Parking.

            1.1.194 "Participant" has the meaning ascribed to that term in
SECTION 9.1.3.

            1.1.195 "Permitted Liens" means the Liens encumbering title to the Mortgaged Property that are set forth on EXHIBIT A attached hereto.

            1.1.196 "Permitted Title Exceptions" means the Permitted Liens and title exceptions with respect to the Mortgaged Property approved by Collateral Agent, as reflected in the Title Policy or the Survey, and such other matters affecting title to the Mortgaged Property as may be approved in writing by Collateral Agent pursuant to the Loan Documents from time to time after the dated hereof.

            1.1.197 "Permitted Transfer" has the meaning ascribed to that term in SECTION 6.13.2.

            1.1.198 "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock association, trust, unincorporated association, joint venture or Governmental Authority.

            1.1.199 "Pledges" means, collectively, (a) that certain Pledge and Security Agreement dated concurrently herewith, executed by Maguire Partners SCS and Recourse

Guarantor, in favor of Collateral Agent, granting a security interest in such Pledgors' respective Equity Interests in MP-WFC Holdings; (b) that certain Pledge and Security Agreement dated concurrently herewith, executed by MP-WFC Holdings and MP-Bunker Hill, in favor of Collateral Agent, granting a security interest in such Pledgors' respective Equity Interests in Member of Borrower; and (c) that certain Pledge and Security Agreement dated concurrently herewith, executed by Member of Borrower, in favor of Collateral Agent, granting a security interest in Member of Borrower's Equity Interests in Borrower.

            1.1.200 "Pledgor" and "Pledgors" means, individually and collectively, Member, MP-WFC Holdings, MP-Bunker Hill, Maguire Partners SCS, Recourse Guarantor, and each and all other parties that now or hereafter execute any Pledge of their respective direct or indirect Equity Interests in Borrower in favor of Collateral Agent pursuant to the Note Purchase Agreement.

            1.1.201 "Prime Lending Rate" means the rate which Deutsche Bank AG New York Branch announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Deutsche Bank AG New York Branch may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

            1.1.202 "Principal Balance" means the sum of the Senior Principal Balance plus the Junior Principal Balance.

            1.1.203 "Pro Rata Share" means, with respect to each Senior Lender, the percentage obtained by dividing (x) the Senior Loan Exposure of that Senior Lender by (y) the sum of the Senior Loan Exposures of all Senior Lenders.

            1.1.204 "Projected Net Operating Income" means, for any period, forecasted Gross Revenues less forecasted Operating Expenses, as determined by Collateral Agent in its sole and absolute discretion, where: (A) Gross Revenues, with respect to Leases, shall take into account Gross Revenues only from Operative Leases to the extent such Operative Leases are scheduled to remain in effect during the forecast period, as determined by Collateral Agent in its sole and absolute discretion; and (B) forecasted Operating Expenses shall include only those Operating Expenses which are included in an Approved Operating Budget for the forecast period; provided, however, in determining the Debt Service Coverage Ratio for purposes of SECTION 2.4.1(1), the management fee for the Mortgaged Property shall be deemed to be equal to two and one-half percent (2.5%) of gross revenues, notwithstanding that the actual management fee payable by Borrower may be more or less than such amount.

            1.1.205 "Property Manager" means Maguire Partners Development, Ltd., a California limited partnership, or any replacement property manager approved by Collateral Agent pursuant to SECTION 5.16.

            1.1.206 "Property Management Agreement" means that certain Management and Leasing Agreement dated as of September 13, 2002, by and between Borrower and Property

Manager relating to the Mortgaged Property, or any replacement property management agreement approved by Collateral Agent in accordance with SECTION 5.16.

            1.1.207 "Purchaser" has the meaning ascribed to that term in the Recitals.

            1.1.208 "REA" means that certain Reciprocal Easement Agreement dated as of December 20, 1982, by and between Maguire Partners-Crocker Properties Phase I, a California limited partnership, and Maguire Partners-Crocker Properties-South Tower, a California limited partnership, recorded in the Official Records on December 22, 1982, as Instrument No. 82-1279463, as Modified by that certain First Amendment to Reciprocal Easement and Operating Agreement dated as of June 28, 1985, and recorded in the Official Records on August 26, 1987, as Instrument No. 87-1374869.

            1.1.209 "Recourse Guaranties" means, collectively, the Senior Recourse Guaranty and the Junior Recourse Guaranty.

            1.1.210 "Recourse Guarantor" means Robert F. Maguire III, an individual.

            1.1.211 "REIT" means a domestic trust or corporation that qualifies as a real estate investment trust under the provisions of Sections 856, et seq. of the Code and the Equity Interests in which are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System (or any successor thereof).

            1.1.212 "Release" means the presence, placement, discharge, deposit, emission, disposal, burial, dumping; injection, spillage, leakage, seepage, release or contamination of any Hazardous Material, whether intentional or unintentional, negligent or non-negligent, sudden or non-sudden, accidental or non-accidental presence.

            1.1.213 "Replacement Note" has the meaning ascribed to that term in
SECTION 2.2.

            1.1.214 "Required DSCR'" has the meaning ascribed to that term in
SECTION 2.4.1(1).

            1.1.215 "Required LTV Ratio" has the meaning ascribed to that term in SECTION 2.4.1(J).

            1.1.216 "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

            1.1.217 "Requisite Holders" means with respect to any action to be taken by Collateral Agent, those Holders holding the requisite percentage of the Loan to take designated actions in accordance with the Collateral Agency Agreement; and with respect to any action to be taken by Administrative Agent, Senior Lenders collectively having or holding fifty-one percent (51 %) or more of the aggregate Senior Loan Exposure of all Senior Lenders.

            1.1.218 "Responsible Officer" means the chief executive officer or president of Maguire Partners SCS (or any successor thereto permitted hereunder), or any other officer thereof having substantially the same authority and responsibility with respect to Member and Borrower (and their direct or indirect managing constituents), or, with respect to financial matters, the chief financial officer or the treasurer of Maguire Partners SCS (or any successor thereto permitted hereunder), or any other officer having substantially the same authority and responsibility with respect to Member and Borrower (and their direct or indirect managing constituents).

            1.1.219 "Retained Funds" has the meaning ascribed to such term in
SECTION 2.14.6.

            1.1.220 "Scheduled Upgrades" has the meaning ascribed to such term in SECTION 5.18.

            1.1.221 "SEC" means the Securities and Exchange Commission, or any successor thereto.

            1.1.222 "Security Deposit Account" has the meaning ascribed to such term in the Lockbox Agreement.

            1.1.223 "Security Deposits" means any security deposits, letters of credit, or other collateral paid or given as security for obligations of Tenants under Leases.

            1.1.224 "Senior Assignment of Licenses, Contracts and Permits" means that certain Assignment of Licenses, Contracts and Permits (Senior) from Borrower to Collateral Agent, dated substantially concurrently herewith, as the same may be Modified.

            1.1.225 "Senior Assignment of Parking Agreement" means that certain Assignment and Subordination of Parking Facility Operator Agreement and Attornment Agreement (Senior) among Borrower, Property Manager Operator, and Collateral Agent, dated substantially concurrently herewith, as the same may be Modified.

            1.1.226 "Senior Assignment of Property Management Agreement" means that certain Assignment and Subordination of Property Management Agreement (Senior) among Borrower, Property Manager, and Collateral Agent, dated substantially concurrently herewith, as the same may be Modified.

            1.1.227 "Senior Assignment of Rents" means that certain Assignment of Leases and Rents (Senior) dated substantially concurrently herewith from Borrower in favor of Collateral Agent, pursuant to the Senior Loan Agreement, as the same may be Modified.

            1.1.228 "Senior Cap Security Agreement" means that certain Interest Rate Cap Security Agreement (Senior) dated substantially concurrently herewith made by Borrower for the benefit of Collateral Agent, creating in favor of Collateral Agent a first priority assignment and pledge of the Interest Rate Cap, as the same may be Modified.

            1.1.229 "Senior Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by Borrower or any Loan Party and subject to, or otherwise described as "collateral" in, the Senior Collateral Documents, which Senior Collateral is collateral for, or secures or supports, the Senior Loan or any other obligation or liability under the Senior Loan Documents.

            1.1.230 "Senior Collateral Documents" means (A) this Agreement, (B) the Senior Mortgage, (C) the Senior Assignment of Rents, (D) the Senior Cap Security Agreement, (E) the Senior Assignment of Property Management Agreement,
(F) the Senior Assignment of Parking Agreement, (G) the Senior Assignment of Licenses, Contracts and Permits, (H) the Lockbox Agreement, (I) the Cash Collateral Account Agreement, (J) the Senior Financing Statements, (K) all other security agreements, assignments, pledges and other similar agreements executed by any Loan Party in favor of Collateral Agent now or hereafter delivered to Collateral Agent pursuant to or in connection with the transactions contemplated by the Senior Loan Documents, and all Senior Financing Statements associated therewith, and (L) any Modifications to any of the foregoing; provided. however, that "Senior Collateral Documents" shall not include the Senior Notes, the Senior Recourse Guaranty, or the Senior Environmental Indemnity Agreement.

            1.1.231 "Senior Debt Service" means, for any period, all sums due and owing in connection with the Senior Loan in accordance with the terms of the Senior Loan Documents, including all payments of interest and scheduled monthly principal amortization payments, if any, required pursuant to Section 2.8 of the Senior Loan Agreement, but excluding any Fees and any amortization paid from Excess Cash Flow pursuant to SECTION 2.14.7.

            1.1.232 "Senior Environmental Indemnity Agreement" means that certain Environmental Indemnity Agreement (Senior) dated concurrently herewith, executed by Borrower in favor of Collateral Agent and the other Indemnified Persons identified therein, as the same may be Modified.

            1.1.233 "Senior Financing Statements" means the UCC-1 Financing Statements filed pursuant to this Agreement, naming Borrower or the other Loan Parties, as applicable, as debtor, and Collateral Agent, as secured party, and filed with the offices of the Secretary of the State in each state in which Borrower or such other Loan Party is organized or, if required, in which the Mortgaged Property is located.

            1.1.234 "Senior Lender" or "Senior Lenders" means each Original Senior Lender party to this Agreement and any Person that hereafter acquires an interest in the Senior Note (from an Original Senior Lender or otherwise) and is made a party hereto pursuant to the terms hereof. Upon any Senior Lender's full assignment of its interest in the Senior Loan in accordance with the terms of this Agreement, such Person shall no longer constitute a Senior Lender hereunder.

            1.1.235 "Senior Lender Parties" means Senior Lenders, Administrative Agent and Collateral Agent.

            1.1.236 "Senior Loan" means the loan made pursuant to the Senior Loan Agreement.

            1.1.237 "Senior Loan Agreement" means this Agreement, as at may be Modified.

            1.1.238 "Senior Loan Amount" means ONE HUNDRED NINETY-FIVE MILLION AND NO/100 DOLLARS ($195,000,000.00), which is the original aggregate principal amount of the Senior Notes and which has been fully funded as of the Closing Date.

            1.1.239 "Senior Loan Documents" means, collectively, (A) this Agreement, (B) the Senior Notes, (C) the Senior Recourse Guaranty, (D) the Senior Environmental Indemnity, (E) the Senior Collateral Documents, (F) the Senior Notice of Security Interest, (G) the Senior Rent Roll Certificate, and
(H) such other documents and agreements entered into by or between Collateral Agent, Administrative Agent or Senior Lenders, on the one hand, and one or more Loan Parties, on the other hand, which evidence, secure or support the Senior Loan, each as the same may be Modified.

            1.1.240 "Senior Loan Exposure" means, with respect to any Senior Lender, the outstanding principal amount of the Senior Loan funded by such Senior Lender under this Agreement.

            1.1.241 "Senior Mortgage" means that certain Senior Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of even date herewith, executed pursuant to this Agreement by Borrower, as trustor, for the benefit of Collateral Agent, as beneficiary, securing the obligations of Borrower under the Senior Loan Documents, as the same may be Modified.

            1.1.242 "Senior Notes" or "Senior Note" means the Promissory Note or Notes made by Borrower (including any Replacement Notes) to the order of Senior Lenders in the aggregate stated principal amount of the Senior Loan Amount, in connection with the Senior Loan, as the same may be Modified.

            1.1.243 "Senior Notice of Security Interest" means that certain Notice of Security Interest and Acknowledgment dated concurrently herewith, executed by Borrower, Collateral Agent, and Cap Provider in connection with the Senior Cap Security Agreement.

            1.1.244 "Senior Obligations" means, collectively, (A) the principal of, all accrued interest on and all fees and other amounts, payments and premiums of any kind and nature (including any indemnification obligations) due from Borrower or its Affiliates to Collateral Agent and/or Senior Lenders under the Senior Notes and the other Senior Loan Documents (including any Modifications thereto), and (B) any and all of the covenants, promises and other obligations made or owing by Borrower or any of its Affiliates to, or due to, Collateral Agent and/or Senior Lenders under the Senior Notes and the other Senior Loan Documents (including any Modifications thereto), in each case whether now existing or hereafter arising, whether or not evidenced by any note, guaranty or other instrument or agreement, whether direct or indirect (including those acquired by assignment), whether absolute or contingent, whether due or to become due, and however acquired.

            1.1.245 "Senior Principal Balance" means the balance of the following sums outstanding from time to time: (A) the Senior Loan Amount, plus
(C) any other sums advanced in respect of the Senior Loan under the Senior Collateral Documents, less (D) any applicable reduction in the outstanding principal balance of the Senior Loan made in accordance with the terms of the Senior Loan Documents.

            1.1.246 "Senior Recourse Guaranty" means that certain Unconditional Guaranty (Carve-outs) (Senior) dated as of even date herewith, executed by Recourse Guarantor in favor of Collateral Agent, as the same may be Modified.

            1.1.247 "Senior Recourse Obligations" means, collectively, the Carve-out Recourse Obligations and the Bankruptcy Recourse Obligations of Borrower under and as defined in this Agreement and the other Senior Loan Documents.

            1.1.248 "Senior Rent Roll Certificate" means that certain Rent Roll Certificate (Senior) dated concurrently herewith, executed by Borrower for the benefit of Collateral Agent in connection with the Senior Loan Agreement.

            1.1.249 "Senior Title Policy" means, collectively, the mortgagee's loan policies of title insurance issued on the 1970 ALTA form by the Title Company, in the aggregate face amount of the Senior Loan, together with such reinsurance and direct access agreements as Collateral Agent may request, insuring the Senior Mortgage to be a valid first-priority lien on Borrower's fee simple interest in the Mortgaged Property (including any easements appurtenant thereto), subject only to the Permitted Title Exceptions.

            1.1.250 "Single-Purpose Entity" means a Person, other than an individual, which (A) is formed or organized solely for the purpose of holding, directly or indirectly, an ownership interest in the Mortgaged Property or Equity Interests in Persons holding directly or indirectly, ownership interests in the Mortgaged Property, (B) does not engage in any business unrelated to (i) in the case of a Person owning such Mortgaged Property, the Mortgaged Property (including the operation and management of such Mortgaged Property and the financing thereof pursuant to the Loan Documents), and (ii) in the case of a Person owning such Equity Interests, such Equity Interests, (C) has not and will not have any Assets other than those related to its interest in such Mortgaged Property (including any financing thereof) or such Equity Interests, as applicable, and has not or will not have any Indebtedness other than, as applicable, the Indebtedness permitted pursuant to SECTION 6.5, (D) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person,
(E) holds itself out as being a Person, separate and apart from any other Person, (F) does not and will not commingle its funds or assets with those of any other Person, (G) conducts its own business in its own name, (H) maintains separate financial statements and files its own tax returns (or, if on a consolidated basis, such consolidated return shall clearly note that such Person and any other Person required hereunder to be a Single Purpose Entity are each a separate legal entity for all purposes other than federal tax reporting and that their respective Assets and credit are not available to satisfy the debts or obligations of any other Person), (I) pays its own debts and liabilities when they become due out of its own funds, (J) observes all partnership, corporate, limited liability company or trust formalities, as applicable, and does all things necessary to preserve its existence, (K) except as expressly permitted by the Loan Documents, maintains an arm's-length relationship with its Affiliates and shall not enter into any Contractual Obligations with any Affiliates except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an Affiliate,
(L) pays the salaries of its own employees and maintains a sufficient number of employees (if any) in light of its contemplated business operations (or otherwise provides for such labor from its own funds), (M) does not guarantee or otherwise obligate itself with respect to the debts of any other Person, or hold out its credit as being available to satisfy the obligations of any other Person, except as expressly contemplated by the Loan Documents, (N) does not acquire obligations or securities of its partners, members or shareholders, (O) allocates fairly and reasonably shared expenses, including any overhead for shared office space, (P) uses separate stationery, invoices, and checks, (Q) does not and will not pledge its assets for the benefit of any other Person (except in connection with the Indebtedness permitted pursuant to SECTION 6.5) or make any loans or advances in the nature of Indebtedness to any other Person other than tenant improvement allowances and other leasing concessions pursuant to Leases approved or deemed approved in accordance with the Loan Documents, (R) does and will correct any known misunderstanding regarding its separate identity, (S) maintains adequate capital in light of its contemplated business operations, and (T) has and will have a partnership or operating agreement, certificate of incorporation or other organizational document which complies with the requirements set forth in this definition.

            1.1.251 "Spread" has, with respect to the Senior Loan Documents, the meaning set forth in the Senior Notes, and with respect to the Note Purchase Documents, the meaning set forth in the Junior Notes.

            1.1.252 "Subsequent Market Transaction" means any of (A) the sale of the Senior Loan Documents to one or more investors, (B) the transfer of a participation interest in the Senior Loan to one or more investors, (C) a deposit of the Senior Loan Documents with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity, (D) any transactions contemplated by SECTION 9.1, or (E) other sales or transfers of the Senior Obligations evidenced or secured by the Senior Loan Documents or any interest therein to one or more investors.

            1.1.253 "Survey" means that certain ALTA/ACSM Land Title Survey prepared with respect to the Mortgaged Property by Mullenhauer Group under Job No. 18077.01 and dated August 29, 2002.

            1.1.254 "Target Principal Balance" means Two Hundred Twenty-Five Million Dollars (225,000,000.00).

            1.1.255 "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding taxes imposed on or measured by each Holders' respective net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Holder is organized or maintains a lending office.

            1.1.256 "Tenant" means any tenant of the Mortgaged Property under a Lease.


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

            1.1.257 "Tenant Payments" means all payments by Tenants pursuant to a Lease or otherwise (including, without limitation, all rents), whether in the form of checks, cash, drafts, money orders, credit, set-off, or any other payments of any kind whatsoever; provided, however, Tenant Payments shall not include Security Deposits except to the extent actually applied to amounts owing under Leases.

            1.1.258 "Title Company" means Commonwealth Land Title Insurance Company, and each of the reinsurers/co-insurers under the Title Policy.

            1.1.259 "Title Policies" means, collectively, the Senior Title Policy and the Junior Title Policy.

            1.1.260 "Transfer" means the meaning ascribed to such term in
SECTION 6.13.1.

            1.1.261 "Transfer Restrictions" means the restrictions on Transfer set forth in SECTION 6.13.2.

            1.1.262 "UCC" means the Uniform Commercial Code as in effect in New York, Delaware and California, as applicable.

            1.1.263 "United States" and "U.S." means the United States of
America.

            1.1.264 "X-2 Garage" means a portion of the Mortgaged Property located at 235 S. Hill Street, Los Angeles, California, more fully described as "Parcel C" on Exhibit A to each of the Mortgages.

        1.2 Other Interpretive Provisions.

            1.2.1 Defined Tenors. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate, Loan Document, or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.

            1.2.2 The Agreement. Unless the context otherwise requires, the words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, schedule and exhibit references are to this Agreement unless otherwise specified.

            1.2.3 Certain Common Terms.

                (A) Documents. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                (B) Including. The team "including" is not limiting and means "including without limitation."

                (C) Performance; Time. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including". If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                (D) Contracts. Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent Modifications, but only to the extent such Modifications are not prohibited by the terms of any Loan Document.

                (E) Laws. References to any statute or regulation are to be construed as including all statutory and regulatory Modifications thereof.

                (F) Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                (G) Independence of Provisions. The parties acknowledge that this Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

                (H) Making. The terms "making" and "extending" and similar words when used to refer to the Senior Loan are intended to refer to the Loan made pursuant to this Agreement and obligations incurred by Makers pursuant to the Note Purchase Agreement, as the context may require.

        1.3 Accounting Principles.

            1.3.1 Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

            1.3.2 References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of Borrower.

                                   ARTICLE II

                  THE LOAN; ADDITIONAL AGREEMENTS AND COVENANTS

        2.1 The Senior Loan. Senior Lenders agree, on the terms and conditions hereinafter set forth, to make the Senior Loan to Borrower on the Closing Date, and Borrower agrees to


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

accept the Senior Loan and to repay the same in accordance with the terms hereof. Amounts borrowed under the Senior Loan that are repaid or prepaid by Borrower may not be reborrowed.

        2.2 Senior Note. The Senior Loan shall be evidenced by one or more notes, including the Senior Notes executed substantially concurrently herewith, payable to the order of each Senior Lender in an aggregate amount equal to the Senior Loan Amount. In accordance with the provisions of SECTION 9.1.2 below, any Senior Lender shall have the right to substitute one or more new notes executed by Borrower (each, a "Replacement Note") upon assignment of all or any portion of such Senior Lender's interest in the Senior Obligations and to have Replacement Notes issued by Borrower pursuant to ARTICLE IX.

        2.3 Term. The Senior Loan shall mature on the Initial Maturity Date, subject to acceleration by Collateral Agent of the Senior Loan pursuant to the terms of the Senior Loan Documents, and subject to Borrower's rights to extend the Initial Maturity Date pursuant to SECTION 2.4 below.

        2.4 Extension.

            2.4.1 Borrower shall have the right to extend the Initial Maturity Date of the Notes for two (2) additional periods of twelve (12) consecutive months each (each, an "Extension Period"), provided that Borrower strictly complies with all of the following conditions precedent:

                (A) Borrower shall have delivered to Collateral Agent a written notice (an "Extension Notice") containing Borrower's election to extend the term of the Loan, which Extension Notice shall be delivered not less than sixty (60) days nor more than one hundred twenty (120) days prior to the scheduled Maturity Date;

                (B) no Default or Event of Default exists on the date such Extension Notice is delivered or on the scheduled Maturity Date;

                (C) Borrower shall have purchased an Interest Rate Cap for the Extension Period in accordance with SECTION 2.9.2 below;

                (D) Borrower shall pay an extension fee to Collateral Agent equal to three-eighths of one percent (0.375%) of the then current Senior Principal Balance as of the scheduled Maturity Date (provided however, in the event that (1) the Junior Obligations have been unconditionally, irrevocably and indefensibly paid and performed in full on or before March 31, 2003, and (2) the Permitted Transfer described in SECTION 6.13.2 has been consummated in accordance with the terms and conditions of this Agreement, the extension fee payable by Borrower under this SECTION 2.4.1(D) shall be one-quarter of one percent (0.25%) of the then current Senior Principal Balance as of the scheduled Maturity Date);

                (E) Collateral Agent shall have received, at Borrower's expense, such title endorsements insuring the continued first-lien priority of the Senior Mortgage (subject only to the Permitted Title Exceptions) as Collateral Agent may require;


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

                (F) Borrower and all Loan Parties shall have ratified and reaffirmed their respective obligations under the applicable Senior Loan Documents in writing in form satisfactory to Collateral Agent in its sole and absolute discretion;

                (G) Borrower shall have paid any costs and expenses incurred by Collateral Agent in connection with the requested extension (including, without limitation, attorneys fees and costs);

                (H) if the Junior Obligations have not been previously repaid, the Junior Obligations shall be extended concurrently with the Senior Loan;

                (I) the Mortgaged Properly shall meet the following test (the "DSCR Test"): the projected Debt Service Coverage Ratio for the applicable Extension Period shall not be less than 1.40:1 (as the same may be adjusted as provided below, the "Required DSCR"), which Debt Service Coverage Ratio shall be determined by Collateral Agent (in its sole and absolute discretion) on the basis of Projected Net Operating Income for the applicable twelve (12) month Extension Period and assuming an interest rate under the Loan at the greater of
(i) eight percent (8.0%) per annum or (ii) the weighted average of the Applicable Interest Rate under both the Senior Notes and the Junior Notes in effect during the Loan Month immediately prior to the beginning of the applicable Extension Period; provided, however, that in the event the Principal Balance has been reduced below the Target Principal Balance, the Required DSCR shall be ratably increased by the percent reduction of the Principal Balance below the Target Principal Balance, if any, up to a maximum Required DSCR of 1.65:1; provided further, in the event the Required DSCR is not achieved, so long as there is no Event of Default, Borrower may prepay a portion of the Loan (subject to and in accordance with the terms and conditions of SECTIONS 2.6.2 and 2.63 below) sufficient to cause the Mortgaged Property to achieve the Required DSCR (which prepayment shall (A) not affect the Required DSCR for the then current DSCR Test, and (B) be applied pro rata to the Senior Principal Balance and the Junior Principal Balance in the proportions that each bear to the Principal Balance);

                (J) the Mortgaged Property shall meet the following test (the "LTV Ratio Test"): the LTV Ratio at the commencement of the first Extension Period shall not exceed seventy-five percent (75.0%) and at the commencement of the second Extension Period shall not exceed seventy percent (70.0%) (in each case, as the same may be adjusted as provided below, the "Required LTV Ratio"); provided however, that in the event the Principal Balance has been reduced below the Target Principal Balance, the Required LTV Ratio shall be ratably decreased for each applicable Extension Period by the percent reduction of the Principal Balance below the Target Principal Balance, if any, but shall in no event be less than sixty-five percent (65.0%) at the commencement of any Extension Period; provided further, in the event the Required LTV Ratio is not met, so long as there is not Event of Default, Borrower may prepay a portion of the Loan (subject to and in accordance with the terms and conditions of SECTIONS 2.6.2 and 2.63 below) sufficient to meet the applicable Required LTV Ratio (which prepayment shall (A) not affect the Required LTV Ratio for the then current LTV Ratio Test, and (B) be applied


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

        pro rata to the Senior Principal Balance and the Junior Principal Balance in the proportions that each bear to the Principal Balance); and

                (K) Prior to the commencement of the second Extension Period, Borrower and LAUSD (or another tenant, as applicable) shall have executed and delivered an Approved LAUSD Extension.

            2.4.2 If the Initial Maturity Date is extended, all the terms and conditions of the Senior Notes and the Senior Loan Documents shall continue to apply, except that Borrower shall have no further option to extend the Maturity Date beyond the expiration of the second Extension Period.

        2.5 Interest Rate. Subject to SECTION 2.5.1 below, from the date of the original Senior Notes to and excluding the Maturity Date, the Senior Principal Balance shall bear interest at the Applicable Interest Rate from time to time in effect. The Applicable Interest Rate shall be adjusted monthly, commencing on the first day of the calendar month immediately following the date hereof and on the first day of each succeeding month thereafter to and including the first day of the month in which the Maturity Date occurs; provided, however, that to the extent such Applicable Interest Rate shall be based on the LIBOR Rate, it shall be based on the LIBOR Rate in effect on the last Business Day of the preceding calendar month. Interest shall be calculated using the actual days the Senior Principal Balance is outstanding hereunder divided by 360 days and multiplied by the Applicable Interest Rate. The Applicable Interest Rate shall be adjusted from time to time in accordance with the following provisions.

            2.5.1 Increased Costs, Illegality, Etc.

                  (A) In the event that Administrative Agent or any Senior Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by Administrative Agent):

                      (i) by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the Applicable Interest Rate on the basis provided for in the definition of LIBOR-Based Rate; or

                      (ii) that such Senior Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR-Based Rate because of (a) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to, (1) a change in the basis of taxation of payment to any Senior Lender of the principal of or interest on such LIBOR-Based Rate or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Senior Lender, or any franchise tax based on the net income or net profits of a Senior Lender, in either case pursuant to the laws of the jurisdiction in which such Senior Lender is organized or in which such Senior Lender's principal office or applicable lending office is located or any subdivision thereof or therein), or (2) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the LIBOR Rate, and/or (b) other circumstances since the date of this Agreement affecting such Senior Lender or the interbank Eurodollar market or the position of such Senior Lender in such market;

                      then, and in any such event, such Senior Lender (or Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to Borrower and, except in the case of clause (i) above, to Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each of the other Senior Lenders). Thereafter (x) in the case of clause (i) above, LIBOR-Based Rates shall no longer be available and the Funds-Based Rate shall apply (subject to SECTION 2.5.4) until such time as Administrative Agent notifies Borrower and the Senior Lenders that the circumstances giving rise to such notice by Administrative Agent no longer exists (and if any such conversion occurs on a day that is not the last day of the then-current 30-day LIBOR Rate period, Borrower shall reimburse any Senior Lender for any breakage costs incurred by such Senior Lender in connection with such conversion), and (y) in the case of clause (ii) above, and provided that such Senior Lender is generally exercising rights similar to those set forth in this SECTION 2.5.1(A) against borrowers similarly situated to Borrower, Borrower shall pay to such Senior Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Senior Lender in its sole and absolute discretion shall determine) as shall be required to compensate such Senior Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Senior Lender, showing the basis for the calculation thereof, submitted to Borrower by such Senior Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto). Collateral Agent and each Senior Lender agrees that if it gives notice to Borrower of any of the events described in clause (i) above, it shall promptly notify Borrower and, in the case of any such Senior Lender, Collateral Agent, if such event ceases to exist.

                      (B) At any time that any LIBOR-Based Rate is affected by the circumstances described in SECTION 2.5.1(A)(II), Borrower may, upon at least three (3) Business Days' written notice to Administrative Agent, require the affected Senior Lender to convert such LIBOR-Based Rate to a Funds-Based Rate (and if any such conversion occurs on a day that is not the last day of the then-current 30-day LIBOR Rate period, Borrower shall reimburse any Senior Lender for any breakage costs incurred by such Senior Lender in connection with such conversion), provided that, if more than one Senior Lender is affected at any time, then all affected Senior Lenders must be treated the same pursuant to this SECTION 2.5.1(B). Additionally, as promptly as reasonably practicable after any Senior Lender becomes aware of any event or condition that would entitle such Senior Lender to receive payments under SECTION 2.5.1(A)(II) above because of a change in a foreign law or foreign governmental rule, regulation, order, guideline or request, such Senior Lender (an "Affected Senior Lender") will use reasonable efforts: (i) to maintain its portion of the Senior Loan through another lending office of such Affected Senior Lender or (ii) take such other measures as such Affected Senior Lender may deem reasonable, if as a result thereof the additional amounts which would otherwise be required to be paid to such Affected Senior Lender pursuant to SECTION 2.5.1(A)(II) above would be materially reduced or eliminated, and if, as determined by such Affected Senior Lender in its sole and absolute discretion, the maintaining of such portion of the Senior Loan through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect the interests of such Affected Senior Lender. If Borrower receives a notice pursuant to SECTION 2.5.1(A)(ii) above stating that an Affected Senior Lender is unable to maintain its portion of the Senior Loan through another lending office or take such other measures as described above in order to reduce or eliminate the amounts required to be paid by Borrower pursuant to Section 2.5.1(A)(ii) above (and the reason for such inability is not generally applicable to all Senior Lenders), so long as (1) no Event of Default has occurred and is continuing, (2) Borrower has obtained a commitment from another Senior Lender that is not an Affected Senior Lender or from an Eligible Assignee to purchase at par such Affected Senior Lender's portion of the Senior Loan and all accrued interest and fees and to assume all obligations of the Affected Senior Lender, and (3) such Affected Senior Lender to be replaced is unwilling to withdraw the notice delivered to Borrower pursuant to SECTION 2.5.1(A)(ii), upon thirty (30) days' prior written notice to such Affected Senior Lender, Administrative Agent, and Collateral Agent, Borrower may, at Borrower's expense, require the Affected Senior Lender giving such notice to assign, without recourse, all of its portion of the Senior Loan and all accrued interest and fees to such other Senior Lender or Eligible Assignee pursuant to the provisions SECTION 9.2 below.

                  (C) If at any time any Senior Lender determines that, after the date of this Agreement, the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law and including those announced or published prior to the Closing Date) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Senior Lender or any corporation controlling such Senior Lender based on the existence of the Senior Obligations or such Senior Lender's obligations hereunder, then Borrower shall pay to such Senior Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Senior Lender or such other corporation for the increased cost to such Senior Lender or such other corporation or the reduction in the rate of return to such Senior Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Senior Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Senior Lender's reasonable good faith determination of compensation owing under this SECTION 2.5.1(C) shall, absent manifest error, be final and conclusive and binding on all parties hereto. Each Senior Lender, upon determining that any additional amounts will be payable pursuant to this SECTION 2.5.1(C), will give prompt written notice thereof to Borrower, which notice shall show the basis for calculation of such additional amounts. In addition, each such Senior Lender, upon determining that the circumstances giving rise to the payment of additional amounts pursuant to this Section 2.5.1(C) cease to exist, will give prompt written notice thereof to Borrower.

                  (D) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Senior Lender to make LIBOR-based loans hereunder, or to determine the Applicable

Interest Rate based upon the LIBOR-Based Rate, then, on notice thereof and demand therefor by Collateral Agent or such Senior Lender to Borrower, (1) the Applicable Interest Rate will automatically, upon such demand, be determined with reference to the Funds-Based Rate, and (2) the obligation of such Senior Lender to make advances hereunder (if any) under the LIBOR-Based Rate shall be suspended until Collateral Agent shall notify Borrower that such Senior Lender has determined that the circumstances causing such suspension no longer exist, and (3) if any such conversion to a Funds-Based Rate occurs on a day which is not the last day of the then current 30-day LIBOR Rate, Borrower shall reimburse any Senior Lender for any breakage costs incurred by such Senior Lender in connection with such conversion.

            2.5.2 Maximum Rate. All agreements between Borrower and the Senior Lenders or their Affiliates, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of the Senior Notes or otherwise, shall the amount paid, or agreed to be paid to the Senior Lenders or their Affiliates for the use, forbearance, or detention of the money to be loaned under the Senior Loan or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the Senior Loan exceed the Maximum Rate. If from any circumstances whatsoever fulfillment of any provision hereof or any of such other agreements shall cause the amount paid to exceed the Maximum Rate, then ipso facto, the amount paid to Collateral Agent shall be reduced to the Maximum Rate, and if from any such circumstances Collateral Agent shall ever receive interest or an amount which might be deemed interest under applicable law which exceeds the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the Principal Balance (without the payment of any prepayment premiums) and not to the payment of interest, or if such excessive interest exceeds the unpaid Principal Balance such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Collateral Agent for the use, forbearance or detention of the indebtedness of Borrower to Senior Lenders shall, to the extent permitted by applicable law, (A) be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness does not exceed the Maximum Rate now or as hereafter amended, throughout the term thereof, (B) be characterized as a fee, expense or other charge other than interest, and/or (C) exclude any voluntary prepayments and the effects thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Senior Lenders and Borrower.

            2.5.3 Compensation for Late Payments. Time is of the essence hereof and if any of the Senior Principal Balance or interest on the Senior Loan or other sum due hereunder is not paid within ten (10) days of when due, Borrower shall, at Collateral Agent's sole option, pay to Collateral Agent a late charge payment of five percent (5%) of the amount of such installment as specified in a written demand for same. Such late charge shall not be applicable to the total payment due on the Maturity Date; provided, however, no grace or cure period shall apply to such final payment. Such late charge shall be paid without prejudice to the right of Collateral Agent to collect any other amounts provided to be paid or to declare an Event of Default under this Agreement or the other Senior Loan Documents. Any late charges that may accrue shall be due and payable not later than the date the next monthly installment is due under the Senior Loan. Borrower agrees that the late charge is intended to compensate Collateral Agent for damages Collateral Agent and Senior Lenders will suffer as a result of Borrower's late payment.

Such damages include additional expenses in servicing the Senior Loan, sending out notices, computing interest, segregating delinquent sums and accounting and data processing costs. Borrower agrees that such damages are difficult or impractical to ascertain, and the late charge is a fair and reasonable approximation of the amount of damages sustained by Collateral Agent and Senior Lenders for each late payment. Notwithstanding anything herein to the contrary, the 10-day grace period is only applicable with respect to the assessment of the late charge, and should not be construed as a modification or waiver of the due date otherwise specified for any sums due Collateral Agent hereunder or under the other Senior Loan Documents. Failure to pay said late charge following written demand shall constitute an Event of Default.

            2.5.4 Default Rate. Upon the occurrence of any Event of Default, and at the option of Collateral Agent without any advance notice, the outstanding installment plus all amounts then unpaid under the Senior Note and any of the other Senior Loan Documents shall each bear interest at the Default Rate for so long as the Event of Default shall remain uncured, payable monthly on the same day of each month that monthly payments of interest (and, when payable under the Senior Loan Documents, principal) are due under SECTION 2.8. In addition, Collateral Agent, at its option and without further notice, demand or presentment for payment to Borrower or others, may declare immediately due and payable the unpaid Senior Principal Balance and interest accrued thereon together with all other sums owed by Borrower under the Senior Note and the other Senior Loan Documents (including, but not limited to attorneys' fees and other costs of enforcement as provided in SECTION 9.5), anything in the Senior Note and the other Senior Loan Documents to the contrary notwithstanding. Payment of such sums may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Collateral Agent in this Agreement or the other Senior Loan Documents.

        2.6 Optional Prepayments.

            2.6.1 Provided no Event of Default has occurred, and subject to the payment of the prepayment premium described in SECTION 2.6.3 below, Borrower may make a one-time prepayment of the Principal Balance in an amount, together with any prepayment made under the Note Purchase Documents, not greater than the amount sufficient to reduce the Principal Balance at the time of such prepayment to One Hundred Seventy-Four Million Dollars ($174,000,000.00). Such prepayment must be made, if at all, on or before December 31, 2002; provided however, that so long as no Event of Default has occurred and is then continuing, and so long as Borrower and its Affiliates are pursuing the formation and capitalization of an Approved REIT, such prepayment may be made, if at all, on or before March 31, 2003. Provided no Event of Default has occurred and is then continuing, any such prepayment shall be applied first to the payment of the Junior Obligations until the Junior Obligations are paid in full, and second, to the extent any portion of such prepayment amount remains, to the payment of the Senior Obligations.

            2.6.2 Without limiting the provisions of SECTION 2.6.1, the Notes may be prepaid, concurrently, in whole, but not in part (except as expressly provided herein), at any time upon not less than thirty (30) days prior written notice to Collateral Agent. The Senior Notes may be prepaid in part only (A) in the event of a casualty or condemnation or other involuntary occurrence as more fully set forth in the Senior Mortgage, and in such event, only with the Proceeds of any such casualty or the Award resulting from any such condemnation,
(B) in



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

accordance with SECTIONS 2.4.1(I) and (J), (C) in accordance with SECTION 2.8, and (D) in accordance with SECTION 2.14.7.

            2.6.3 Except as otherwise expressly provided herein, any prepayment of the outstanding Senior Principal Balance permitted hereunder, whether voluntary or involuntary, shall be accompanied by interest accrued to the date of such prepayment and a prepayment premium equal to the outstanding amount of the Senior Principal Balance being prepaid multiplied by (A) one percent (1.0%) if such prepayment is received by Collateral Agent during the first (1st) Loan Month through and including the twelfth (12th) Loan Month, (B) one-half of one percent (0.5%) if such prepayment is received by Collateral Agent during the thirteenth (13th) Loan Month through and including the twenty-fourth (24th) Loan Month, and (C) zero percent (0%) thereafter, provided, however, there shall be no prepayment premium or penalty applicable to any prepayment made from (i) the proceeds of casualty insurance, title insurance or condemnation claims, (ii) scheduled principal amortization payments made pursuant to SECTIONS 2.8.2, 2.8.3, or 2.8.4, (iii) any prepayment pursuant to SECTION 2.13, and (iv) principal amortization payments made pursuant to SECTIONS 2.14.7(d), 2.14.7(I) OR 2.14.7(II). In addition, any prepayment made on a date which is other than the last day of a Loan Month shall be accompanied by LIBOR-related breakage costs, if any, incurred by any Senior Lender, including any loss incurred in obtaining, liquidating or employing deposits.

        2.7 PROVISIONS RELATING TO PREPAYMENT. BORROWER HEREBY EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER LAW TO PREPAY THE SENIOR NOTES, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OF ANY PORTION OF THE SENIOR PRINCIPAL BALANCE IS MADE INCLUDING UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY COLLATERAL AGENT ON ACCOUNT OF ANY DEFAULT BY BORROWER, INCLUDING ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THE SENIOR LOAN DOCUMENTS, THEN BORROWER MAY BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE PREPAYMENT PREMIUM SPECIFIED ABOVE. BORROWER HEREBY DECLARES THAT (1) EACH OF THE FACTUAL MATTERS SET FORTH IN THIS PARAGRAPH IS TRUE AND CORRECT, (2) SENIOR LENDERS' AGREEMENT TO MAKE THE SENIOR LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY BORROWER AND EACH SENIOR LENDER, (3) BORROWER IS A SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTOR WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL, AND (4) BORROWER FULLY UNDERSTANDS THE EFFECT OF THIS WAIVER AND AGREEMENT.

        2.8 Repayment. From the date hereof, the Senior Principal Balance and interest thereon shall be due and shall be payable as follows:

            2.8.1 Commencing on October 1, 2002, and continuing thereafter on the first day of each succeeding Loan Month to and including the first day of the twenty-fourth (24th)


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

Loan Month (i.e., August 1, 2004), Borrower shall pay to Collateral Agent monthly in arrears, interest only on the Senior Principal Balance at the Applicable Interest Rate; and

            2.8.2 Commencing on the first day of the twenty-fifth (25th) Loan Month (i.e., September 1, 2004) and on the first day of each succeeding Loan Month to and including the thirty-sixth (36th) Loan Month (i.e., August 1,
2005), Borrower shall (A) continue to pay, monthly in arrears, all interest having accrued on the Senior Principal Balance at the Applicable Interest Rate, and (B) in addition, unless the Principal Balance has been reduced to $195,000,000.00 or less as of the last day of the twenty-fourth (24th) Loan Month (i.e., August 31, 2004) (such event, the "Delayed Amortization Event"), Borrower shall pay to Collateral Agent a monthly installment of principal amortization in an amount to be determined by Collateral Agent based upon (i) the outstanding Principal Balance as of the first day of the twenty-fifth (25th) Loan Month, (ii) an interest rate of ten percent (10.0%), and (iii) a 25-year amortization schedule, with such monthly installments of principal amortization being fixed as the average of the principal payments due during Loan Months twenty-five (25) through thirty-six (36) in an amortization schedule resulting from the foregoing assumptions (e.g., if the Principal Balance as of the first day of the twenty-fifth (25th) Loan Month is $225,000,000.00, the monthly installments of principal amortization due would be $216,703.53); and

            2.8.3 In the event the Initial Maturity Date has been extended for the first Extension Period in accordance with the terms and conditions of
SECTION 2.4 above, commencing on the first day of the thirty-seventh (37th) Loan Month (i.e., September 1, 2005) and on the first day of each succeeding Loan Month to and including the forty-eighth (48th) Loan Month (i.e., August 1,
2006), Borrower shall (A) continue to pay monthly, in arrears, all interest having accrued on the Senior Principal Balance at the Applicable Interest Rate, and (B) in addition, Borrower shall pay to Collateral Agent a monthly installment of principal amortization in an amount to be determined by Collateral Agent based upon (1) in the event that the Delayed Amortization Event has occurred, (a) the outstanding Principal Balance as of the first day of the thirty-seventh (37th) Loan Month, (b) an interest rate of ten percent (10.0%), and (c) a 25-year amortization schedule, with such monthly installments of principal amortization being fixed as the average of the principal payments due during Loan Months thirty-seven (37) through forty-eight (48) in an amortization schedule resulting from the foregoing assumptions or (2) in the event that the Delayed Amortization Event has not occurred, an amount based upon (a) the outstanding Principal Balance as of the first day of the thirty-seventh (37th) Loan Month, (b) an interest rate of ten percent (10.0%), and (c) a 20-year amortization schedule, with such monthly installments of principal amortization being fixed as the average of the principal payments due during Loan Months thirty-seven (37) through forty-eight (48) in an amortization schedule resulting from the foregoing assumptions; and

            2.8.4 In the event the Initial Maturity Date (as extended for the first Extension Period) has been extended for the second Extension Period in accordance with the terms and conditions of SECTION 2.4 above, commencing on the first day of the forty-ninth (49th) Loan Month (i.e., September 1, 2006) and on the first day of each succeeding Loan Month to and including the sixtieth (60th) Loan Month (i.e., August 1, 2007), Borrower shall (A) continue to pay monthly, in arrears, all interest having accrued on the Senior Principal Balance at the Applicable Interest Rate, and (B) in addition, Borrower shall pay to Collateral Agent a monthly installment of principal amortization in an amount to be determined by Collateral Agent based


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
upon (i) in the event that the Delayed Amortization Event has occurred, (a) the outstanding Principal Balance as of the first day of the forty-ninth (49th) Loan Month, (b) an interest rate of ten percent (10.0%), and (c) a 25-year amortization schedule, with such monthly installments of principal amortization being fixed as the average of the principal payments due during Loan Months forty-nine (49) through sixty (60) in an amortization schedule resulting from the foregoing assumptions or (ii) in the event that the Delayed Amortization Event has not occurred, an amount based upon (a) the outstanding Principal Balance as of the first day of the forty-ninth (49th) Loan Month, (b) an interest rate of ten percent (10.0%), and (c) a 20-year amortization schedule, with such monthly installments of principal amortization being fixed as the average of the principal payments due during Loan Months forty-nine (49) through sixty (60) in an amortization schedule resulting from the foregoing assumptions; and

            2.8.5 In addition to the payments of principal and interest otherwise required under SECTIONS 2.8.1, 2.8.2, 2.8.3, and 2.8.4 above, Excess Cash Flow shall be applied to the Principal Balance in accordance with and subject to the terms and conditions of SECTION 2.14 below; and

            2.8.6 On the Maturity Date, as the same may be extended by Borrower pursuant to SECTION 2.4, Borrower shall make a final payment to Collateral Agent, which payment shall include all of the following:

                (A) all unpaid amounts of the Senior Principal Balance;

                (B) all accrued and unpaid interest thereon at the Applicable Interest Rate;

                (C) any Fees due to Administrative Agent, Collateral Agent, Senior Lenders, or their respective Affiliates; and

                (D) all other sums due to Senior Lenders, Administrative Agent or Collateral Agent under this Agreement and the other Senior Loan Documents.

            2.8.7 Subject to the provisions of SECTION 2.14, each payment of principal and interest (including the final payment pursuant to SECTION 2.8.6) received by Collateral Agent from Borrower pursuant to this SECTION 2.8 with respect to the Senior Notes shall be applied in the following order: First, to any prepayment premiums due and payable hereunder; second, to the payment of any late charges due and payable hereunder; third, to the repayment of any amounts advanced by Collateral Agent in accordance with the Senior Mortgage or any of the Senior Collateral Documents for insurance premiums, taxes, assessments or for preservation or protection of the Collateral and to the payment of all costs and expenses incurred by Collateral Agent in connection with the collection of the Senior Notes (including all attorneys' fees payable hereunder); fourth, to the payment of accrued and unpaid interest; fifth, to fund any reserves or escrows required by Collateral Agent in accordance with the terms of the Senior Mortgage or any of the Senior Collateral Documents; sixth, to payment of any LIBOR breakage costs incurred by Senior Lenders on account of such payment; and seventh, to reduction of the Senior Principal Balance. Notwithstanding the foregoing, (A) if an Event of Default has occurred and is continuing, Collateral Agent may apply any payments received thereby to the Obligations in


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

such order or proportion as Collateral Agent, in Collateral Agent's sole and absolute discretion, may determine, and (B) as among Holders, such payments shall be applied in accordance with SECTION 8.2 below. All payments by Borrower shall be made by wire transfer in accordance with instructions delivered by Collateral Agent from time to time. Payments shall be deemed made when good funds are received by Collateral Agent.

        2.9 Interest Rate Cap.

            2.9.1 As of the Closing, Borrower shall purchase and, during the initial term of the Senior Loan, maintain, an Interest Rate Cap in the amount of the Senior Loan Amount, pursuant to which the Cap Provider shall pay to Borrower (or, upon an Event of Default, directly to Collateral Agent) funds to the extent the LIBOR Rate exceeds six percent (6.0%) per annum during the initial term of the Senior Loan. The Interest Rate Cap shall provide for monthly or quarterly settlements, as required by Collateral Agent. Borrower shall pledge its right, title and interest in and to the Interest Rate Cap to Collateral Agent pursuant to the Senior Cap Security Agreement.

            2.9.2 If Borrower elects to extend the Maturity Date in accordance with the terms of SECTION 2.4 above, then prior to the commencement of the applicable Extension Period, Borrower shall purchase and pledge to Collateral Agent pursuant to the Senior Cap Security Agreement a one-year Interest Rate Cap in a notional amount equal to the Senior Principal Balance as of the commencement of such Extension Period, whereunder the Cap Provider agrees to pay to Borrower (or, upon an Event of Default, directly to Collateral Agent) funds to the extent the LIBOR Rate exceeds that interest rate per annum (the "Designated Cap Rate") to be determined by Collateral Agent not less than fifteen (15) days prior to the date such Interest Rate Cap is required to be purchased (the "Extension Cap Rate") that would provide for a Debt Service Coverage Ratio of at least 1.10:1, which Debt Service Coverage Ratio shall be calculated on the basis of (A) Net Operating Income for the consecutive twelve
(12) Loan Month period ending one Loan Month prior to the beginning of the Extension Period, (B) imputed debt service equal to the sum of (i) scheduled principal amortization payments, if any, required pursuant to the Loan Agreement during the applicable twelve (12) month Extension Period, and (ii) interest payments for the twelve (12) month Extension Period in an amount equal to (1) the Designated Cap Rate plus (2) the Overall Spread, multiplied by (3) the Principal Balance as of the beginning of the applicable twelve (12) month Extension Period.

            2.9.3 All Interest Rate Caps required to be purchased pursuant to this SECTION 2.9 shall be in form and substance satisfactory to Collateral Agent in its good faith discretion and shall be provided by a Cap Provider acceptable to Collateral Agent in Collateral Agent's reasonable discretion. Without limiting the foregoing, each Interest Rate Cap shall provide for quarterly or monthly settlement, as required by Collateral Agent. Each Interest Rate Cap shall be pledged to and controlled by Collateral Agent in accordance with the Senior Cap Security Agreement. Upon the occurrence of an Event of Default, any and all proceeds from the Interest Rate Cap shall, upon instruction from Collateral Agent to the Cap Provider, be paid directly to Collateral Agent, who may, in its sole and absolute discretion, apply all or any portion thereof to the amounts owing by Borrower under the Senior Loan Documents. Collateral Agent and Senior Lenders acknowledge and agree that Borrower may satisfy its obligations under this SECTION 2.9 to purchase an Interest Rate Cap in the notional amount of the Senior Loan by



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

purchasing, in its capacity as Borrower hereunder and as Mortgage Maker under the Note Purchase Agreement, a single Interest Rate Cap in the notional amount of the Loan, and pledging the same to Collateral Agent pursuant to the Cap Security Agreement.

        2.10 Taxes.

            2.10.1 Any and all payments by Borrower to Collateral Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, Borrower shall pay all Other Taxes.

            2.10.2 If Borrower shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to Collateral Agent, then:

                (A) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this SECTION 2.10), Collateral Agent receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                (B) Borrower shall make such deductions and withholdings;

                (C) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                (D) Borrower shall also pay to Collateral Agent at the time interest is paid, Further Taxes in the amount that Collateral Agent specifies as necessary to preserve the after-tax yield Collateral Agent would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

            2.10.3 Borrower agrees to indemnify and hold harmless Collateral Agent for the full amount of (A) Taxes, (B) Other Taxes, and (C) Further Taxes in the amount that Collateral Agent specifies as necessary to preserve the after-tax yield that Collateral Agent would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date Collateral Agent (as applicable) makes written demand therefor.

            2.10.4 Within thirty (30) days after the date of any payment by Borrower of Taxes, Other Taxes or Further Taxes, Borrower shall furnish to Collateral Agent, the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Collateral Agent.

            2.10.5 Each Foreign Lender shall deliver to Borrower (with copies to Administrative Agent) on or before the date hereof (or in the case of a Foreign Lender who became a Senior Lender by way of an assignment, on or before the date of the assignment) or at least five (5) Business Days prior to the first date for any payment herewith to such Foreign


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

Lender, and from time to time as required for renewal under applicable law, such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including, without limitation, Internal Revenue Service Form W-8BEN or W-ECI, as appropriate, and any other certificate or statement of exemption required by Section 871(h) or Section 881(c) of the Code or any subsequent version thereof, properly completed and duly executed by such Foreign Lender establishing that payments to such Foreign Lender hereunder are not subject to withholding under the Code ("Evidence of No Withholding ). Each Foreign Lender shall promptly notify Borrower and Administrative Agent of any change in its applicable lending office and upon written request of Borrower or Administrative Agent shall, prior to the immediately following due date of any payment by Borrower hereunder or under any other Loan Document, deliver Evidence of No Withholding to Borrower and Administrative Agent. Borrower shall be entitled to rely on such forms in their possession until receipt of any revised or successor form pursuant to this Section 2.10.5. If a Foreign Lender fails to provide Evidence of No Withholding as required pursuant to this Section 2.10.5, then (i) Borrower (or Administrative Agent) shall be entitled to deduct or withhold from payments to Administrative Agent or such Foreign Lender as a result of such failure, as required by law, and (ii) Borrower shall not be required to make payments of additional amounts with respect to such withheld Taxes pursuant to Section 2.10.1 to the extent such withholding is required solely by reason of the failure of such Foreign Lender to provide the necessary Evidence of No Withholding.

        2.11 Payments by Borrower.

            2.11.1 All payments (including prepayments) to be made by Borrower on account of principal, interest, and other amounts required hereunder shall be made without set-off or counterclaim and shall, except as otherwise expressly provided herein, be made to Collateral Agent at Collateral Agent's Payment Office, in dollars and in immediately available funds, no later than 1:00 pm. (New York time) on the date specified herein. Any payment which is received by Collateral Agent later than 2:00 p.m. (New York time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

            2.11.2 Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

            2.11.3 Collateral Agent shall disburse payments received from Borrower or otherwise in respect of the Loan between Administrative Agent (for further distribution to the Senior Lenders) and to Purchaser in accordance with the terms of SECTION 8.2 below and the applicable Agency Agreement. Aggregate principal and interest payments and prepayment fees, if any, disbursed by Collateral Agent to Administrative Agent in accordance with the applicable Agency Agreement shall be apportioned by Administrative Agent proportionately to Senior Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Senior Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Senior Lender may request, its Pro Rata Share of all such payments received by Administrative Agent.



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

        2.12 Reserved.

        2.13 Reserved Funds for Tenant Improvements and Leasing Commissions.

            2.13.1 Concurrently with the Closing, Borrower shall deposit with Collateral Agent the sum of Nine Million Five Hundred Forty-Five Thousand Seven Hundred Three Dollars and 07/100ths Dollars ($9,545,703.07) (such amount, the "Leasing Reserve"). The Leasing Reserve shall be held in the account maintained with Collateral Agent in Collateral Agent's name and more fully described on
SCHEDULE 2.13.1(A), or in such other account as may be established from time to time in Collateral Agent's name for such purpose (such account, and any such successor account, the "Leasing Reserve Account"). The Leasing Reserve shall be available to pay or reimburse Borrower for the actual costs of tenant improvements, tenant improvement allowances, leasing commissions, and lease take-over payments required to be performed or paid pursuant to the Leases and prospective Leases described on SCHEDULE 2.13.1(B) attached hereto and such other leasing-related expenses as may be approved by Collateral Agent in its sole and absolute discretion from time to time (collectively, the ("Approved Lease Expenses"). Each disbursement of the Leasing Reserve is subject to satisfaction of each of the following conditions:

                (A) Disbursements shall be utilized solely for Approved Lease Expenses and shall be in an amount no greater than the actual cost of the Approved Lease Expenses;

                (B) Disbursements shall not be made more frequently than monthly, and each disbursement (if any) shall be in an amount not less than $50,000.00 (unless the disbursement represents the final disbursement of the Leasing Reserve or the final disbursement for a particular tenant improvement);

                (C) Not less than ten (10) days prior to the requested funding date for a disbursement, Collateral Agent shall have (1) received a written request for such disbursement, which request shall specify the date on which Borrower requests the disbursement to be made and the Person(s) or account(s) to whom such disbursement should be made (such duly completed request is referred to herein as a "Disbursement Request"); and (2) received, reviewed and approved (to the extent such approval is required under the terms of the Loan Documents and has not already been provided) all executed Leases (and, if applicable, commission agreements) pursuant to which Borrower has incurred leasing commissions or tenant improvement costs for which Borrower is seeking such disbursement;

                (D) Not less than ten (10) days prior to each disbursement for tenant improvement costs, Collateral Agent and, if applicable, Title Company shall have received, reviewed and approved (i) a certificate executed by Borrower or, if such Person was engaged for such work, Borrower's architect or engineer, certifying that, to the Knowledge of such Person, the work for which such disbursement is being requested has been completed to the percentage of completion specified in the Disbursement Request substantially in accordance with the applicable plans and specifications therefor and in a good and workmanlike manner; (ii) sworn statements and conditional lien waivers from all contractors, subcontractors and materialmen with respect to such work; (iii) sworn statements and final lien waivers from all contractors and subcontractors and materialmen with respect to work theretofore completed and for which a disbursement was made to Borrower in a prior month; (iv) copies of paid invoices for prior disbursements and open invoices for requested disbursements, and an all bills paid affidavit from Borrower; (v) with respect to the final payment for a work of improvement, certificates of occupancy (or similar documentation), as required by applicable law, relating to the work for which such disbursement is being made; and (vi) such other supporting documentation as may be reasonably required by Collateral Agent or Title Company, all in form and substance reasonably satisfactory to Collateral Agent and Title Company;

                      (E) Title Company shall be irrevocably committed to issue to Collateral Agent a title insurance endorsement or continuation paid for by Borrower satisfactory to Collateral Agent in its sole and absolute discretion insuring the continuing first-lien priority (subject to the Permitted Title Exceptions) of the Senior Mortgage and the continuing second-lien priority of the Junior Mortgage (subject to the Permitted Title Exceptions) with respect to each such disbursement or such other evidence satisfactory to Collateral Agent in its sole and absolute discretion that such lien priority of the Mortgages with respect to said disbursement is insured;

                      (F) If required by Collateral Agent, for any Disbursement Request in excess of $100,000, Collateral Agent's inspecting engineer shall have inspected, any tenant improvement for which a disbursement is being sought by Borrower (the reasonable costs of such inspection to be paid by Borrower) and Collateral Agent's inspecting engineer shall have approved such work (such approval to be solely for the benefit of Collateral Agent and not as a representation to Borrower or any third party as to the adequacy or quality of such work);

                      (G) No Event of Default shall have occurred and be continuing at the time of any disbursement; and

                      (H) The Mortgaged Property shall not have been condemned, materially damaged or destroyed

               2.13.2 In the event that any portion of the Leasing Reserve (other than that portion of the Leasing Reserve held on account of the occurrence of an LAUSD Sweep Condition, to which sums this SECTION 2.13.2 shall not apply) remains undisbursed upon the earlier of (A) the payment or reimbursement in full of the Approved Leasing Expenses, or (B) the end of the eighteenth (18th) Loan Month, then (1) in the event the Principal Balance has been reduced to or below the Target Principal Balance, such remaining portion shall be applied to the Senior Principal Balance (without payment of any prepayment premium), or (2) in the event the Principal Balance has not been reduced to or below the Target Principal Balance, such remaining portion shall be applied to the Junior Principal Balance (without payment of any prepayment premium). In either event with respect to the foregoing clauses (1) and (2), the Holders shall have no obligation to re-lend such funds.

               2.13.3 Collateral Agent shall not be deemed to be a trustee of the Leasing Reserve or to be obligated to pay any amounts in excess of the amount of Leasing Reserve actually on deposit with Collateral Agent. Amounts on deposit in the Leasing Reserve Account shall bear interest in accordance with Collateral Agent's usual practices for similar accounts or, at Borrower's election (provided Borrower gives Collateral Agent not less than ten (10) days' prior notice of such election) may be invested in one of the following funds:
(a) Deutsche Bank AG's Institutional Treasury Money Fund, or (b) Deutsche Bank AG's Money Market Fund. Any interest earned on the funds held in the Leasing Reserve Account shall be added thereto and become a part thereof.

               2.13.4 The Leasing Reserve Account shall be under the sole dominion and control of Collateral Agent, and Borrower shall have no authority or power to make or demand withdrawals therefrom except in accordance with this Agreement. Borrower hereby pledges, transfers and assigns and grants to Collateral Agent, for the benefit of the Holders, as additional security for the payment and performance of the Obligations, a continuing perfected security interest in and to, and a general first lien upon, all of Borrower's right, title and interest in and to the Leasing Reserve and all cash, property or rights held in, transferred to or deposited in the Leasing Reserve Account from time to time by or on behalf of Borrower, and all proceeds (as defined in the UCC) of the foregoing. Borrower agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Collateral Agent may reasonably require in order to perfect, effectuate, assure, convey, secure, assign, transfer and convey unto Collateral Agent any of the rights granted by this SECTION 2.13.4, and Borrower hereby authorizes Collateral Agent to undertake and perform the foregoing on Borrower's behalf.

        2.14 Cash Management.

               2.14.1 On or prior to the Closing Date: (A) Collateral Agent shall establish with a depository institution selected by Borrower and reasonably acceptable to Collateral Agent, the Cash Collateral Account; (B) Borrower shall establish with a depository institution selected by Borrower and reasonably acceptable to Collateral Agent, the Lockbox Account; and (C) Borrower shall establish with a depository institution selected by Borrower and reasonably acceptable to Collateral Agent, the Security Deposit Account. The Cash Collateral Account shall be in the name of Collateral Agent, and the Lockbox Account and the Security Deposit Account shall each be named "Maguire Partners-355 South Grand, LLC Account No. ______ at Cash Management Bank for the benefit of Deutsche Bank AG New York Branch, as Collateral Agent for the Holders". The Lockbox Account and the Cash Collateral Account shall each be under the sole dominion and control of Collateral Agent, and Borrower shall have no authority or power to make withdrawals from the Cash Collateral Account or the Lockbox Account. The Security Deposit Account shall be under the sole dominion and control of Collateral Agent, provided that Borrower shall have the right to make withdrawals therefrom as more fully provided in SECTION 2.14.5 and the Lockbox Agreement. Without limiting the provisions of this SECTION 2.14, all deposits into the Lockbox Account and the Security Deposit Account, on the one hand, and the Cash Collateral Account, on the other, shall be made in accordance with the terms and provisions of the Lockbox Account Agreement and the Cash Collateral Account Agreement, respectively.

               2.14.2 From and after the Closing Date, Borrower shall: (A) cause (and cause Property Manager to cause) all Actual Income to be deposited directly into the Lockbox Account as and when received; (B) direct (and cause Property Manager to direct) in writing all Tenants to make all Tenant Payments directly to the Lockbox Account; (C) if any Tenant Payment is delivered to Borrower or Property Manager notwithstanding the instructions contained in any prior notice to Tenants, within two (2) Business Days deposit (and cause Property Manager to, within two (2) Business Days, deposit) such Tenant Payment in the Lockbox Account; (D) not terminate, amend, revoke or alter the payment directions given to Tenants (and prohibit Property Manager from doing the same) pursuant to this
SECTION 2.14.2, whether prior to or on or after the date hereof.

               2.14.3 Borrower and/or Property Manager shall: (A) cause each new Tenant to deliver all payments to the address set forth in the Payment Direction Letter and otherwise in accordance with this Agreement, and (B) deposit in the Lockbox Account (i) all Tenant Payments, duly endorsed, which Borrower or the Property Manager may receive, and (ii) any other Actual Income which Borrower or Property Manager may receive, in each case within two (2) Business Days after such party's receipt thereof (or, with respect to any Tenant Payments (which shall be duly endorsed), or payments of other Actual Income in such party's possession or control on the date of this Agreement, on or within one (1) Business Day after the Closing Date).

               2.14.4 All amounts on deposit in the Lockbox Account shall be deposited daily into the Cash Collateral Account in accordance with the provisions of the Lockbox Agreement.

               2.14.5 On the Closing Date, Borrower shall deposit into the Security Deposit Account an amount equal to all outstanding cash Security Deposits (which amount shall be set forth in the Approved Closing Statement) held pursuant to existing Leases. From and after the Closing Date, Borrower shall (and shall cause Property Manager to) deposit into the Security Deposit Account all cash Security Deposits received from Tenants. Provided no Event of Default has occurred, Borrower shall be permitted to make withdrawals from the Security Deposit Account for purposes of refunding or applying Security Deposits in accordance with the terms of Leases approved or deemed approved by Collateral Agent; provided, that Borrower shall provide Collateral Agent with written notice of such withdrawals concurrently therewith. Following the occurrence and during the continuance of an Event of Default, Borrower shall not be permitted to make withdrawals from the Security Deposit Account without the prior written consent of Collateral Agent, which consent may be withheld in Collateral Agent's sole and absolute discretion. Promptly upon receipt by Borrower or Property Manager (and in any event within two (2) Business Days), Borrower shall deliver (or cause Property Manager to deliver, as the case may be) any letter of credit or other non-cash Security Deposit given in connection with any Lease, and shall execute such documents, agreements and instruments as Collateral Agent may reasonably require in order to obtain an assignment thereof and perfected security interest therein; provided, however, that so long as no Event of Default has occurred and is then continuing, such non-cash Security Deposits will be returned to Borrower as and when necessary to allow Borrower to return, apply or realize upon such non-cash Security Deposits in accordance with the terms of Leases approved or deemed approved by Collateral Agent and the Loan Documents. Borrower shall, within two (2) Business Days after the Closing, deliver to Collateral Agent all letters of credit held by Mortgage Maker as of the Closing Date as Security

Deposits pursuant to Leases (including, without limitation, the letters of credit identified on SCHEDULE 4.30 attached hereto), which letters of credit shall be assigned to Collateral Agent for security purposes pursuant to assignment agreements acceptable to Collateral Agent in its sole and absolute discretion, and which assignment agreements shall be acknowledged by each bank or financial institution that issued such letter of credit.

               2.14.6 On the Closing Date, the following sums shall be deposited into the following accounts:

                      (a) To the Lockbox Account, all Tenant Payments received in respect of periods beginning on or after September 1, 2002; and

                      (b) To the Security Deposit Account, an amount equal to all cash Security Deposits held by Mortgage Maker (or transferred to Mortgage Maker by Maguire South Tower) with respect to Leases (which amount shall be set forth in the Approved Closing Statement); and

                      (c) To an account to be determined by Collateral Agent, an additional sum in an amount sufficient to fund the first installment of Impositions and insurance premiums required to be impounded by Collateral Agent pursuant to the Loan Documents, all as shown on the Approved Closing Statement,

                      Additionally, Borrower shall deposit in its operating account an amount to be shown on the closing statement to be prepared in connection with the Closing and approved by Collateral Agent (an "Approved Closing Statement") which shall be sufficient to pay and discharge all Operating Expenses and other obligations and liabilities incurred with respect to the Mortgaged Property through August 31, 2002 (such retained amount, the "Retained Funds"). Borrower agrees to use the Retained Funds only to pay and discharge all such Operating Expenses and other obligations and liabilities incurred with respect to the Mortgaged Property through August 31, 2002 (other than Impositions and insurance premiums). In no event shall Borrower be entitled to any disbursements from the Lockbox Account or the Cash Collateral Account to pay for any Operating Expenses or other obligations or liabilities of Borrower incurred on or before August 31, 2002.

               2.14.7 Commencing on October 5, 2002, and on the fifth (5th) day of each Loan Month thereafter (each such date, for purposes of this SECTION 2.14, a "Disbursement Date"), provided no Event of Default has occurred, and subject to SECTION 2.14.12, Collateral Agent shall transfer from the Cash Collateral Account (or authorize such transfer) prior to 1:00 p.m. New York Time to the extent sufficient funds are available therein, the following payments in the following order of priority:

                      (a) to Collateral Agent, the amount of Impositions and insurance premiums required to be deposited with Collateral Agent pursuant to
Section 5.1.3 of the Mortgages;

                      (b) to Collateral Agent, the Monthly Debt Service Payment for the Loan, which amount shall immediately be available and payable to Collateral Agent;

                      (c) to Borrower, an amount equal to the amount requested by Borrower pursuant to an Operating Expense Disbursement Request (which shall comply with the requirements set forth in the definition of Operating Expense Disbursement Request) to pay Operating Expenses (including amounts requested in respect of any Extraordinary Capital and Leasing Expenses and approved by Collateral Agent in accordance with SECTION 2.14.8 below) incurred in the prior Loan Month;

                      (d) to Borrower, the following sums on the following dates:

                             (i) on the Disbursement Date occurring in October 2002, the sum of One Million Two Hundred Fifty Thousand and No/100ths Dollars ($1,250,000.00);

                             (ii)  on the Disbursement Date occurring in
                                   November 2002, the sum of Seven Hundred
                                   Thousand and No/100ths Dollars ($700,000.00);

                             (iii) on the Disbursement Date occurring in
                                   December 2002, the sum of Four Hundred
                                   Thousand and No/100ths Dollars
                                   ($400,000.00); and

                             (iv) on the Disbursement Date occurring in January 2003, the sum of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00);

                      (e) commencing on the Disbursement Date occurring in January 2003, so long as no Cash Sweep Condition has occurred, until such time as the Principal Balance has been reduced to or below the Target Principal Balance, to Collateral Agent, any funds remaining in the Cash Collateral Account to be applied to the Junior Principal Balance; and

                      (f) so long as no Event of Default or Cash Sweep Condition has occurred, following such time as the Principal Balance has been reduced to or below the Target Principal Balance, to Borrower or its designee, as Borrower shall direct, any funds remaining in the Cash Collateral Account.

Notwithstanding the foregoing, upon the occurrence and during the continuance of a Cash Sweep Condition, all Excess Cash Flow shall be applied as follows:

                      (I) Subject to clause (II) below, upon the occurrence and during the continuance of an LAUSD Cash Sweep Condition, (A) if the Principal Balance has not been reduced to or below the Target Principal Balance, all Excess Cash Flow shall be paid to Collateral Agent for application to the Principal Balance in such order or priority as Collateral Agent may determine in its sole and absolute discretion (but as among the Holders and without any further rights of Borrower, subject to any applicable Agency Agreement), and (B) if the Principal Balance has been reduced to or below the Target Principal Balance, all Excess Cash Flow shall be deposited into the Leasing Reserve and applied in accordance with the terms thereof; and

                      (II) Upon the occurrence and during the continuance of a DSCR Cash Sweep Condition, notwithstanding that the Principal Balance has not been reduced to or below the Target Principal Balance or that an LAUSD Cash Sweep Condition has occurred, all Excess Cash Flow shall be paid to Collateral Agent for application to the Principal Balance in such order or priority as Collateral Agent may determine in its sole and absolute discretion (but as among the Holders and without any further rights of Borrower, subject to any applicable Agency Agreement).

Notwithstanding the first clause of this SECTION 2.14.7, the transfers described in clauses (c) through (f) shall be made by the Cash Management Bank on the tenth (10th) day of each Loan Month.

               2.14.8 Notwithstanding the provisions of SECTION 2.14.7(c) above, Borrower may include in an Operating Expense Disbursement Request a request for disbursement of an amount to pay (a) leasing commissions and tenant improvement costs and expenses (other than those to be paid from the Leasing Reserve) incurred by Borrower pursuant to Leases which are approved or deemed approved by Collateral Agent in accordance with the Loan Documents, and (b) capital expenditures (including, without limitation, the Scheduled Upgrades) with respect to the Mortgaged Property which, other than in the case of the Scheduled Upgrades, have been approved in writing by Collateral Agent (such approval not to be unreasonably withheld), in either case which are not included in an Approved Operating Budget (such expenses, "Extraordinary Capital and Leasing Expenses"). Any such request(s) shall be accompanied by a certification from a Responsible Officer (which shall be included in the applicable Operating Expense Disbursement Request) that such additional amount requested is required to pay Extraordinary Capital and Leasing Expenses, as applicable, together with such supporting information and documentation relating thereto as Collateral Agent may reasonably request. Borrower shall not submit more than one Operating Expense Disbursement Request with respect to any Loan Month.

               2.14.9 If, on any Disbursement Date the amount on deposit in the Cash Collateral Account is insufficient to make all of the transfers described in SECTIONS 2.14.7(a) through (c) above in full on the applicable Disbursement Date (or, in the case of SECTIONS 2.14.7(c) within ten (10) days following the Disbursement Date), Borrower shall (without the need for any notice or demand from Collateral Agent) deposit or cause to be deposited into the Cash Collateral Account on such Disbursement Date (or, in the case of SECTIONS 2.14.7(A), within ten (10) days following the Disbursement Date) the amount of such deficiency. Borrower's failure to make such deposit shall constitute an Event of Default and, in addition to all other rights and remedies provided for hereunder, Collateral Agent may disburse and apply the amounts in the Cash Collateral Account in such manner and order of priority as Collateral Agent may elect in its sole and absolute discretion (but as among the Holders and without any further rights of Borrower, subject to the provisions of any Collateral Agency Agreement).

               2.14.10 Notwithstanding any provision of this SECTION 2.14, all insurance proceeds and condemnation awards (including all "Proceeds" and "Awards", as such terms are defined in the Mortgages) payable on account of any casualty or condemnation affecting the Mortgaged Property shall be applied in accordance with the terms of the Mortgages.

               2.14.11 Borrower hereby pledges, transfers and assigns and grants to Collateral Agent, for the benefit of the Holders, as additional security for the payment and performance of the Obligations, a continuing perfected security interest in and to, and a general first lien upon, all of Borrower's right, title and interest in and to all cash, property or rights held in, transferred to or deposited in the Lockbox Account, the Security Deposit Account, and the Cash Collateral Account from time to time by or on behalf of Borrower, and all proceeds (as defined in the UCC) of the foregoing. Borrower agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Collateral Agent may reasonably require in order to perfect, effectuate, assure, convey, secure, assign, transfer and convey unto Collateral Agent any of the rights granted by this SECTION 2.14.11, and Borrower hereby authorizes Collateral Agent to undertake and perform the foregoing on Borrower's behalf.

               2.14.12 Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have no obligation to (although Collateral Agent in its sole and absolute discretion may) disburse funds from the Cash Collateral Account. Upon the occurrence and during the continuance of an Event of Default, the provisions of SECTION 2.14.7 shall no longer be applicable and, without limiting any of its other rights and remedies under the Loan Documents, Collateral Agent may apply the sums on deposit in the Lockbox Account and the Cash Collateral Account in such manner and such order of priority as Collateral Agent shall elect in its sole and absolute discretion (but as among the Holders and without any further rights of Borrower, subject to the provisions of any Collateral Agency Agreement). Without limiting the forgoing, notwithstanding anything to the contrary contained herein or in any other Loan Document, upon the occurrence of an Event of Default, Collateral Agent may apply (subject to the provisions of any Collateral Agency Agreement) sums on deposit in the Lockbox Account and the Cash Collateral Account to the Senior Obligations prior to applying such sums to the Junior Obligations until such time as the Senior Obligations have been indefeasibly paid and performed in full.

        2.15 Security and Guaranties.

               2.15.1 All Senior Obligations of Borrower under this Agreement, the Senior Notes and all other Senior Loan Documents shall be secured (unless otherwise specified therein) in accordance with the Senior Collateral Documents. Notwithstanding anything to the contrary contained in any of the Loan Documents, in no event shall any of the Senior Collateral Documents be deemed to secure (A) the Senior Recourse Guaranty, (B) the Senior Environmental Indemnity Agreement, or (C) the Note Purchase Documents. Notwithstanding anything to the contrary contained in the Note Purchase Documents, all of the Liens with respect to the Senior Collateral created by the Senior Collateral Documents are and shall at all times remain superior and prior to the Liens on the same Collateral created by the Junior Collateral Documents.

               2.15.2 The Senior Recourse Obligations shall be guaranteed by Recourse Guarantor pursuant to and subject to the terms and conditions of the Senior Recourse Guaranty. In the event of a Permitted Transfer of one hundred percent (100%) of the indirect Equity Interests in Borrower to an Approved REIT pursuant to and in accordance with SECTION 6.13 below, provided no Event of Default has occurred and is then outstanding, Borrower shall be permitted to substitute such Approved REIT in place and stead of Recourse Guarantor upon: (a) the execution and delivery by such Approved REIT of a guaranty of the Senior Recourse Obligations on substantially the same form as the Senior Recourse Guaranty and otherwise acceptable to Collateral Agent in its sole and absolute discretion; (b) the delivery to Collateral Agent of such opinions of counsel to Borrower and the Approved REIT as Collateral Agent may require in form and substance acceptable to Collateral Agent in its sole and absolute discretion; (c) the execution and delivery of such Modifications, ratifications and reaffirmations of the Loan Documents by Borrower and the other Loan Parties as Collateral Agent may require; (d) the payment by Borrower of all costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred by Collateral Agent in connection therewith; and (e) confirmation that no Material Adverse Effect has occurred (or will occur as a result of the Permitted Transfer) with respect to any Loan Party (assuming for purposes of this SECTION 2.15.2 that such Approved REIT is a Loan Party for purposes of determining whether such Material Adverse Effect has occurred). In the event such Approved REIT is substituted as and in place of Recourse Guarantor, such Approved REIT shall be required to maintain at all times (i) a minimum market capitalization of not less than $1,250,000,000.00, and (ii) stockholder's equity of not less than $250,000,000.00, each as determined by Collateral Agent in its sole and absolute discretion.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

        The obligation of Senior Lenders to make the Senior Loan hereunder is subject to satisfaction in full of each of the conditions hereinafter set forth in this ARTICLE III, all to the satisfaction of Collateral Agent and its counsel.

        3.1 Loan Documents. Simultaneously with the execution and delivery of this Agreement and the Closing of the Loan (except as expressly noted to the contrary), Borrower shall execute and deliver or cause to be duly executed and delivered to Collateral Agent this Agreement and the following Loan Documents, all of which shall be in form and substance satisfactory to Collateral Agent in its sole and absolute discretion:

               3.1.1 Senior Notes. One or more Senior Notes from Borrower to Senior Lenders, as directed by Collateral Agent.

               3.1.2 Senior Mortgage. The Senior Mortgage securing the Senior Notes, which instrument shall be a lien on the Mortgaged Property, subject only to the Permitted Title Exceptions.

               3.1.3 Senior Assignment of Rents. The Senior Assignment of Rents from Borrower in favor of Collateral Agent.

               3.1.4 Senior Recourse Guaranty. The Senior Recourse Guaranty from the Recourse Guarantor in favor of Collateral Agent.

               3.1.5 Senior Cap Security Agreement. The Senior Cap Security Agreement from Borrower in favor of Collateral Agent.

               3.1.6 Lockbox Agreement. The Lockbox Agreement among Borrower, Collateral Agent, Property Manager and the Lockbox Bank.

               3.1.7 Senior Assignment of Licenses, Contracts and Permits. The Senior Assignment of Licenses, Contracts and Permits from Borrower to Collateral Agent.

               3.1.8 Senior Assignment of Property Management Agreement. The Senior Assignment of Property Management Agreement among Borrower, Property Manager, and Collateral Agent.

               3.1.9 Senior Assignment of Parking Agreement. The Senior Assignment of Parking Agreement among Borrower, Property Manager, Parking Facility Operator, and Collateral Agent.

               3.1.10 North Tower Owner Estoppel. The North Tower Owner Estoppel from North Tower Owner for the benefit of Collateral Agent.

               3.1.11 Senior Environmental Indemnity Agreement. The Senior Environmental Indemnity Agreement from Borrower in favor of Collateral Agent.

               3.1.12 Indemnity and Contribution Agreement. The Indemnity and Contribution Agreement from MP-WFC Holdings and MP-Bunker Hill in favor of Borrower and Mezzanine Maker.

               3.1.13 Senior Financing Statements. The Senior Financing Statements covering the Mortgaged Property and the Senior Cap Security Agreement.

               3.1.14 Note Purchase Documents. Each of the Note Purchase Documents executed by Mortgage Maker, Mezzanine Maker and the other Loan Parties, as applicable, in favor of Purchaser and/or Collateral Agent, as applicable.

               3.1.15 Other Documents. All other Loan Documents and such other documents or instruments as Collateral Agent may require. Each of the documents described herein shall refer to such documents as Modified from time to time hereafter.

        3.2 Property Specific Conditions. In addition to delivery of the Loan Documents, prior to the Closing, Borrower shall deliver or cause to be delivered to Collateral Agent each of the following documents and information, all of which shall be in form and substance satisfactory to Collateral Agent in its sole and absolute discretion, and each of which shall have otherwise complied with each of the following conditions:

               3.2.1 Appraisal. An Appraisal of the Mortgaged Property establishing an Appraised Value of the Mortgaged Property of not less than $300,000,000.00 on an "as is" basis.

               3.2.2 Survey. An "as built" survey of the Mortgaged Property prepared by a surveyor satisfactory to Collateral Agent and registered in the state in which the Mortgaged Property is located, which survey shall (1) be dated not more than fourteen (14) days prior to the Closing Date, (2) contain the minimum detail for land surveys as most recently adopted by ALTA/ACSM, (3) comply with Collateral Agent's survey requirements, and (4) be certified to Collateral Agent and the Title Company using Collateral Agent's standard form of certification.

               3.2.3 Insurance. Certificates of insurance evidencing compliance with the insurance requirements of this Agreement and the Mortgages.

               3.2.4 UCC Searches. UCC searches made in the States of Delaware, California and each other State in which the Collateral or a Loan Party is organized, showing no filings relating to (1) any portion of the Collateral other than those made in favor of Collateral Agent or the other holders of Permitted Liens, or (2) any other assets or property of Borrower.

               3.2.5 Engineering Report. An engineering report assessing the physical condition of the Mortgaged Property prepared by an engineer satisfactory to Collateral Agent in its sole and absolute discretion.

               3.2.6 Seismic Report. A seismic report assessing the seismic condition of the Mortgaged Property, including the maximum probable loss to the Mortgaged Property in the event of a seismic disturbance, prepared by a seismic engineer satisfactory to Collateral Agent in its sole and absolute discretion.

               3.2.7 Environmental Assessment. An Environmental Report environmental site assessment with respect to the Mortgaged Property prepared by an environmental consultant satisfactory to Collateral Agent in its sole and absolute discretion.

               3.2.8 Licenses, Permits and Approvals. True and correct copies of all of the certificates of occupancy and other licenses, permits and approvals of a discretionary nature (as described in SECTION 4.20 hereof) respecting the Mortgaged Property that are necessary to own, occupy and use the Mortgaged Property in accordance with all requirements of applicable Governmental Authorities.

               3.2.9 Zoning and Other Laws. Satisfactory evidence that the Mortgaged Property complies with all applicable zoning and land use requirements, building codes and other laws affecting the use and operation of the Mortgaged Property (including the Americans With Disabilities Act), including all applicable environmental protection laws.

               3.2.10 Reserved.

               3.2.11 Flood Zone. Satisfactory evidence as to whether the Mortgaged Property is located in a flood zone and, if the Mortgaged Property is located in a flood zone, evidence of flood insurance in such amounts and upon such terms and conditions as Collateral Agent may require.

               3.2.12 Utilities. Satisfactory evidence that full public or municipal utility services, not subject to interruption, are available to the Mortgaged Property and that all utilities are operational, which evidence may be in the form of currently paid utility bills.

               3.2.13 Schedule of Furnishings, Fixtures and Equipment. A schedule listing all chattels, furnishings, furniture, fixtures and equipment which are used in the operation or maintenance of any portion of the Mortgaged Property and which have an initial cost of (a) $1,000 or more if owned by Borrower, or (b) $5,000 or more if not owned by Borrower.

               3.2.14 Title Policy. The Title Policy with respect to the Mortgaged Property.

               3.2.15 Material Agreements. Copies of all service, equipment and labor contracts and other agreements relating to the Mortgaged Property.

               3.2.16 Property Management Agreement. A certified copy of the Property Management Agreement, which shall be satisfactory to Collateral Agent in its sole and absolute discretion.

               3.2.17 Rent Roll. A certified rent roll for the Mortgaged
Property.

               3.2.18 Tenant Estoppel Certificates. Fully-executed tenant estoppel certificates, in form and substance acceptable to Collateral Agent in its sole and absolute discretion, from the Tenants under all existing Leases.

               3.2.19 SNDAs. Fully-executed subordination, non-disturbance and attornment agreements, each in form and substance satisfactory to Collateral Agent in its sole and absolute discretion, with respect to all existing Leases.

               3.2.20 Special Leasing Conditions. Satisfactory evidence that:
(A) At least (i) ninety-six percent (96.0%) of the net rentable space in the Mortgaged Property shall be leased by Tenants pursuant to Leases; (ii) ninety-three percent (93.0%) of the net rentable space in the Mortgaged Property shall be occupied by Tenants pursuant to Operative Leases, and (iii) the Mortgaged Property shall be generating monthly Gross Revenues of not less than $2,900,000.00; (B) LAUSD shall have executed and delivered an extension to the LAUSD Lease in form and substance acceptable to Collateral Agent in its sole discretion; (C) Northern Trust shall have executed a letter-of-intent or extension to the Northern Trust Lease in form and substance acceptable to Collateral Agent in its sole and absolute discretion; and (D) KPMG shall have executed an amendment to the KPMG Lease in form and substance acceptable to Collateral Agent in its sole and absolute discretion.

        3.3 Additional Requirements. In addition to the Loan Documents and the items described in SECTION 3.2, prior to the Closing, Borrower shall deliver or cause to be delivered to Collateral Agent each of the following, all of which shall be in form and substance satisfactory to Collateral Agent in its sole and absolute discretion:

               3.3.1 Opinions. An opinion of counsel to each Loan Party dated as of the Closing Date and relating to such matters with respect to this Agreement and the transaction contemplated hereby as Collateral Agent may require, including matters relating to the due formation and authority of, execution and delivery of the Loan Documents by, and enforceability of the Loan Documents against, each Loan Party.

               3.3.2 Borrower's Organizational Documents. A certified copy of the Organizational Documents of Borrower, together with such other organization and formation documents as Collateral Agent may require, including certified copies of any necessary filings with the State of formation of Borrower relating to the formation of Borrower, evidence of Borrower's good standing in the State where Borrower is formed and in the States where Borrower does business (including the State where the Mortgaged Property is located), and resolutions authorizing the Loan transaction contemplated by this Agreement.

               3.3.3 Organizational Documents Relating to Other Loan Parties. With respect to each Loan Party other than Borrower, certified copies of applicable Organizational Documents, together with such other organization and formation documents as Collateral Agent may require, including certified copies of any necessary filings with the State of formation of such Person relating to the formation of such Person, certificates of good standing for the State in which such Person is organized and the States in which such Person does business, and original resolutions and certificates of incumbency with specimen signatures for the authorized officer.

               3.3.4 Financial Statements. Current, certified copies of the financial statements and tax returns of each Loan Party and operating and cash flow statements for the Mortgaged Property.

               3.3.5 Litigation. Copies of all pleadings and such other information as Collateral Agent may request with respect to the matters shown on
SCHEDULE 4.5.

               3.3.6 Cash Management Provisions. Borrower shall have satisfied the conditions set forth in SECTION 2.14.6.

               3.3.7 Other Items. Such other documents and/or information as Collateral Agent may require.

        3.4 No Orders, Judgments or Decrees. It shall be a condition to Senior Lenders' obligation to make the Senior Loan that no order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain Collateral Agent or Senior Lenders from making the Senior Loan, nor shall any Requirement of Law applicable to Collateral Agent or Senior Lenders or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Collateral Agent or Senior Lenders prohibit or request that Collateral Agent or Senior Lenders refrain from, making loans in general or the making of the Senior Loan in particular.

        3.5 No Default. It shall be a condition to Senior Lenders' obligation to make the Senior Loan that no occurrence or event shall have occurred which, upon Closing, would constitute a Default or Event of Default under any of the Loan Documents.

        3.6 Payment of Fees. Prior to or at the Closing, Borrower shall have paid all costs, accrued and unpaid fees and expenses incurred by Collateral Agent, to the extent then due and payable on the Closing Date, including all out-of-pocket expenses incurred by Collateral Agent and fees and costs of legal counsel and consultants, incurred by Collateral Agent, to the extent invoiced prior to or on the Closing Date, together with such additional amounts of legal costs as shall constitute a reasonable estimate of legal costs incurred or to be incurred through the closing proceedings, provided that such estimate shall not thereafter preclude final settling of accounts between Borrower and Collateral Agent.

        3.7 Other Loan Documents. Prior to the Closing, Borrower shall have satisfied each and every other condition to Closing set forth in the other Loan Documents.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        As a material inducement for Senior Lenders, Administrative Agent and Collateral Agent to enter into this Agreement and to and for Senior Lenders to make the Senior Loan, Borrower represents and warrants to Senior Lenders, Administrative Agent and Collateral Agent that:

        4.1 Existence and Power. Borrower and each of the other Loan Parties (other than Recourse Guarantor):

               4.1.1 is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

               4.1.2 has the trust, partnership, limited liability company, or corporate (as applicable) power and authority and all necessary governmental licenses, authorizations, consents and approvals to own its Assets, to carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

               4.1.3 is duly qualified as a foreign association, partnership, limited liability company, or corporation (as applicable), licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

               4.1.4 is in compliance with all Requirements of Law.

        4.2 Authorization; No Contravention. The execution, delivery and performance by Borrower of this Agreement, and by Borrower and the other Loan Parties of any other Loan Documents to which any such Person is party, have been duly authorized by all necessary trust, partnership, limited liability company or corporate (as applicable) action, and do not and will not:

               4.2.1 contravene any of the terms of such Person's Organizational Documents;

               4.2.2 conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or


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

               4.2.3 violate any Requirement of Law.

        4.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to Collateral Agent under the Collateral Documents is necessary or required in connection with the execution, delivery or performance by Borrower or any of the other Loan Parties of this Agreement or any other Loan Document. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to Collateral Agent under the Collateral Documents and except, as applicable, as may be required by the Securities Act of 1933 or the Securities Exchange Act of 1934, and any and all rules and regulations promulgated thereunder and any Modifications thereto) is necessary or required in connection with the enforcement against Borrower or any of the other Loan Parties of this Agreement or any other Loan Document.

        4.4 Binding Effect. This Agreement and the other Loan Documents to which Borrower or any of the other Loan Parties is a party have each been duly executed and delivered, and each constitutes the legal, valid and binding obligation of Borrower and such other Loan Parties to the extent they are a party thereto, enforceable against such Persons in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally, or by equitable principles relating to enforceability.

        4.5 Litigation. Except as specifically disclosed on SCHEDULE 4.5, (A) there are no actions, suits, proceedings, claims or disputes pending, or to Borrower's Knowledge, threatened, at law, in equity, in arbitration or before any Governmental Authority, against Borrower or Member of Borrower, or any of their respective Assets, or with respect to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby; (B) no judgment, decree or order of any court or governmental or administrative agency or instrumentality has been issued against Borrower or Member of Borrower; (C) there are no actions, suits, proceedings, claims or disputes pending, or to Borrower's Knowledge, threatened at law, in equity, in arbitration or before any Governmental Authority, against any other Loan Party, or any of their respective Assets which would reasonably be expected to have a Material Adverse Effect; and
(D) no judgment, decree or order of any court or governmental or administrative agency or instrumentality has been issued against any other Loan Party which would reasonably be expected to have a Material Adverse Effect.

        4.6 No Default. No Default or Event of Default exists or would result from the incurring of any of the Obligations by Borrower. Neither Borrower nor any other Loan Party is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect. All representations and warranties in the Loan Documents are true and correct as of this date.

        4.7 Use of Proceeds. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by SECTION 5.12.


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

        4.8 Certain Representations Related to Single-Purpose Entities.

               4.8.1 Borrower is a Single-Purpose Entity formed for the sole purpose of owning and operating the Mortgaged Property. Member of Borrower is a Single-Purpose Entity formed for the sole purpose of owning one hundred percent (100%) of the Equity Interests in, and acting as the sole member of, Borrower.

               4.8.2 The Assets of Borrower consist solely of the Mortgaged Property, and its liabilities are limited to those created under the Loan Documents, unsecured trade payables incurred in the Ordinary Course of Business in amounts that do not exceed the limitations set forth in SECTION 6.5.2, lease financing and Indebtedness not exceeding the limitations set forth in SECTION 6.5.3, and the Contractual Obligations set forth in SECTION 4.8.3. The Assets of Member of Borrower consist solely of its one hundred percent (100%) of the Equity Interests in Borrower, and its liabilities consist solely of those created under the Note Purchase Documents and its obligations incurred in the Ordinary Course of Business as the owner of one hundred percent (100%) of the Equity Interests in Borrower.

               4.8.3 Other than the Property Management Agreement, the Loan Documents, the Organizational Documents of Borrower, contracts assumed or entered into in the Ordinary Course of Business in compliance with the terms and conditions of the Loan Documents, Permitted Title Exceptions, Permitted Liens, the Leases, and the other agreements set forth on SCHEDULE 4.8.3, Borrower is not subject to any Contractual Obligations. Without limiting the foregoing, Borrower is not subject to any Indebtedness to an Affiliate or, except as set forth on SCHEDULE 4.8.3 attached hereto, any Contractual Obligations with an Affiliate. Other than the Note Purchase Documents, the Organizational Documents of Member of Borrower, the Organizational Documents of Borrower, and contracts assumed or entered into in the Ordinary Course of Business in compliance with the terms and conditions of the Note Purchase Documents, Member of Borrower is not subject to any Contractual Obligations or any Indebtedness.

        4.9 Taxes. Borrower and Member of Borrower have filed all Federal and other material tax returns and reports required to be filed by either of them, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their respective Assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded with respect to any such Assets. There is no proposed tax assessment against the Mortgaged Property or any Loan Party that would, if the assessment were made, have a Material Adverse Effect.

        4.10 Financial Condition.

               4.10.1 The financial statements of Maguire South Tower and Guarantor, dated June 30, 2002, and, in the case of Maguire South Tower, the related statements of operations, shareholders' equity and cash flows (as applicable) as of such date:

                      (A) in the case of the Maguire South Tower financial statement and in the case of the property-level financial statements which have been submitted as support for the


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

assets described as "Completed Projects" in the Guarantor's financial statement, were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                      (B) are complete, accurate in all material respects and fairly present the financial condition of the Persons included therein as of the date thereof and results of operations for the period covered thereby; and

                      (C) show all material indebtedness and other material liabilities, direct or contingent, of Maguire South Tower and Guarantor, respectively, as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

               4.10.2 Since the date of the last financial statements for Maguire South Tower and Guarantor provided to Collateral Agent, except as set forth on SCHEDULE 4.10.2, there has been no Material Adverse Effect with respect to Maguire South Tower or Guarantor.

        4.11 Environmental Matters.

               4.11.1 Except as specifically disclosed in SCHEDULE 4.11 or in the Environmental Report, to Borrower's Knowledge, the on-going operations of Borrower complies in all respects with all applicable Environmental Laws.

               4.11.2 Except as specifically disclosed in the Environmental Report, each of Borrower and Member of Borrower has obtained all licenses, permits, authorizations and registrations required under any applicable Environmental Law ("Environmental Permits") and necessary for its operations in the Ordinary Course of Business, all such Environmental Permits are in good standing, and each of Borrower and Member of Borrower is in compliance with the terms and conditions of such Environmental Permits.

               4.11.3 Except as specifically disclosed in the Environmental Report, neither Borrower nor Member of Borrower nor any of their respective Assets or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, in each case respecting any Environmental Law or Environmental Claim.

               4.11.4 Except as specifically disclosed in the Environmental Report, there are no Hazardous Materials or other conditions or circumstances existing with respect to the Mortgaged Property that would reasonably be expected to give rise to Environmental Claims. In addition, there are no underground storage tanks located on the Mortgaged Property. Borrower has not notified its employees of the existence of any health hazard arising from the conditions of their employment, and Borrower has met all applicable notification requirements under Title III of CERCLA and all other applicable Environmental Laws.

        4.12 Collateral Documents. The provisions of the Mortgage are effective to create, in favor of Collateral Agent, a legal, valid and enforceable security interest in the Mortgaged Property. The Lien of the Mortgages constitute a perfected, security interest of the priority specified therein in all right, title and interest of Borrower in the Mortgaged Property.


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

        4.13 Regulated Entities. Neither Borrower nor any other Loan Party is
(A) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (B) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

        4.14 Requirement of Law. No Requirement of Law applicable to Borrower or any other Loan Party as of the date hereof could reasonably be expected to have a Material Adverse Effect.

        4.15 Solvency. Neither Borrower nor any of the other Loan Parties is Insolvent, and no Insolvency Proceedings have been initiated or threatened in writing with respect to any such Person. The execution, delivery and performance by Borrower and each of the Loan Parties of the Loan Documents to which such Person is a party (i) is not done with an intent to hinder, delay or defraud present or future creditors and (ii) is not done at a time when such Person will incur Indebtedness beyond the ability of such Person to repay as such Indebtedness matures or otherwise becomes due.

        4.16 Labor Relations. Except as set forth on SCHEDULE 4.16 attached hereto, there are no strikes, lockouts or other labor disputes against Borrower or Member of Borrower, or, to Borrower's Knowledge, threatened against or affecting Borrower or Member of Borrower, and no significant unfair labor practice complaint is pending against Borrower or Member of Borrower or, to Borrower's Knowledge, threatened against any of them before any Governmental Authority.

        4.17 Copyrights, Patents, Trademarks and Licenses, etc. Borrower and Member of Borrower own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To Borrower's Knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed by Borrower or Member of Borrower infringes upon any rights held by any other Person, no claim or litigation regarding any of the foregoing is pending or, to Borrower's Knowledge, threatened.

        4.18 Subsidiaries. All of the Equity Interests in Borrower are owned by Member of Borrower. All of the Equity Interests in Member are owned by MP-WFC Holdings and MP-Bunker Hill. All of the Equity Interests in MP-WFC Holdings are owned by Maguire SCS and Recourse Guarantor. Except for Member of Borrower's ownership of the Equity Interests in Borrower, neither Borrower nor Member of Borrower has any Subsidiaries or equity investments in any other Person. Except for the Liens created by the Loan Documents, there are, and after the Closing Date will be, no Liens on any of the Equity Interests in Borrower, and, except for the Liens created by the Loan Documents and the Permitted Liens, there are, and after the Closing Date will be, no Liens on the Mortgaged Property.

        4.19 Broker's Fees; Transaction Fees. Neither Borrower nor any other Loan Party has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in


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

connection with the transactions contemplated hereby, other than fees payable to Senior Lenders, Collateral Agent, Administrative Agent, their respective Affiliates, and the Persons set forth on SCHEDULE 4.19 (in the amounts set forth thereon). Borrower shall indemnify, defend and hold harmless Senior Lenders, Administrative Agent, Collateral Agent, and their respective officers, directors, shareholders, agents, successors and assigns from and against all claims for fees, commissions, or other compensation claimed to be due any other broker, finder or intermediary with whom Borrower or any Loan Party may have dealt in connection with the Loan.

        4.20 Permits. All necessary and required franchises, licenses, authorizations, registrations, permits and approvals for the use and occupancy of the Mortgaged Property have been obtained from all Governmental Authorities having jurisdiction over the Mortgaged Property so as to permit the operation of the Mortgaged Property as herein contemplated. Borrower has provided Collateral Agent a true and correct list of all of the certificates of occupancy for the building shell and common areas and other material licenses, permits and approvals respecting the Mortgaged Property (and such list is attached to the Senior Assignment of Licenses, Contracts and Permits), and such licenses, permits and approvals remain in full force and effect without modification or exception.

        4.21 Title. Borrower holds good and marketable fee simple title to the Mortgaged Property, free and clear of all Liens, claims, assessments, encumbrances and rights of others other than the Permitted Title Exceptions. Borrower shall preserve such title to the Mortgaged Property and will forever warrant and defend the same and the validity and priority of the Mortgage to Collateral Agent against all claims whatsoever.

        4.22 Zoning. The Mortgaged Property is zoned under a use classification which allows such Mortgaged Property to be used in accordance with its present or anticipated usage, which zoning is final, unconditional (except for conditions, if any, set forth in the permits listed in the Senior Assignment of Licenses, Contracts and Permits) and in full force and effect. The Mortgaged Property is in compliance with all applicable zoning and land use laws, regulations and ordinances. In the event that all or any part of the Improvements on the Mortgaged Property are destroyed or damaged, zoning laws in effect at the time this representation is made do not prohibit the Improvements from being legally reconstructed to their condition prior to such damage or destruction and thereafter existing for the same use without violating any zoning or other ordinances applicable thereto. Except as set forth on SCHEDULE 4.22, the Mortgaged Property contains a sufficient number of permanent parking spaces to satisfy all requirements imposed by applicable laws with respect to parking. No legal proceedings are pending or, to Borrower's Knowledge, threatened with respect to the zoning of the Mortgaged Property. Except as set forth on SCHEDULE 4.22, neither the zoning nor any other right to construct, use or operate the Mortgaged Property is in any way dependent upon any real estate other than the Mortgaged Property. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded with respect to the Mortgaged Property without Collateral Agent's prior written consent.

        4.23 Agreements Affecting the Mortgaged Property. Borrower has provided Collateral Agent with true and complete copies of each material contract and agreement affecting the Mortgaged Property (including, each Lease, material service contract, Property Management


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

Agreement, and the Parking Agreement) relating to the occupation, maintenance, development, operation or management thereof.

        4.24 Condemnation. Neither Borrower nor any other Loan Party has received any notice from any Governmental Authority or from any Person with respect to any actual or threatened taking of the Mortgaged Property, or any portion thereof, by the exercise of the right of condemnation or eminent domain or of any moratorium which may affect the use, or operation of the Mortgaged Property.

        4.25 Exempt Transaction. The Loan is an exempt transaction under the Truth-in-Lending Act (15 U.S.C.A. Sections 1601, et seq.).

        4.26 Access. The Mortgaged Property has access to and full utilization of completed public roads necessary for access to and full utilization of the Mortgaged Property for its intended purposes.

        4.27 Tax Division. A tax division has been effected with respect to the Mortgaged Property so that it is taxed for ad valorem taxation without regard to or inclusion of any other property. No subdivision or other approval is necessary with respect to any of the Mortgaged Property in order for Borrower to mortgage, convey and otherwise deal with the Mortgaged Property as a separate lot or parcel.

        4.28 ERISA. Borrower is not a party to any plan defined and regulated under ERISA or Section 4975 of the Code, as amended. None of the assets of Borrower are "plan assets" as defined in 29 C.F.R. Section 2509.75 or Section 2510.3.

        4.29 Bankruptcy. No Insolvency Proceeding has ever been initiated or threatened in writing against Borrower or any other Loan Party.

        4.30 Leases.

               4.30.1 Except as set forth on SCHEDULE 4.30, all Leases (except subleases) are described on the certified rent roll dated as of the Closing Date delivered by Borrower to Collateral Agent. Except for Permitted Liens, neither Borrower nor any other Loan Party has executed any prior assignment of the Leases, nor has it performed any act or executed any other instrument which might prevent Collateral Agent from operating under or enforcing any of the terms and conditions of the Mortgage applicable to Collateral Agent's security interest in such Leases or which would limit Collateral Agent in such operation.

               4.30.2 Except as set forth on SCHEDULE 4.30, and except as disclosed in the certified rent roll for the Mortgaged Property, (a) Borrower is the sole owner of the entire lessor's interest in all Leases; (b) all Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified rent roll; (d) the Leases are valid and enforceable against Borrower and the Tenants set forth therein; and (e) no Person has any possessory interest in, or right to occupy, the Mortgaged Property except under and pursuant to a Lease.


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

               4.30.3 Except as (1) disclosed in the certified rent roll for the Mortgaged Property, (2) disclosed in the tenant estoppel certificates delivered to Collateral Agent in connection with the Loan, or (3) set forth on SCHEDULE
4.30 attached hereto, (a) none of the Rents have been collected for more than one (1) month in advance (except for Security Deposits and real estate taxes and other operating expenses estimated and collected from tenants in advance pursuant to the Leases); (b) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (c) to Borrower's Knowledge, there exist no offsets or defenses to the payment of any portion of the rents under any Lease; (d) Borrower has received no notice from any tenant challenging the validity or enforceability of any Lease; (e) all payments due under the Leases are current and are consistent with the certified rent roll; (f) to Borrower's knowledge, no tenant under any Lease is in default thereunder; (g) to Borrower's Knowledge, no tenant is a debtor in any bankruptcy, reorganization, insolvency or similar proceeding, or has demonstrated a history of payment problems which suggest financial difficulty; (h) there are no agreements with the Tenants under the Leases other than expressly set forth in each Lease; (i) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (j) no brokerage commissions or finders fees are currently due and payable regarding any Lease; (k) there are no subleases in effect at the Mortgaged Property for which Borrower or Property Manager has given its approval (to the extent such approval is required pursuant to the Lease), and (1) no Tenant has delivered any non-cash Security Deposit to Borrower or Property Manager, or if any Tenant has, the same has been delivered to Collateral Agent on or before the Closing Date.

        4.31 Physical Condition of Mortgaged Property. Except as set forth in the Engineering Report, all of the Improvements situated on the Mortgaged Property are in good condition and repair and there are no latent or patent structural or other significant defects or deficiencies in the Improvements. City water supply, storm and sanitary sewers, and electrical, gas and telephone utilities are available to the Mortgaged Property within the boundary lines of the Mortgaged Property, and are sufficient to meet the reasonable needs of the Mortgaged Property as now used or contemplated to be used; no other utility facilities are necessary to meet the reasonable needs of the Mortgaged Property as now used; and, the as-built condition of the Mortgaged Property is such that surface and storm water does not accumulate in other than insubstantial quantities on the Mortgaged Property and does not drain from the Mortgaged Property across land of adjacent property owners. Except as shown on the "as built" survey for the Mortgaged Property, no part of any of the Mortgaged Property is within a flood plain and none of the Improvements on any of the Mortgaged Property create an encroachment over, across or upon any of the Mortgaged Property's boundary lines, rights of way or easements, and no building or other improvement on adjoining land create such an encroachment. Since the date of the inspection described in the Engineering Report, there has been no Material Adverse Effect with respect to the Mortgaged Property.

        4.32 Mechanics' Liens. There are no mechanics' or materialmen's liens, alienable bills or similar claims that may constitute or result in a Lien on the Mortgaged Property or any part thereof, and no work for which any such lien could be asserted has been performed within the last ninety (90) days, a claim for which has not been insured against under the Title Policy relating to the Mortgaged Property.


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

        4.33 Full Disclosure. None of the representations or warranties made by Borrower or any of the other Loan Parties in the Loan Documents as of the date such representations and warranties are made or deemed made, and to Borrower's Knowledge, none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of Borrower or any of the other Loan Parties in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

        4.34 Initial Deposits into Lockbox. The Retained Funds are sufficient to pay (A) all Operating Expenses shown on the Approved Budget through August 31, 2002, and (B) all other obligations required to paid and discharged by Borrower pursuant to SECTION 2.14.6.

        4.35 Material CC&Rs. The Material CC&Rs are in full force and effect, have not been Modified or terminated, and are enforceable in accordance with their terms (subject to applicable provisions of bankruptcy law and principles of equity). Borrower has not received any written notice of a default by Borrower under the Material CC&Rs nor does Borrower have any Knowledge of any such default or any default by any other Person that is a party to, or whose property is encumbered by, the Material CC&Rs. Except as set forth on SCHEDULE
4.35 attached hereto, there are no other documents, agreements (oral or written), or instruments that Modify the Material CC&Rs.

        4.36 Shuttles. Borrower is the owner and record title holder (or co-owner and co-record title holder to the extent set forth on SCHEDULE 4.36) of the vehicles described on Schedule 436, which vehicles are subject only to the Liens set forth on SCHEDULE 4.36.

        4.37 Special Leasing Conditions. As of the Closing Date: (A) At least
(i) ninety-six percent (96.0%) of the net rentable space in the Mortgaged Property is leased by Tenants pursuant to Leases; (ii) ninety-three percent (93.0%) of the net rentable space in the Mortgaged Property is occupied by Tenants pursuant to Operative Leases; and (iii) the Mortgaged Property is generating monthly Gross Revenues of not less than $2,900,000.00; (B) LAUSD has executed and delivered an extension to the LAUSD Lease, which extension becomes effective automatically upon the expiration of the current term of the LAUSD Lease; (C) Northern Trust has executed a letter-of-intent or extension to the Northern Trust Lease and a substantially final version of the same has been delivered to Collateral Agent prior to the Closing; and (D) KPMG has executed an amendment to the KPMG Lease and a substantially final version of the same has been delivered to Collateral Agent prior to the Closing.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

        Borrower covenants and agrees that, so long as any of the Senior Obligations shall remain unpaid or unsatisfied, unless Collateral Agent, in its sole and absolute discretion, waives compliance in writing:


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

        5.1 Payment of Indebtedness. Borrower shall promptly pay or cause to be paid the Senior Obligations as and when same shall be due and payable under the Senior Loan Documents.

        5.2 Financial Statements and Operating Reports. Borrower shall deliver to Collateral Agent, in form and detail satisfactory to Collateral Agent, the following:

               5.2.1 As soon as available, but not later than ninety (90) days after the end of each fiscal year of the reporting party, copies of the audited balance sheet of Borrower and unaudited balance sheet of Guarantor (together with audited property-level financial statements as support for the assets described as "Completed Projects" or any similar subsequent description (other than for the project identified as "17th & Grand", which may be unaudited) in the Recourse Guarantor's balance sheet) as of the end of such fiscal year and, in the case of Borrower, the related statements of income, owners' equity, cash flows and statement of operations (profit and loss) for such fiscal year (as applicable), setting forth in each case in comparative form the figures for the previous year, and accompanied by the opinion (in the case of Borrower) of KPMG or another nationally-recognized independent public accounting firm reasonably acceptable to Collateral Agent, which report shall state that such financial statements present fairly the financial position of Borrower for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. The Guarantors' financial statements shall be prepared on a tax basis, applied on a basis consistently maintained throughout the period involved (or in the case of Recourse Guarantor, on a fair value basis) and shall be accompanied by a certification from a Responsible Officer (or in the case of Recourse Guarantor, from Recourse Guarantor) certifying that such financial statements present fairly the financial position of Guarantor for the periods indicated and have been prepared in conformity with prior years. Additionally, all such financial statements shall be accompanied by a certification from a Responsible Officer certifying that all such amounts were calculated in accordance with this Agreement and present correctly, in accordance with such terms, the items shown therein.

               5.2.2 As soon as available, but not later than thirty (30) days after the end of each fiscal quarter of each fiscal year, with respect to Borrower and the Mortgaged Property, as applicable: (A) a statement of income and expenses, a balance sheet and a statement of cash flow relating to Borrower and the Mortgaged Property for such period, (B) a rent roll for the Mortgaged Property for such period, and (C) a delinquency report and accounts receivable aging for the Mortgaged Property for such period. Each of the foregoing shall be certified by an appropriate Responsible Officer as being complete and correct and, in the case of any financial statements, as fairly presenting, in accordance with GAAP, the financial position and the results of operations of the Mortgaged Property.

               5.2.3 As soon as available, but not later than thirty (30) days prior to the beginning of each calendar year, a detailed operating budget for the Mortgaged Property for the upcoming calendar year, including a budget of anticipated Gross Revenues, Operating Expenses and proposed capital improvements, together with such other financial data and other information as Collateral Agent may reasonably request with respect thereto (the "Operating Budget"). Such Operating Budget shall be subject to Collateral Agent's written approval, which approval shall not be unreasonably withheld. Borrower shall operate the Mortgaged Property in accordance with the Approved Operating Budget and shall not make any revisions thereto without Collateral Agent's prior written consent; provided, however, that Borrower may deviate from an Approved Operating Budget by an amount not to exceed (A) an aggregate amount of five percent (5%) of the total amount of the Approved Operating Budget and (B) an aggregate amount of ten percent (10%) of any one category. Such deviation shall be identified in the Disbursement Request submitted in the Loan Month in which the deviation is anticipated to occur, and such Disbursement Request shall reconcile any disbursements made with respect to any deviation from the Approved Budget occurring in the previous Loan Month. If any proposed Operating Budget is not approved prior to the beginning of the calendar year to which it relates, Borrower shall operate the Mortgaged Property in accordance with the last Approved Operating Budget until such time as a new Operating Budget is approved by Collateral Agent, which last Approved Operating Budget may be adjusted to reflect actual increases from such last Approved Operating Budget in Impositions, insurance premiums, utility expenses, and other fixed costs beyond Borrower's control (for which, in each case, Borrower has provided Collateral Agent with satisfactory evidence of such increase). Without limiting the foregoing requirements, in connection with Collateral Agent's disbursement of sums with respect to an Approved Operating Budget for January 2003, Collateral Agent shall disburse the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) to Borrower (which sum shall be identified in such Operating Budget as a "working capital reserve"), which sum shall be used by Borrower as a working capital reserve solely to pay Operating Expenses incurred with respect to the Mortgaged Property.

               5.2.4 Without limiting anything contained in SECTION 5.7 below or in the Senior Mortgage, within sixty (60) days after the close of each fiscal year of Borrower, Borrower shall furnish to Collateral Agent a statement in form and substance satisfactory to Collateral Agent setting forth the amounts of insurance maintained in compliance with the Senior Loan Documents, the risks covered by such insurance, and of the insurance company or companies which carry such insurance, which statement shall be accompanied by copies of all certificates of insurance evidencing the required coverages and endorsements.

               5.2.5 As soon as available, but not later than thirty (30) days after the end of each Loan Month, with respect to the Mortgaged Property: (a) a statement of income and expenses, a balance sheet and a statement of cash flow relating to the Mortgaged Property for such period; (b) a rent roll for the Mortgaged Property for such period; and (c) a delinquency report and accounts receivable aging for the Mortgaged Property for such period. Each of the foregoing shall be certified by an appropriate Responsible Officer as being complete and correct and, in the case of any financial statements, as fairly presenting, in accordance with GAAP, the financial position and the results of operations of the Mortgaged Property.

        5.3 Certificates; Other Information. Borrower shall furnish to Collateral Agent and to Senior Lenders:

               5.3.1 concurrently with the delivery of the financial statements referred to in SECTION 5.2.1 through and including 5.2.3 above, and otherwise upon fifteen (15) Business Days' written notice from Collateral Agent, a certificate of a Responsible Officer stating that Borrower, during such period, has observed and performed all of its covenants and other agreements contained in the Loan Documents, and satisfied every condition contained in this Agreement to


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

be observed or performed or satisfied by it, and that such Responsible Officer has obtained no Knowledge of any Default or Event of Default except as specified in such certificate; and

               5.3.2 promptly, such additional business, financial, corporate affairs and other information as Collateral Agent may from time to time reasonably request.

        5.4 Notices. Borrower shall promptly (and in any event not later than five (5) Business Days after such event unless another time period is specified below) give notice to Collateral Agent and Senior Lenders:

               5.4.1 of the occurrence of any Default or Event of Default;

               5.4.2 of (A) any breach or non-performance of, or any default under, any Contractual Obligation of Borrower or Member of Borrower, (B) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between Borrower or Member of Borrower, on the one hand, and any Governmental Authority, on the other hand, (C) any breach of or non-performance of, or any default under, any Contractual Obligation of any other Loan Party which breach, non-performance, dispute, litigation, investigation, proceeding, suspension, or default would reasonably be expected to have a Material Adverse Effect, (D) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between any other Loan Party, on the one hand, and any Governmental Authority, on the other hand, which dispute, litigation, investigation, proceeding or suspension would reasonably be expected to have a Material Adverse Effect, or (E) any breach, non-performance or default by Borrower or the tenant under any Lease for which the leased premises exceeds 25,000 square feet;

               5.4.3 of (A) the commencement of any litigation or proceeding affecting (1) Borrower or Member of Borrower (a) in which injunctive or similar relief is sought, (b) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Loan Document, or (c) in which the amount of damages claimed exceed, in any one instance, $250,000; or (2) any other Loan Party which would reasonably be expected to have a Material Adverse Effect; and (B) any material development in any of the foregoing litigation or proceedings where the claim is (1) uninsured or (2) insured but exceeds, in any one instance, $500,0000.

               5.4.4 of (A) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against Borrower pursuant to any applicable Environmental Laws, (B) all other Environmental Claims against Borrower or Member of Borrower, (C) any Release in violation of applicable Environmental Laws or any permits issued pursuant thereto at, in, on, under, over, from or affecting the Mortgaged Property, (D) any environmental or similar condition on any real property adjoining or in the vicinity of the Mortgaged Property that could reasonably be anticipated to cause the Mortgaged Property or any part thereof to be subject to any restrictions on ownership, occupancy, transferability or use under any Environmental Laws, or
(E) any Environmental Claim against any other Loan Party that could reasonably be expected to have a Material Adverse Effect;


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

               5.4.5 of any Material Adverse Effect subsequent to the date of the most recent audited financial statements of Borrower or any other Loan Party delivered to Collateral Agent and Senior Lenders pursuant to SUBSECTION 5.3.1;

               5.4.6 of any change in accounting policies or financial reporting practices by Borrower or Member of Borrower; and

               5.4.7 of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving Borrower or Member of Borrower which could reasonably be expected to have a Material Adverse Effect, or any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving any other Loan Party which could reasonably be expected to have a Material Adverse Effect.

               Each notice pursuant to this SECTION 5.4 shall be accompanied by a written statement by a Responsible Officer of Borrower setting forth details of the occurrence referred to therein, and stating what action Borrower proposes to take with respect thereto and at what time.

        5.5 Preservation of Corporate Existence. Etc. Borrower and Member of Borrower shall:

               5.5.1 preserve and maintain in full force and effect its corporate, partnership, or limited liability company existence and good standing under the laws of its state or jurisdiction of incorporation;

               5.5.2 preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in connection with sales of Assets permitted by SECTION 6.2 or where the failure to do so would not have a Material Adverse Effect;

               5.5.3 use its reasonable efforts, in the Ordinary Course of Business, to preserve the goodwill and business of the customers, suppliers and others having material business relations with it, except where the failure to do so would not have a Material Adverse Effect;

               5.5.4 preserve or renew all of its registered trademarks, trade names and service marks, except when the failure to do so would not have a Material Adverse Effect;

               5.5.5 preserve and maintain each of Borrower and Member of Borrower as a Single-Purpose Entity; and

               5.5.6 except with the unanimous consent of all of the members, partners or directors, as applicable, of Borrower and Member of Borrower and the approval of Collateral Agent, not, with respect to itself or any Loan Party, do any of the following (A) initiate, consent to, or suffer to exist an Insolvency Proceeding with respect to such Person or all or any portion of such Person's property, or take any action that might cause such Person to become insolvent,
(B) except as permitted by Collateral Agent in connection with the consummation of a Permitted Transfer in accordance with SECTION 6.13, cause such Person to dissolve or terminate its existence, (C) cause Borrower or Member to merge or consolidate with any other Person, (D)


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except as permitted by Collateral Agent in connection with the consummation of a
Permitted Transfer in accordance with SECTION 6.13, cause such Person to transfer or dispose of all or substantially all of its Assets, or (E) except for Modifications approved by Collateral Agent in its reasonable discretion in connection with a Permitted Transfer consummated in accordance with SECTION
6.13, Modify such Person's Organizational Documents in any manner prohibited under the terms of the Loan Documents.

        5.6 Maintenance of Property. Borrower shall maintain and preserve the Mortgaged Property in good working order and condition, ordinary wear and tear excepted, in a manner consistent with the standards of a first-class Office Project in the metropolitan area where the Mortgaged Property is located, and shall make all necessary repairs thereto and renewals and replacements thereof.

        5.7 Insurance.

               5.7.1 Borrower at its sole cost and expense, shall insure and keep insured Borrower and all portions of the Mortgaged Property against such liabilities, losses, perils and hazards (including without limitation, coverages against damages caused by flood, earthquake, and losses due to acts of terror), and including business interruption and loss of rents coverage, in such amounts and with such limits, as Collateral Agent may from time to time reasonably require, with insurance companies acceptable to Collateral Agent. At the time of the Closing, Collateral Agent's and Senior Lenders' requirements for said insurance are set forth in the Mortgage, which requirements Borrower acknowledges are reasonable and customary.

               5.7.2 All insurance required of Borrower under the Loan Documents shall be evidenced by certificates of insurance acceptable to Collateral Agent. Said certificates shall be delivered to Collateral Agent at or prior to Closing. On or before the stated due date, Borrower shall pay all premiums and fees for the insurance policies required hereunder. Borrower shall deliver certified copies of all policies and renewals (or certificates evidencing the same) to Collateral Agent at least twenty (20) days before the expiration of existing policies. Each such policy shall provide that such policy may not be cancelled or materially changed except upon thirty (30) days prior written notice of intention of non-renewal, cancellation or material change to Collateral Agent, and that no act or thing done by Borrower shall invalidate the policy as against Senior Lenders.

               5.7.3 Notwithstanding anything to the contrary contained herein or in any provision of law, the proceeds of insurance policies coming into the possession of Collateral Agent or Senior Lenders and which are not to be used for the Work (as defined in the Senior Mortgage) shall not be deemed trust funds and Collateral Agent and Senior Lenders shall be entitled to dispose of such proceeds as provided in the Senior Mortgage (but as among the Holders and without any further rights of Borrower, subject to any applicable Agency Agreement). If Collateral Agent has not received satisfactory evidence of such renewal or substitute insurance in the time frame herein specified, Collateral Agent shall have the right, but not the obligation, to purchase such insurance for Senior Lenders' interest only. Any amounts so disbursed by Collateral Agent pursuant to this SECTION 5.7 shall be deemed to be a part of the Senior Loan and shall bear interest at the Default Rate. Nothing contained in this SECTION 5.7 shall require Collateral Agent or Senior Lenders to incur any expense or take any action


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hereunder, and inaction by Collateral Agent or Senior Lenders shall never be deemed a waiver of any rights accruing to Senior Lenders on account of this
SECTION 5.7.

               5.7.4 Borrower shall not carry any separate insurance on any of the Mortgaged Property concurrent in kind or form with any insurance required hereunder or contributing in the event of loss without Collateral Agent's prior written consent, and any such policy shall have attached a standard non-contributing mortgagee clause, with loss payable to Collateral Agent, and shall meet all other requirements set forth herein.

        5.8 Payment of Obligations. Borrower and Member of Borrower shall pay and discharge, as the same shall become due and payable, all their respective obligations and liabilities, including:

               5.8.1 the Senior Obligations;

               5.8.2 all tax liabilities, assessments and governmental charges or levies upon it or its properties or Assets (except that real estate taxes and assessments may be paid prior to delinquency), unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by Borrower or Member, as appropriate;

               5.8.3 all lawful claims which, if unpaid, would by law become a Lien upon its Assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by Borrower or Member, as appropriate; and

               5.8.4 all other Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

        5.9 Compliance with Laws. Each of Borrower and Member of Borrower shall comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act). Without limiting any of Borrower's obligations under this SECTION 5.9, Borrower shall have the right to contest the applicability of any laws, ordinances, rules, regulations and requirements of a Governmental Authority, so long as (i) Borrower contests such law, ordinance, rule, regulation or requirement diligently and in good faith by appropriate legal proceedings which shall operate to prevent the enforcement of the same against Borrower and the Mortgaged Property, or any part thereof, or the imposition of any Lien against the Assets of Borrower (including the Mortgaged Property or any portion thereof), and (ii) such contest does not impair the Mortgaged Property in any manner.

        5.10 Inspection of Books and Records. Borrower and Member of Borrower shall maintain proper books of record and account, in which full, true and correct entries will be made of all financial transactions and matters involving their respective assets and businesses (a) in the case of Borrower, in conformity with GAAP consistently applied, and (b) in the case of Member of Borrower, on a tax basis, applied on a basis consistently maintained throughout the period involved. Borrower and Member of Borrower shall permit representatives of Collateral Agent to


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visit and inspect any of their other respective Assets, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Borrower; provided, however, when an Event of Default exists, Collateral Agent may do any of the foregoing at the expense of Borrower at any time during normal business hours and without advance notice.

        5.11 Environmental Laws.

               5.11.1 Borrower shall conduct its operations and keep and maintain the Mortgaged Property and all of its other Assets in compliance with all applicable Environmental Laws, shall maintain all Environmental Permits in good standing and comply with all the terms and conditions thereof, and shall operate the Mortgaged Property and its Assets in a manner which does not give rise to any Environmental Claims.

               5.11.2 Upon the written request of Collateral Agent, Borrower shall submit to Collateral Agent, at Borrower's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to SUBSECTION 5.4.4.

        5.12 Use of Proceeds. Borrower shall use the proceeds of the Loan solely to (A) refinance the existing mortgaged debt against the Mortgaged Property, (B) fund the sums required to be escrowed pursuant to the Loan Documents, (C) pay such other costs and fees relating to the closing of the Loan as approved by Collateral Agent, and (D) the making of such other disbursements as are shown on the closing statement approved by Collateral Agent.

        5.13 Solvency. In no event shall Borrower initiate or suffer to exist an Insolvency Proceeding with respect to itself or Member of Borrower.

        5.14 As-Built Plans. Borrower shall maintain upon the Mortgaged Property true and complete copies of all as-built plans and specifications with respect to the Improvements now or hereafter in Borrower's (or the other Loan Parties') possession or control. Borrower shall not remove such plans and specifications from the Mortgaged Property. Collateral Agent shall have access to such plans and specifications at all times. Upon request by Collateral Agent, Borrower shall promptly provide copies of such plans and specifications to Collateral Agent.

        5.15 Leases.

               5.15.1 All Leases entered into by Borrower after the date hereof shall be substantially in either the lease form in use for the Mortgaged Property at the time of the Closing or such other form of lease as may be approved in advance in writing by Collateral Agent (an "Approved Lease Form"), provided that Collateral Agent shall not unreasonably withhold its approval with respect to changes in the Approved Lease Form. Without limiting the following sentence, all new Material Leases and all renewals of or amendments to existing Material Leases shall be consistent in form and substance in all material respects with existing Leases. Any new Material Lease or renewal of an existing Material Lease shall be subject to the prior written approval of Collateral Agent, which approval may be withheld in Collateral Agent's sole and


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absolute, but which will be deemed granted if Collateral Agent has not responded within ten (10) Business Days from the date Collateral Agent receives such information and materials concerning Borrower's request as Collateral Agent may reasonably request (and provided such proposed Lease is delivered to Collateral Agent with correspondence indicating in bold-type face that Collateral Agent's response is required under the Loan Documents within ten (10) Business Days). Borrower will not, without the prior written consent of Collateral Agent, Modify any Material Lease (but Borrower may, upon prior written notice to Collateral Agent, terminate a Material Lease under which the Tenant is in material default beyond applicable notice, grace and cure periods). All tenants under all new Material Leases shall execute and deliver subordination, non-disturbance and attornment agreements with Collateral Agent on Collateral Agent's then current form or otherwise in form and substance satisfactory to Collateral Agent in its good faith discretion.

               5.15.2 Borrower will duly and punctually perform all material covenants and agreements expressed as binding upon it under the Leases and other material agreements to which it is a party with respect to the Mortgaged Property or any part thereof, and will use commercially reasonable efforts to enforce or secure the performance of each and every material obligation and undertaking of the respective parties under such Leases and other agreements, and Borrower will appear and defend, at its cost and expense, any action or proceeding arising under or in any manner connected with (i) the Leases or the obligations and undertakings of any lessee or other party thereunder, and (ii) such other agreements or the obligations and undertakings of any party thereunder.

        5.16 Property Management Agreement. The Mortgaged Property shall at all times be operated under a Property Management Agreement by Property Manager (or by a replacement property manager approved by Collateral Agent (a) in its reasonable discretion in the case of (i) a Person which is not an Affiliate of Borrower or (ii) an Affiliate of Borrower, Recourse Guarantor, or an Approved REIT, provided such Affiliate has entered into a Property Management Agreement with Borrower on substantially the same terms as the Property Management Agreement approved by Collateral Agent as of the Closing Date, and (b) in its sole and absolute discretion in any other case. Any Modifications to any Property Management Agreement shall require Collateral Agent's prior written approval, which may be withheld in Collateral Agent's sole and absolute discretion.

        5.17 Further Assurances. Promptly upon request by Collateral Agent, Borrower shall (and shall cause any of the other Loan Parties to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments Collateral Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents or the Mortgaged Property or other Collateral, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to Senior Lenders the rights granted


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or now or hereafter intended to be granted to Senior Lenders under any Loan
Document or under any other document executed in connection therewith.

        5.18 Scheduled Upgrades. Borrower shall, at it sole cost and expense, complete the capital improvements described on Schedule 5.18 attached hereto (the "Scheduled Upgrades") on or before the one (1) year anniversary of the Closing Date. Borrower shall cause the Scheduled Upgrades to be completed in a good and workmanlike manner, free and clear of any Liens, to the reasonable satisfaction of Collateral Agent.

        5.19 Performance under Material CC&Rs.

               5.19.1 Borrower shall, at its sole cost and expense, promptly and timely perform and observe in all material respects all of the terms, covenants and conditions required to be performed and observed by Borrower under the Material CC&Rs (including, but not limited to, the payment of all assessments and other charges required to be paid under the Material CC&Rs). Borrower shall use reasonable efforts to enforce the Material CC&Rs against the parties thereto and affected thereby and shall not grant any waivers of such Persons' material obligations thereunder without Collateral Agent's prior written consent, which consent shall not be unreasonably withheld. Consent to one amendment, change, waiver, agreement or Modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, waivers, agreements or Modifications.

               5.19.2 If Borrower shall violate any of the covenants specified in SECTION 5.19.1, Borrower grants Collateral Agent the right (but not the obligation), to take any action as may be necessary to prevent or cure any default of Borrower under the Material CC&Rs, and Collateral Agent shall have the right to enter all or any portion of the Mortgaged Property at such times and in such manner as Collateral Agent deems necessary, in order to prevent or to cure any such default. Borrower shall promptly (and in any event within two
(2) Business Days) deliver to Collateral Agent any and all notices of alleged default under the Material CC&Rs received by Borrower from any party thereunder.

               5.19.3 No action or payment taken or made by Collateral Agent to prevent any default by Borrower under the Material CC&Rs shall remove or waive, as between Borrower and Collateral Agent, the Default which occurred hereunder by virtue of the default by Borrower under the Material CC&Rs. All sums actually expended by Collateral Agent in accordance with the terms of this Section 5.19 in order to cure any such default by Borrower under the Material CC&Rs shall be paid by Borrower to Collateral Agent within two (2) Business Days following Collateral Agent's written demand, with interest thereon at the Default Rate if such payment is not received within such two (2) Business Day period.

               5.19.4 Borrower shall, promptly (and in any event within two (2) Business Days) upon obtaining actual knowledge thereof, notify Collateral Agent in writing of the occurrence of any material default by any party under the Material CC&Rs.

               5.19.5 Borrower shall promptly (and in any event within two (2) Business Days) notify Collateral Agent, in writing, upon learning of the institution of any arbitration or legal proceedings involving rights or obligations of Borrower under the Material CC&Rs. Collateral


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Agent shall have the right (but not the obligation) to intervene (at Borrower's expense) in any such arbitration or legal proceedings and be made a party thereto. Borrower shall promptly provide Collateral Agent with a copy of any decision rendered in connection with such arbitration or legal or proceedings.

            5.19.6 Borrower shall promptly execute, acknowledge and deliver to Collateral Agent such instruments as may reasonably be required to permit Collateral Agent (i) to cure any default by Borrower under the Material CC&Rs or
(ii) to take such other action required to enable Collateral Agent to cure or remedy the matter in default. Borrower hereby irrevocably appoints Collateral Agent as its true and lawful attorney-in-fact, coupled with an interest and with full power of substitution, to do, in its name or otherwise, any and all acts and to execute any and all documents (in each case only upon Borrower's failure or refusal to do so) which are necessary to preserve any rights of Borrower under or with respect to the Material CC&Rs, including, without limitation, the right to effectuate any extension or renewal of the Material CC&Rs, or to preserve any rights of Borrower whatsoever in respect of any part of the Material CC&Rs.

        5.20 Title to Shuttles. Borrower shall use reasonable efforts to create and perfect first-priority Liens in favor of Collateral Agent on three (3) of the vehicles described on SCHEDULE 436 within thirty (30) days after the Closing. Such efforts shall include executing and delivering such additional documents, agreements and instruments, and performing such other acts (including seeking required consents from third parties), as are reasonably necessary to create and perfect such Liens.

        5.21 Recordation of Parking Covenants. Borrower shall (a) use reasonable efforts to record or cause to be recorded against the property commonly known as "338 South Hill Street, Los Angeles", a covenant substantially in the form of the 338 S. Hill Covenant within thirty (30) days after the Closing, and (b) in the event that Borrower is unable to cause such covenant to be so recorded within such period, Makers shall use reasonable efforts to cause the number of parking spaces which burden the Mortgaged Property pursuant to the 444. S. Flower Covenant to be reduced by ninety-seven (97) spaces, and to evidence such reduction as a matter of record, within ninety (90) days after the Closing (or such longer period as Collateral Agent may allow).

        5.22 Cost Sharing Agreement. Borrower shall deliver to Collateral Agent, within sixty (60) days after the Closing, a fully-executed and enforceable written agreement between Borrower and North Tower Owner, in form and substance satisfactory to Collateral Agent, setting forth the agreement by such parties to share the common area operating expenses with respect to the Common Areas (as defined in the REA) and the X-2 Garage in the manner and according to the percentages set forth in the North Tower Owner Estoppel.

        5.23 Asbestos Survey. Borrower shall cause an asbestos survey to be performed with respect to the Mortgaged Property not later than ninety (90) days after the Closing, and shall, promptly upon the completion thereof, deliver to Collateral Agent copies of all surveys, reports and other materials prepared in connection therewith. In the event that such survey reveals the presence of asbestos or asbestos-containing materials at the Mortgaged Property, Borrower shall cause an operation and maintenance plan to be prepared with respect thereto, which operation and maintenance plan shall be subject to the review and approval of Collateral Agent in its sole



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and absolute discretion (such plan, if approved by Collateral Agent, an
"Approved O&M Plan"). Borrower shall at all times operate the Mortgaged Property in compliance with any Approved O&M Plan.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

        Borrower hereby covenants and agrees that, so long as any portion of the Senior Obligations shall remain unpaid or unsatisfied, unless Collateral Agent, in its sole and absolute discretion, waives compliance in writing:

        6.1 Limitation on Liens. Borrower shall not, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of the Mortgaged Property, whether now owned or hereafter acquired, other than the following:

            6.1.1 the Permitted Liens; and

            6.1.2 any Lien created under any Loan Document; and

            6.1.3 Liens expressly permitted pursuant to SECTION 6.5.3.

        6.2 Disposition of Assets. Neither Borrower nor Member of Borrower shall, directly or indirectly, effect or permit any Disposition (whether in one or a series of transactions) of any portion of the Collateral, except as otherwise expressly permitted by the Senior Loan Documents and except for the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment.

        6.3 Consolidations and Mergers. Neither Borrower nor Member of Borrower shall dissolve or terminate, or merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its Assets (whether now owned or hereafter acquired), to or in favor of any Person.

        6.4 Loans and Investments. Neither Borrower nor Member of Borrower shall purchase or acquire or make any commitment therefor, any capital stock, equity interest, all or substantially all of the assets of, or any obligations or other securities of, or any interest in, any Person, except as contemplated by this Agreement. Neither Borrower nor Member of Borrower shall make any advance in the nature of Indebtedness and not in the Ordinary Course of Business, loan, extension of credit or capital contribution to or any other investment in, any Person (except for capital contributions from Mezzanine Maker to Borrower), except for tenant improvement allowances and other tenant concessions made pursuant to Leases approved or deemed approved by Collateral Agent in accordance with the Loan Documents.

        6.5 Limitation on Indebtedness. Neither Borrower nor Member of Borrower shall create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:


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            6.5.1 Borrower may incur the Senior Obligations pursuant to this
Agreement and the Junior Obligations pursuant to the Note Purchase Documents;

            6.5.2 Borrower may incur Indebtedness in connection with accounts payable to unsecured trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) customarily payable within sixty (60) days and incurred in the Ordinary Course of Business of Borrower in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP; provided that, without the approval of Collateral Agent, no single trade creditor shall be owed trade debt in excess of Two Hundred Fifty Thousand Dollars ($250,000), and the aggregate amount of trade debt outstanding shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000);

            6.5.3 Borrower shall be permitted to enter into lease financing arrangements with respect to the Mortgaged Property; provided, however, that no such financings shall give rise to any lien on the Mortgaged Property (except for a Lien on the equipment or fixtures leased), and Borrower shall not incur lease financing obligations that, in the aggregate, exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00).

            6.5.4 Borrower may incur Indebtedness incurred in respect of the Liens permitted under SECTION 6.1;

            6.5.5 Borrower may incur Indebtedness in the form of tenant improvement allowances and other leasing concessions pursuant to Leases approved or deemed approved under the Loan Documents; and

            6.5.6 Member of Borrower may incur (a) the Junior Obligations pursuant to the Note Purchase Documents, and (b) trade payables in an amount not to exceed Twenty-Five Thousand Dollars ($25,000) in the aggregate in any calendar year.

        6.6 Transactions with Affiliates. Neither Borrower nor Member of Borrower shall enter into any transaction with any Affiliate of Borrower, except
(A) as expressly permitted by this Agreement (including the Property Management Agreement and the Guaranties) or (B) in the case of Borrower, in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of Borrower; in each case (A) and (B), upon fair and reasonable terms no less favorable to Borrower or Member of Borrower than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of Borrower or Member of Borrower.

        6.7 Use of Proceeds. Borrower shall not use any portion of the Senior Loan proceeds, directly or indirectly, (A) to purchase or carry Margin Stock,
(B) to repay or otherwise refinance indebtedness of Borrower or others incurred to purchase or carry Margin Stock, (C) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (D) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

        6.8 Contingent Obligations. Neither Borrower nor Member shall create, incur, assume or suffer to exist any Contingent Obligations (other than those created by the Loan Documents).


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        6.9 Lease Obligations. Borrower shall not enter into any Leases other than the Leases entered into after the date hereof in accordance with the terms of this Agreement and the Senior Mortgage.

        6.10 Reserved.

        6.11 Maintenance of Organizational Documents. Neither Borrower nor Member shall Modify any of its Organizational Documents (except as may be necessary in connection with a Permitted Transfer and, in such case, only upon approval by Collateral Agent of any such Modification).

        6.12 Property Management Agreement; Parking Agreement. Borrower shall not Modify the Property Management Agreement without the prior written consent of Collateral Agent. Borrower shall not permit Property Manager to Modify the Parking Agreement without the prior written consent of Collateral Agent.

        6.13 No Transfer.

            6.13.1 Borrower acknowledges that, in making the Senior Loan, Senior Lenders have relied to a material extent upon the particular business reputation, expertise, creditworthiness, and individual net worth of Borrower and all of the other persons, partnerships, trusts, corporations or other entities who have a direct or indirect interest in Borrower and upon the continuing interest which such persons, partnerships, trusts, corporations or other entities, as owners of direct or indirect interests in Borrower, will have in the Mortgaged Property. An Event of Default shall occur hereunder, and Collateral Agent shall have the right, in its sole and absolute discretion, to declare the principal and interest under the Senior Notes and all sums provided herein immediately due and payable if, without the prior written consent of Collateral Agent, there is (A) directly and indirectly, any lease of the entire property for more than one year, or, except as expressly permitted by the Senior Loan Documents, any sale, transfer, assignment, agreement for deed, conveyance, hypothecation or encumbrance, whether voluntary or involuntary, of all or part of any Mortgaged Property or any interest therein, or (B) any sale, transfer, assignment, pledge, hypothecation, or encumbrance of any of the direct or indirect Equity Interest in Borrower or Member, or (C) a seizure of any Mortgaged Property or any portion thereof, or attachment of any Lien on any Mortgaged Property (other than a Permitted Lien) or any portion thereof, whether voluntary or involuntary, which Lien has not been removed or bonded over to Collateral Agent's sole satisfaction within sixty (60) days of such attachment (each of the events described in clauses (A) through and including (C) above are referred to hereinafter as a "Transfer"). Without limiting the foregoing, at all times, (i) Mezzanine Maker shall own, directly, all of the Equity Interests in Mortgage Maker; and (ii) MP-WFC Holdings and MP-Bunker Hill shall own, directly, all of the Equity Interests in Mezzanine Maker.

            6.13.2 Notwithstanding the provisions of SECTION 6.13.1, subject to satisfying each of the conditions set forth in SECTION 6.13.3, the owners of the direct and indirect Equity Interests in Member of Borrower may Transfer their respective direct and indirect Equity Interests in Member of Borrower to an Approved REIT (a "Permitted Transfer").



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            6.13.3 The Transfer described in SECTION 6.13.2 above shall only be permitted in the event each of the following conditions precedent have been fully satisfied to Collateral Agent's satisfaction:

                (A) Borrower shall have given Collateral Agent not less than thirty (30) days prior written notice of the proposed Transfer;

                (B) At the time of the proposed Transfer, Borrower, Guarantors and Pledgors shall have ratified and reaffirmed their respective obligations under the applicable Loan Documents (to the extent applicable) in writing in form satisfactory to Collateral Agent in its sole discretion, and the Loan Documents shall be Modified to reflect such changes in reporting requirements applicable to Borrower and the other Loan Parties (including the Approved REIT) as Collateral Agent may reasonably require;

                (C) Collateral Agent shall have received evidence satisfactory to it in its sole and absolute discretion that adequate provisions have been made for the payment of all income, transfer and real property taxes (including any increases in real property ad valorem taxes) arising from a Permitted Transfer to an Approved REIT, and that the payment of such taxes will not cause the occurrence of (1) a Default or Event of Default under the Loan Documents or
(2) a DSCR Cash Sweep Condition;

                (D) No Event of Default shall have occurred and be continuing, and no Default shall then exist under the Loan Documents;

                (E) Collateral Agent shall have had not less than fifteen (15) Business Days to review all Organizational Documents and other material and information which Collateral Agent may request in connection with the formation and capitalization of the proposed transferees and any proposed REIT (including the operating partnership thereof), and all such Organizational Documents and materials shall be acceptable to Collateral Agent in its good faith discretion.

                (F) Each of Borrower and Member of Borrower shall at all times be a Single-Purpose Entity, and

                (G) Unless the Junior Obligations have been unconditionally, irrevocably and indefensibly paid and performed in full, Collateral Agent shall have received such guaranties, pledges, reaffirmations and other agreements and instruments, in form and substance satisfactory to Collateral Agent in its sole and absolute discretion, as Collateral Agent may require in its sole and absolute discretion, together with such opinions of counsel to Makers and the Loan Parties as Collateral Agent may require (in form and substance acceptable to Collateral Agent in its sole and absolute discretion), to assure the existence at all times of a first-priority, perfected security interest in favor of Collateral Agent in one hundred percent (100%) of the Equity Interests in Borrower, Member of Borrower, and any Single Purpose Entity owning, directly or indirectly, Equity Interests in Borrower, subject in each case only to the Permitted Liens.

                    In determining whether a proposed REIT is an Approved REIT, Collateral Agent shall have the right to approve the management structure of the



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        proposed REIT and all offering materials and memoranda, prospectuses,
        SEC filings and other filings and reports provided to any other Governmental Authority or other Person in connection with any public offering of Equity Interests in such proposed REIT. Collateral Agent shall not unreasonably withhold its approval of such matters and, provided that such management structure and any S-11 are not materially different from the draft S-11 dated as of September 3, 2002 (a copy of which has been delivered to Collateral Agent), Collateral Agent shall be deemed to have approved such management structure and S-11 within fifteen (15) Business Days from the date Collateral Agent receives all information concerning such management structure and S-11, as applicable, as may be reasonably requested by Collateral Agent, unless Collateral Agent shall have delivered to Borrower written notice of its disapproval of the same within such 15-Business Day period).

            6.13.4 Notwithstanding the provisions of SECTION 6.13.1, following the consummation of a Permitted Transfer in accordance with the terms and conditions of this SECTION 6.13, the sale, transfer, assignment, pledge, hypothecation, or encumbrance of the direct Equity Interests in (1) the Approved REIT to which the Equity Interests in Borrower were transferred pursuant to this
SECTION 6.13, and (2) the operating partnership of such Approved REIT, shall not constitute a Transfer for the purposes hereof; provided, however, that Robert F. Maguire III shall at all times own and control, directly or indirectly, not less than five percent (5%) of such Equity Interests in such Approved REIT or in the operating partnership thereof. Further, notwithstanding the provisions of
SECTION 6.13.1, the owners of the Non-Maguire Equity Interests may Transfer their respective direct and indirect Equity Interests in MP-Bunker Hill without restriction; provided, however, that (a) at no time shall the Non-Maguire Equity Interests own more than ten and sixty one hundredths percent (10.60%) of the direct and indirect interests in Borrower and (b) at no time shall the owner of any Non-Maguire Equity Interests possess, directly or indirectly, the power to direct or cause the direction of the management and policies of MP-Bunker Hill or any other Loan Party.

            6.13.5 Consent to a Transfer or, except as otherwise expressly provided herein, consent to any other event requiring consent in accordance with this SECTION 6.13 shall be granted or withheld in Collateral Agent's sole and absolute discretion and, if granted, shall not constitute a waiver of the requirement of Collateral Agent's consent for subsequent Transfers or other events. Any Transfer not expressly permitted under this SECTION 6.13 shall be deemed void. No Permitted Transfer permitted hereunder or otherwise permitted by Collateral Agent shall release Borrower, Guarantor or any Pledgor from any liability, if any, hereunder, or under the Senior Loan Documents. Borrower shall immediately give written notice to Collateral Agent of any transaction or event that might give rise to a Transfer.

        6.14 Accounting Changes. Neither Borrower nor Member shall make any material change in accounting treatment or reporting practices, except as required by GAAP, nor shall Borrower or Member of Borrower change their respective fiscal years.

        6.15 Performance under Material CC&Rs. Borrower shall not (except as required hereunder), without Collateral Agent's prior written consent, Modify, terminate, forfeit, or suffer or permit the Modification, termination or forfeiture of, the Material CC&Rs.



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                                   ARTICLE VII

                                EVENTS OF DEFAULT

        7.1 Event of Default. Any of the following shall constitute an "Event of Default":

            7.1.1 Payment of Obligations.

                  (A) Borrower shall fail to make any scheduled payment required hereunder (including, without limitation, any payment of interest or principal under SECTION 2.8) as and when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise, and such failure shall continue for a period of ten (10) days (provided, that failure to pay all outstanding Senior Obligations at the Maturity Date shall immediately constitute an Event of Default hereunder); or

                  (B) Borrower shall fail to make any payment in respect of all or any portion of the Senior Obligations (other than the Senior Obligations covered under SECTION 7.1.1(A) above) as and when the same shall become due and payable, and such failure shall continue for a period of ten (10) days following written notice from Collateral Agent; or

        7.1.2 Representation or Warranty. Any representation or warranty by or on behalf of Borrower or any other Loan Party made or deemed made herein or in any Loan Document, or which is contained in any certificate, document or financial or other statement by Borrower or any other Loan Party, or their respective Responsible Officers, furnished at any time under this Agreement, or in or under any Loan Document, shall prove to have been inaccurate in any material respect on or as of the date made (provided however, that so long as such representation or warranty was made without Knowledge of such inaccuracy on the part of Borrower or any other Loan Party, and so long as such inaccuracy does not result in a Material Adverse Effect with respect to Borrower or any Loan Party (or would not have resulted in a Material Adverse Effect with respect to Borrower or any Loan Party at the time such representation or warranty was made), Borrower shall have fifteen (15) days from the date that Borrower or any Loan Party obtains knowledge (or should have obtained knowledge) of such inaccuracy to cause such representation or warranty to be accurate in all material respects as made; or

            7.1.3. Specific Defaults. Borrower or Member, as applicable fails to perform or observe any term, covenant or agreement contained in SECTIONS 2.14.9, 5.5.5, 5.5.6, 5.7, 6.2, 6.3, 6.11, 6.13 or 6.14; or

            7.1.4 Other Defaults. Borrower or any other Loan Party fails to perform or observe any other term, covenant or agreement contained in this Agreement or any other Senior Loan Document, and such default shall continue unremedied beyond the cure period specified in such Loan Document, or, if no such cure period is specified, for a period of thirty (30) calendar days following written notice thereof is given to Borrower by Collateral Agent; provided, however, if such default arises solely as a result of a default by Borrower or any other Loan Party in the performance of a non-monetary Obligation and a cure of such default cannot reasonably be effected within such 30-day period despite such Person's diligence in prosecuting such cure, then, provided such Person commences cure within said 30-day period and diligently prosecutes



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said cure to completion, the cure period provided hereunder shall be extended to such time as may be reasonably necessary to cure the default, which, in any event, shall not exceed ninety (90) days from the date of the giving of such notice; or

            7.1.5 Insolvency; Voluntary Proceedings. Borrower or any other Loan Party (A) is or becomes Insolvent; (B) voluntarily ceases to conduct its business in the Ordinary Course of Business; (C) commences any Insolvency Proceeding with respect to itself; or (D) takes any action to effectuate or authorize any of the foregoing; or

            7.1.6 Involuntary Proceedings.

                  (A) Any involuntary Insolvency Proceeding is commenced or filed against Borrower or any other Loan Party or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of Borrower's or any other Loan Party's Assets and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within ninety (90) days after commencement, filing or levy; or

                  (B) Borrower or any other Loan Party admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or

                  (C) Borrower or any other Loan Party acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator (or agent therefor), or other similar Person for itself or a substantial portion of its Assets or business; or

            7.1.7 Collateral. Any Senior Collateral Document shall for any reason cease to be valid and binding on or enforceable or create the security interest it purports to create against Borrower or any other Loan Party or any Senior Collateral is transferred or assigned in breach of the terms of the Senior Collateral Documents; or

            7.1.8 Laws Affecting Obligations and Indebtedness. If, subsequent to the date of this Agreement, any Governmental Authority in which any of the Mortgaged Property is located passes any law (A) rendering payment of the Indebtedness and/or performance of the Senior Obligations by Borrower or any other Loan Party unlawful, or (B) prohibiting Collateral Agent from exercising any of its essential rights and remedies under this Agreement or the Senior Collateral Documents; or

            7.1.9 Judgment. If a final judgment for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) shall be rendered against Borrower or Member and the same shall not be transferred to the security of a bond or shall remain unpaid for a period of sixty (60) consecutive days after the same becomes final and non-appealable during which period execution shall not be effectively stayed; or

            7.1.10 Dissolution or Termination. The dissolution, liquidation, or termination of Borrower or any Loan Party (except as permitted by Collateral Agent in connection with the consummation of a Permitted Transfer in accordance with SECTION 6.13); or


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            7.1.11 Cross-Default. An "Event of Default" occurs under the Note
Purchase Documents; or

            7.1.12 Default Under Other Mortgage. If the beneficiary of any junior mortgage (including the Junior Mortgage) or any other lien on any Mortgaged Property (without hereby implying Collateral Agent's consent to any such junior mortgage or lien other than the Junior Mortgage) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder, or if a default exists and is continuing beyond any applicable grace or cure period under any other mortgage or lien on any Mortgaged Property. Notwithstanding anything herein to the contrary, the filing of a foreclosure proceeding or suit to collect the debt secured by any such mortgage or lien shall immediately constitute an Event of Default hereunder; or

            7.1.13 Other Real Estate. If Borrower owns real estate other than the Mortgaged Property; or

            7.1.14 Separateness Covenants. If Borrower or Member shall cease to be a Single-Purpose Entity; or

            7.1.15 Debt Service Coverage. If the Mortgaged Property shall fail at any time to achieve a Debt Service Coverage Ratio of not less than 1.10:1, which Debt Service Coverage Ratio shall be calculated on the basis of Net Operating Income and actual Debt Service for the consecutive three (3) Loan Months immediately preceding the date of determination; or

            7.1.16 Concerning Recourse Guarantor. (A) The death, incapacitation or disability of Recourse Guarantor and the failure by Borrower to provide a replacement Recourse Guarantor acceptable to Collateral Agent in Collateral Agent's sole and absolute discretion within sixty (60) days from the date of such death, incapacitation or disability, or (B) the failure by Recourse Guarantor at any time to maintain a net worth (as determined by Collateral Agent in its sole and absolute discretion) of at least $50,000,000.00, or (C) in the event that a Permitted Transfer has been consummated in accordance with SECTION
6.13.2 above, the failure of Recourse Guarantor at any time to own, directly or indirectly, at least five percent (5%) of the Equity Interests of the Approved REIT (taking into account Recourse Guarantor's ownership of the Equity Interests in both the Approved REIT and the operating partnership thereof).

        7.2 Remedies. If any Event of Default occurs, Collateral Agent, on behalf of Senior Lenders, may:

            7.2.1 declare the unpaid principal amount of the Senior Loan, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Senior Loan Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower; and

            7.2.2 exercise any and all remedies available to it under the Senior Mortgage, including the powers of sale contained therein;

            7.2.3 make demand under the Senior Recourse Guaranty upon and subject to the terms thereof; and


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            7.2.4 exercise all rights and remedies available to it under the
Senior Loan Documents or applicable law and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Collateral Agent.

        7.3 Rights to Cure. If Borrower or any other Person fails to make any payment or to do any act as and in the manner provided in this Agreement or any of the other Senior Loan Documents, then Collateral Agent, in its sole and absolute discretion, without obligation to do so and without notice to or demand upon Borrower and without releasing Borrower from any obligation, may make or do the same in such manner and to such extent as it may deem necessary to protect the Senior Collateral. Borrower shall, within two (2) Business Days following demand therefor by Collateral Agent, pay all costs and expenses incurred by Collateral Agent in connection with the exercise by Collateral Agent of the foregoing right, including costs of evidence of title, court costs, appraisals, surveys and attorneys' fees.

        7.4 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

        7.5 Collateral Agent's Powers. Collateral Agent, without affecting the liability of any Person liable for the payment of any Obligation herein mentioned (other than any Person expressly released from liability), and without affecting the Liens or charges of the Collateral Documents upon any of the security encumbered thereby or any other security instrument given as security for the Loan upon any portion of the security encumbered thereby not then or theretofore released as security for the full amount of all unpaid Obligations, may, from time to time and without notice (i) release any Person so liable, (ii) extend the maturity or alter any of the terms of any such Obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Senior Lenders' option any portion or all of the security for the Loan, (v) take or release any other or additional security for any Obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto, or (vii) advance additional funds to protect the security hereof and pay or discharge the obligations of Borrower hereunder or under the other Loan Documents, and all amounts so advanced shall be deemed to be part of the Principal Balance, and with interest thereon as provided in the Notes and secured by the Collateral Documents. As between Collateral Agent and Senior Lenders, all such actions under this Section shall be subject to the terms of any Agency Agreement.

                                  ARTICLE VIII

                    COLLATERAL AGENT AND ADMINISTRATIVE AGENT

        8.1 Appointment. Deutsche Bank AG New York Branch is hereby appointed Administrative Agent and Collateral Agent hereunder and under the other Loan Documents and each Senior Lender hereby authorizes Administrative Agent and Collateral Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Administrative Agent and Collateral Agent agree to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Article VIII



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are solely for the benefit of Administrative Agent, Collateral Agent, and Senior
Lenders and Borrower shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, Administrative Agent shall act solely as an agent of Senior Lenders and Collateral Agent shall act solely as Collateral Agent for Holders and neither Collateral Agent nor Administrative Agent assume nor shall be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any other Loan Party. The Collateral Agent for the Senior Loan Documents and the Note Purchase Documents shall at all times be the same Person.

        8.2 Undivided Interest and Committed Share, Etc.

            8.2.1 Upon the terms and provisions and subject to the conditions contained in this Article, the Senior Lenders agree that (a) subject to the terms of any applicable Agency Agreement, Administrative Agent, on behalf of Senior Lenders, collectively, shall have an undivided fractional interest in the amount of the Senior Lenders' Aggregate Pro Rata Share in all sums collected by Collateral Agent in respect of the Loan and the other Senior Obligations under the Loan Documents, any Collateral, and the rights, powers, privileges, remedies and interests of Collateral Agent in and to the Loan Documents, as well as the risks, liabilities and expenses related thereto; and (b) each Senior Lender has an undivided interest in the amount of its respective Pro Rata Share, from time to time, in the Senior Loan, the other Senior Obligations, the Senior Collateral, and the rights, powers, privileges, remedies and interests of Senior Lenders related thereto, as well as the risks, liabilities and expenses related thereto.

            8.2.2 Administrative Agent will mark its books and records to reflect the respective interests of Senior Lenders, all payments received from and made to each Senior Lender from time to time pursuant to this Agreement may be recorded by Administrative Agent, and such records shall be presumptively correct as to the existence and amounts thereof absent manifest error.

        8.3 Powers; General Immunity.

            8.3.1 Duties Specified. Each Senior Lender irrevocably authorizes Collateral Agent and Administrative Agent to take such action on such Senior Lender's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to Collateral Agent and Administrative Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Collateral Agent and Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement, and the other Loan Documents and they may perform such duties by or through their agents or employees. Collateral Agent and Administrative Agent shall not have, by reason of this Agreement, any applicable Agency Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Senior Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Collateral Agent and Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.


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            8.3.2 No Responsibility for Certain Matters. Collateral Agent and
Administrative Agent shall not be responsible to any Senior Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Collateral Agent or Administrative Agent to Senior Lenders or by or on behalf of Borrower to Collateral Agent and Administrative Agent or any Senior Lender in connection with the Senior Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Person liable for the payment of any Obligations, nor shall Collateral Agent or Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loan or as to the existence or possible existence of any Default or Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Collateral Agent and Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loan.

            8.3.3 Exculpatory Provisions. Neither Collateral Agent, Administrative Agent, nor any of their officers, directors, employees or agents shall be liable to Senior Lenders for any action taken or omitted by them under or in connection with any of the Loan Documents except to the extent caused by their own gross negligence or willful misconduct. If Collateral Agent or Administrative Agent shall request instructions from Senior Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, Collateral Agent and Administrative Agent shall be entitled to refrain from such act or taking such action unless and until Collateral Agent and Administrative Agent shall have received instructions from Requisite Holders. Without prejudice to the generality of the foregoing, (i) Collateral Agent and Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and the other Loan Parties), accountants, experts and other professional advisors selected by it; and (ii) no Senior Lender shall have any right of action whatsoever against Collateral Agent or Administrative Agent as a result of such Person acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Holders. Collateral Agent or Administrative Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement, any applicable Agency Agreement, or any of the other Loan Documents unless and until they have obtained the instructions of Requisite Holders.

            8.3.4 Collateral Agent and Administrative Agent Entitled to Act as Holder. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Collateral Agent or Administrative Agent in their individual capacity as a Holder. With respect to their participation in the Loan, Collateral Agent and Administrative Agent shall have the same rights and powers hereunder as any other Holder and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Holder" or "Holders" or any similar term shall, unless the context clearly otherwise indicates, shall include Collateral Agent and Administrative Agent in their


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individual capacity. Collateral Agent and Administrative Agent and their
Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any other Loan Party as if they were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement and otherwise without having to account for the same to Senior Lenders.

        8.4 Collection and Distribution.

            8.4.1 Except as otherwise provided in this Article or any applicable Agency Agreement, Senior Lenders collectively, acting through Administrative Agent, shall be entitled from time to time to a share of all payments of principal, interest, and other amounts received in respect of the Senior Obligations, as well as the net proceeds from all Collateral. With respect to any such sums payable to Senior Lenders (through Administrative Agent) subject to the terms of any applicable Agency Agreement, each individual Senior Lender shall be entitled at any particular time to: (i) its Pro Rata Share of all principal payments allocable to the Senior Loan to which any voluntary or mandatory payments or prepayments are to be applied; (ii) its Pro Rata Share of interest paid with respect to the Senior Loan; (iii) its Pro Rata Share of all net proceeds and other amounts received from the Collateral following acceleration of the Loans and allocable to the Senior Loan; and (iv) its Pro Rata Share of all other amounts received in respect of the Senior Obligations.

            8.4.2 Notwithstanding the provisions of SECTION 8.4.1, above, except to the extent expressly provided in any applicable Agency Agreement, no other Senior Lender shall be entitled to any share of: (i) any and all agency, advisory, administrative or other fees payable to Administrative Agent or its Affiliates pursuant to the fee letter agreements, if any, between Borrower and Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, or their Affiliates, executed in conjunction with the Loan, as the same may be supplemented, modified, amended, restated or replaced from time to time; and
(ii) any payment, reimbursement or other indemnity to Administrative Agent or any other indemnified person under this Agreement or any other Loan Document with respect to any claims, liabilities, losses or expenses not theretofore funded by the claiming Senior Lender(s). Furthermore, except as otherwise provided in this Article and in any applicable Agency Agreement, any payment received in respect of Borrower's obligation (if any) to reimburse the Senior Lenders for certain increased costs and reduced receipts under SECTION 2.5.1 of this Agreement, as well as any net proceeds from Collateral to be applied to such Obligations, shall be shared by the Senior Lenders in proportion to their respective increased costs and reduced receipts.

            8.4.3 Except as otherwise provided in this Article, Collateral Agent shall receive all payments of principal, interest, and other distributable amounts in respect of the Obligations, all net proceeds realized from the Collateral and all amounts received by the Holders and delivered to Collateral Agent pursuant to the provisions of this Article and any applicable Agency Agreement, and Collateral Agent shall hold each such amount in an account for the benefit of all of the Holders until distributed to Administrative Agent (for distribution to Senior Lenders provided herein) and Purchaser. As soon as practicable after each such receipt from Collateral Agent, Administrative Agent shall determine the respective amounts to be distributed and promptly thereafter shall credit to itself the amount to which it is entitled and wire the



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amounts to which the other Senior Lenders are entitled to them in accordance with such subsequent written instruction as a Senior Lender from time to time may deliver to Administrative Agent.

        8.5 Representations and Warranties. No Responsibility For Appraisal of Creditworthiness. Each Senior Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower and the other Loan Parties in connection with the making of the Loan hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower and the other Loan Parties. Collateral Agent and Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Senior Lenders or to provide any Senior Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Senior Loan or at any time or times thereafter, and Collateral Agent and Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Senior Lenders.

        8.6 Right to Indemnity. Each Senior Lender, in proportion to its Aggregate Pro Rata Share, severally agrees to indemnify Collateral Agent, and in proportion to its Pro Rata Share, severally agrees to indemnify Administrative Agent, to the extent that they shall not have been reimbursed by Borrower, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Collateral Agent and Administrative Agent, respectively, in performing their duties hereunder or under the other Loan Documents or otherwise in their respective capacities as Collateral Agent and Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided, however, that Senior Lenders, collectively and individually, shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of Collateral Agent or Administrative Agent. If any indemnity furnished to Collateral Agent or Administrative Agent for any purpose shall, in their respective opinions, be insufficient or become impaired, Collateral Agent or Administrative Agent, as applicable, may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

        8.7 Successor Administrative Agent. Administrative Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Senior Lenders and Borrower, and Administrative Agent may be removed at any time with cause (as described in any applicable Agency Agreement) by an instrument or concurrent instruments in writing delivered to Borrower and Administrative Agent and signed by Requisite Holders. Upon any such notice of resignation or any such removal, Requisite Holders shall have the right, upon five (5) Business Days' notice to Borrower, to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal


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hereunder as Administrative Agent, the provisions of this ARTICLE VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. The Fees paid by Borrower to Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, or their Affiliates, pursuant to this Agreement have been fully earned by such Person and such Person shall have no obligation to pay any portion thereof to any other Senior Lender or to any successor Administrative Agent under this Agreement whether or not Deutsche Bank AG New York Branch resigns as Administrative Agent or is removed as Administrative Agent. Subject to the last sentence of SECTION 8.1, the applicable Agency Agreement shall provide for the terms of succession with respect to Collateral Agent; provided, however, any successor Collateral Agent shall have an office in the United States and shall have adequate capability in the United States to perform the functions of Collateral Agent hereunder, as determined by the Holders in their good faith discretion.

        8.8 Amendments to Agreements Among Senior Lenders and Among Senior Lenders and Administrative Agent. Notwithstanding any other provisions of this Agreement to the contrary, Collateral Agent, Administrative Agent and the Senior Lenders may enter into any Agency Agreements or other agreement with respect to the Loan that they determine to be appropriate and may amend the provisions of this ARTICLE VIII and any other provision of this Agreement or any applicable Agency Agreement that governs the relationship and rights among the Senior Lenders and/or the relationship and rights among the Senior Lenders, Collateral Agent, and Administrative Agent or amend any other related agreement, including, but not limited to, any Assumption Agreement without notice to Borrower and without the consent of Borrower.

                                   ARTICLE IX

                                  MISCELLANEOUS

        9.1 Assignments and Participations in Loans.

            9.1.1 General. Each Senior Lender shall have the right at any time to (A) sell, assign, transfer, pledge, hypothecate, or collaterally assign to any Eligible Assignee, (B) to vote on any actions to be taken by Administrative Agent or Collateral Agent to the extent provided in any Agency Agreement or separate agreements between Senior Lenders and Administrative Agent and/or Collateral Agent, and (C) sell participations to any Person in, all or any part of the Senior Loan made by it or any other interest herein or in any other Senior Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Borrower, require Borrower to file a registration statement with the SEC or apply to qualify such sale, transfer or participation under the securities laws of any state; and provided further that no such sale, assignment, transfer, foreclosure under any pledge or hypothecation, or realization upon any collateral assignment described in clause
(A) above shall be effective unless and until an assignment and/or assumption agreement in form and substance satisfactory to Collateral Agent (an "Assumption Agreement") effecting such sale, assignment, transfer, foreclosure or realization shall have been accepted by Administrative Agent. Except as otherwise provided in this SECTION 9.1, no Senior Lender shall, as between Borrower and such Senior Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer, pledge, hypothecation, or collateral assignment of, or any granting of participations in, all or any part of



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the Senior Loan or other Senior Obligations owed to such Senior Lender. Borrower acknowledges that Senior Lenders' voting rights are matters between and among Collateral Agent, Administrative Agent and Senior Lenders, Borrower has no rights, as a third party beneficiary or otherwise, to intervene with respect thereto, and Collateral Agent and Administrative Agent, subject to their obligations under the Loan Documents, are free to act in accordance with any such vote.

            9.1.2 Assignments.

                  (A) Amounts and Terms of Assignments. The Senior Loan or any portion of the Senior Loan may (i) be assigned in any amount to another Senior Lender with the giving of notice to Borrower and Administrative Agent or to an Affiliate of the assigning Senior Lender or another Senior Lender with notice to Borrower and the consent of Administrative Agent (which consent shall not be unreasonably withheld if such Affiliate is an Eligible Assignee); or (ii) be assigned in an aggregate amount of not less than One Million Dollars ($1,000,000) (or such lesser amount as shall constitute the aggregate amount of the Senior Loan and other Senior Obligations of the assigning Senior Lender) to any other Eligible Assignee with the giving of notice to Borrower and with the consent of Administrative Agent (which consent of Administrative Agent shall not be unreasonably withheld). To the extent of any such assignment in accordance with either clause (i) or (ii) above, the assigning Senior Lender shall be relieved of its obligations with respect to portion of the Senior Loan or other Senior Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance, an Assumption Agreement, together with a processing fee of Five Thousand Dollars ($5,000) and such forms, certificates or other evidence, if any, with respect to federal income tax withholding matters as the assignee under such Assumption Agreement may be required to deliver to Administrative Agent pursuant hereto. Upon such execution, delivery and acceptance from and after the effective date specified in such Assumption Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assumption Agreement, shall have the rights and obligations of a Senior Lender hereunder and (z) the assigning Senior Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assumption Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assumption Agreement covering all or the remaining portion of an assigning Senior Lender's rights and obligations under this Agreement, such Senior Lender shall cease to be a party hereto). If any such assignment occurs after the issuance of the Senior Notes hereunder, the assigning Senior Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Senior Note to Administrative Agent for cancellation, and thereupon Borrower shall issue new Replacement Notes if so requested by Administrative Agent, the assignee and/or the assigning Senior Lender, to the assignee and/or to the assigning Senior Lender to reflect the outstanding portion of the Senior Loan of the assignee and/or the assigning Senior Lender.

                  (B) Assignment to Trust. Borrower hereby irrevocably consents to the sale, assignment or other transfer by Senior Lenders of Senior Notes evidencing the entire Senior Loan Amount to any Affiliate of Senior Lenders or Collateral Agent, including one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity for purposes of securitizing the


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Senior Loan or otherwise effecting a Subsequent Market Transaction. Upon any such sale, assignment or other transfer, the transferring Senior Lender shall have no obligations under this Agreement and shall cease to be a party hereto. The principal amount and interest rate under such Senior Notes and the terms pursuant to which any sums collected or allocated in respect thereto pursuant to this Agreement and any applicable Agency Agreement by or among the Senior Lenders or the Holders, shall be determined exclusively, by the Senior Lender Parties, as applicable, and Borrower shall (i) have no rights to approve any such actions; and (ii) shall cooperate in implementing any such Modifications (including by executing any Replacement Notes consistent with the terms of this Agreement as set forth in SECTION 9.1.5 below); provided, however, in no event shall Borrower be required to Modify the Senior Notes or any other Senior Loan Document in a manner contrary to the provisions of clauses (i)-(v) of SECTION
9.1.5 or in a manner which would increase the amount of interest due, collectively, under the Senior Notes beyond the Applicable Interest Rate or the amount of any Fees.

                  (C) Acceptance by Administrative Agent. Upon its receipt of an Assumption Agreement executed by an assigning Senior Lender and an assignee representing that it is an Eligible Assignee, together with the processing fee referred to above and any forms, certificates or other evidence with respect to federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent, Administrative Agent shall, if such Assumption Agreement has been completed above and if Administrative Agent has consented to the assignment evidenced thereby to the extent such consent is required above,
(a) accept such Assumption Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), and (b) give prompt notice thereof to Borrower. Administrative Agent shall maintain a copy of each Assumption Agreement delivered to and accepted by it as provided in this Section.

            9.1.3 Participations. Any Senior Lender may at any time sell to one or more Persons (a "Participant") participating interests in the Loan and the other interests of such Senior Lender hereunder and under the other Loan Documents; provided, however, that (i) the Senior Lender's obligations under this Agreement shall remain unchanged, (ii) the Senior Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower shall continue to deal solely and directly with Collateral Agent (and, as applicable, Senior Lender) in connection with the Senior Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) the Participant shall, together with the Senior Lender, be entitled to the protections of SECTION 9.1 as though it were also a "Senior Lender" hereunder, and (v) no Senior Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any Note in which such Participant is participating, or reduce the rate or extend the time of payment of interest thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in the Loan shall be permitted without the consent of any Participant if the Participant's participation is not increased as a result thereof), (y) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement or (z) release all or substantially all of the Collateral supporting the Loans in which such Participant


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is participating. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Loan Documents (the Participant's rights against such Senior Lender in respect of such participation to be those set forth in the agreement executed by such Senior Lender in favor of the Participant relating thereto) and all amounts payable by Borrower hereunder shall be determined as if such Senior Lender had not sold such participation.

            9.1.4 Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this Section, any Senior Lender may assign and pledge all or any portion of its Senior Loan, the other Senior Obligations owed to such Senior Lender, and its Note(s) to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Senior Lender shall, as between Borrower and such Senior Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Senior Lender" or be entitled to require the assigning Senior Lender to take or omit to take any action hereunder.

            9.1.5 Borrower Cooperation. Borrower acknowledges that Collateral Agent, Administrative Agent, Senior Lenders and their successors and assigns may effectuate one or more Subsequent Market Transactions, including any combination of the transactions described in SECTIONS 9.1.1 through and including 9.1.4 above. Borrower shall cooperate in good faith with Administrative Agent, Collateral Agent and Senior Lenders in effecting any such Subsequent Market Transactions, at no cost or expense to Borrower, and shall reasonably cooperate in good faith to implement all requirements imposed by any Governmental Authorities or rating agencies in any Subsequent Market Transaction. Such cooperation may include, without limitation, any Modifications to the Loan Documents necessary or appropriate to effect such transactions, as determined in good faith by Collateral Agent, including, without limitation: (A) the issuance of Replacement Notes as provided in this SECTION 9.1; (B) the execution of supplements or amendments of the Mortgages, Guaranties, and other Loan Documents as necessary to reflect that the Senior Obligations guaranteed, secured, or otherwise supported by such instruments guaranty, secure or otherwise support the Senior Obligations evidenced by any issuance of Replacement Notes or other Modifications reasonably necessary to accommodate the Subsequent Market Transaction; (C) delivery of jurats, acknowledgements, and notarizations with respect to any Modified Loan Documents to be recorded or filed with any Governmental Authority, and cooperation in effecting any such recordations or filings; and (E) the execution of such ratifications and acknowledgements from Guarantor and other Loan Parties as may be requested in good faith by Collateral Agent or Senior Lenders to reflect the continuing validity of the Guaranties and Collateral Documents, notwithstanding such Modifications described herein; provided, however, that Borrower shall not be required to Modify any Loan Documents which would (i) increase the Principal Balance, (ii) increase the cumulative interest rate payable under the Notes (subject to the definition of LIBOR-Based Rate), (iii) accelerate the Initial Maturity Date or eliminate or materially modify the right to extend the same, (iv) change the amortization of the principal amount of the Loan, or (v) Modify any other material economic term of the Loan, including, without limitation, the Senior Recourse Obligations. Borrower shall provide such information, and documents relating to Borrower, Guarantor, the Mortgaged Property, and the Collateral as Collateral Agent may reasonably request in connection with such Subsequent Market Transaction. Collateral Agent shall be permitted to share all such information with the



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investment banking firms, rating agencies, accounting firms, law firms and other third party advisory firms involved with the Loan Documents of the applicable Subsequent Market Transaction. Borrower understands that the information provided by Borrower to Collateral Agent may ultimately be incorporated into the offering documents for the Subsequent Market Transaction and thus various investors may also view some or all of such information. Administrative Agent, Collateral Agent and all of the aforesaid third-party advisors and professional firms shall be entitled to rely upon such information, and Borrower indemnifies Administrative Agent and Collateral Agent as to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading. Administrative Agent and Collateral Agent may publicize the existence of the Loan in connection with its marketing for a Subsequent Market Transaction or otherwise as part of its business development.

        9.2 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Administrative Agent, Collateral Agent and Borrower and, to the extent required by any applicable Agency Agreements, Requisite Holders, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

        9.3 Notices. Any notice, approval, demand, statement, request or consent (a "Notice") made hereunder shall be in writing and shall be sent and be deemed given (A) three (3) business days after being sent by registered or certified mail, postage prepaid, return receipt requested, or (B) one (1) business day after the date sent by Federal Express or other nationally recognized overnight courier providing evidence of delivery, or (C) on the day of receipt if delivered by facsimile on a Business Day and received prior to 5:00 p.m. of the recipient's Business Day, if sent to the parties at their respective address, as follows (or to such other address or addresses as Borrower, Collateral Agent, Administrative Agent, or Senior Lenders, as the case may be, shall in like manner designate in writing):

            Borrower:   Maguire Partners--355 S. Grand, LLC
                        555 W. Fifth Street, Suite 5000
                        Los Angeles, California 90013
                        Attn: Robert F. Maguire III and Mark T. Lammas, Esq.
                        Telephone: 213-626-3300
                        Telecopier: 213-533-5100

      with a copy to:   Cox Castle & Nicholson LLP
                        2049 Century Park East, 28th Floor
                        Los Angeles, CA 90067
                        Attn: Douglas P. Snyder, Esq.
                        Telephone: 310-284-2253
                        Telecopier: 310-277-7889




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Administrative Agent/   Deutsche Bank AG New York Branch
  Collateral Agent:     c/o Deutsche Bank Securities Inc.
                        200 Crescent Court, Suite 550
                        Dallas, Texas 75201
                        Attn: Loan Administrator
                        Telephone: (214) 740-7900
                        Telecopier: (214) 740-7910

      with a copy to:   Morrison & Foerster LLP
                        555 West Fifth Street, Suite 3500
                        Los Angeles, California 90013-1024
                        Attn: Donald I. Berger, Esq.
                        (10566-00362)
                        Telephone: (213) 892-5200
                        Telecopier: (213) 892-5454

        9.4 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of Senior Lenders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        9.5 Costs and Expenses. Borrower shall, whether or not the transactions contemplated hereby shall be consummated:

            9.5.1 pay or reimburse Administrative Agent or Collateral Agent within five (5) Business Days after demand for all costs and expenses incurred by Senior Lenders in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any other Loan Document and any other documents prepared in connection herewith or therewith (unless related to effecting a Subsequent Market Transaction), and the consummation of the transactions contemplated hereby and thereby, including the reasonable attorney's fees incurred by Senior Lenders with respect thereto;

            9.5.2 pay or reimburse Administrative Agent or Collateral Agent within five (5) Business Days after demand for all costs and expenses incurred by Senior Lenders in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loan) under this Agreement, any other Loan Document, and any such other documents, including attorney's fees incurred by Senior Lenders; and

            9.5.3 pay or reimburse Administrative Agent or Collateral Agent within five (5) Business Days after demand for all appraisal (including the allocated cost of internal appraisal services), audit, environmental inspection (to the extent otherwise required to be paid by Borrower pursuant to the Loan Documents) and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by Senior Lenders in connection with the matters referred to under SECTIONS 9.5.1 and
9.5.2 of this Section.


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        9.6 Indemnity.

            9.6.1 Obligations. Whether or not the transactions contemplated hereby shall be consummated: Borrower shall pay, indemnify, and hold Collateral Agent, Administrative Agent, Senior Lenders and each of their respective officers, directors, employees, counsel, Affiliates, shareholders, Participants, agents and attorneys-in-fact, and each of such Person's successors and assigns (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including attorney's fees but excluding costs incurred in connection with a Subsequent Market Transaction) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding related to this Agreement or the Loan or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

            9.6.2 Survival; Defense. The obligations in this SECTION 9.6 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's reasonable discretion, at the sole cost and expense of Borrower. All amounts owing under this SECTION
9.6 shall be paid within 30 days after demand.

        9.7 Marshalling; Payments Set Aside. Neither Collateral Agent nor Senior Lenders shall be under any obligation to marshal any assets in favor of Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Senior Lenders, or Collateral Agent or Senior Lenders enforces their Liens or exercises their right of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then to the extent of such recovery the Obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        9.8 Ratable Sharing. Subject to the terms of any applicable Agency Agreement, Senior Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right, including, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Senior Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Senior Lender) which is greater than the proportion received by any other Senior Lender in respect of the Aggregate Amounts Due to such other Senior Lender, then the Senior Lender receiving such proportionately greater payment shall (i) notify Collateral Agent and each other Senior Lender of


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the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Senior Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Senior Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Senior Lender is thereafter recovered from such Senior Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Senior Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights, including by counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

        9.9 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Collateral Agent.

        9.10 Set-off. With the prior written consent of Collateral Agent and the Requisite Holders, Senior Lenders shall be authorized at any time and from time to time, without prior notice to Borrower, any such notice being waived by Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, Senior Lenders to or for the credit or the account of Borrower against any and all Senior Obligations owing to Senior Lenders, now or hereafter existing, irrespective of whether or not Senior Lenders shall have made demand under this Agreement or any other Senior Loan Document and although such Senior Obligations may be contingent or unmatured. Collateral Agent agrees promptly to notify Borrower after any such set-off and application made by Senior Lenders; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Senior Lenders under this SECTION 9.10 are in addition to the other rights and remedies (including other rights of set-off) which Senior Lenders may have. Any sums recovered with respect to such set-off shall be distributed in accordance with any applicable Agency Agreement.

        9.11 Automatic Debits of Fees. With respect to any fee, or any other cost or expense (including attorney's fees) due and payable to Collateral Agent under the Senior Loan Documents, Borrower hereby irrevocably authorizes Collateral Agent to debit any deposit account of Borrower with Collateral Agent in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense incurred hereunder and under the Note Purchase Agreement. Collateral Agent will endeavor to promptly provide Borrower with notice of such debit and the purpose thereof; provided, however, that the failure to give such notice shall not affect the validity of such debit. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in Collateral Agent's sole and absolute discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this SECTION 9.11 shall be deemed a setoff.


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        9.12 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

        9.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

        9.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of Borrower, Collateral Agent, Administrative Agent and Senior Lenders and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Senior Loan Documents. None of Administrative Agent, Collateral Agent or Senior Lenders shall have any obligation to any Person not a party to this Agreement or the other Senior Loan Documents.

        9.15 Time. Time is of the essence as to each term or provision of this Agreement and each of the other Senior Loan Documents.

        9.16 Governing Law and Jurisdiction.

            9.16.1 THIS AGREEMENT AND THE OTHER SENIOR LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE SENIOR LENDERS, ADMINISTRATIVE AGENT AND COLLATERAL AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            9.16.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER, COLLATERAL AGENT, ADMINISTRATIVE AGENT AND EACH SENIOR LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH OF BORROWER, COLLATERAL AGENT, ADMINISTRATIVE AGENT AND EACH SENIOR LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. BORROWER, COLLATERAL AGENT, ADMINISTRATIVE AGENT AND EACH SENIOR LENDER EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.



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        9.17 Waiver of Jury Trial. BORROWER, COLLATERAL AGENT, ADMINISTRATIVE
AGENT AND EACH SENIOR LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER SENIOR LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER, COLLATERAL AGENT, ADMINISTRATIVE AGENT AND EACH SENIOR LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER SENIOR LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER SENIOR LOAN DOCUMENTS.

        9.18 Reserved.

        9.19 Entire Agreement. This Agreement, together with the other Senior Loan Documents, embodies the entire Agreement and understanding among Borrower, Collateral Agent, Administrative Agent and Senior Lenders, and supersedes all prior or contemporaneous Agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Senior Lenders.

        9.20 Interpretation. This Agreement is the result of negotiations between and has been reviewed by counsel to Borrower, Collateral Agent, Administrative Agent and Senior Lenders, and is the product of all parties hereto. Accordingly, this Agreement and the other Senior Loan Documents shall not be construed against Collateral Agent, Administrative Agent or Senior Lenders merely because of Collateral Agent's, Administrative Agent's and Senior Lenders' involvement in the preparation of such documents and agreements.

        9.21 Limitation on Recourse.

            9.21.1 Without impairing the rights, powers, privileges, liens or security interests of Collateral Agent, Administrative Agent and the Senior Lenders pursuant to this Agreement, the Senior Notes or any other documents existing as security for the payment hereof, Senior Lenders agree that, for enforcement of payment of the Senior Notes and for enforcement of Senior Obligations under the Senior Mortgage and the other Senior Loan Documents, it will look solely to the Mortgaged Property as described in the Mortgages and such other Collateral as may now or hereafter be given to secure the payment of the Senior Notes, and no other property or Assets of Borrower or any other Person shall be subject to levy, execution or other enforcement


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procedure for the satisfaction of the remedies of Senior Lenders, or for any payment required to be made under the Senior Notes or under the Senior Mortgage or the Senior Collateral Documents or for the performance of any of the covenants or warranties contained therein or herein; provided, however, Collateral Agent (on behalf of Senior Lenders) may pursue all of its and the Senior Lenders' rights and remedies against the property of Borrower described in the Senior Mortgage and the Senior Collateral Documents, including the Mortgaged Property, to the full extent of such rights and remedies at law or in equity, including all such rights and remedies as set forth in the Senior Mortgage, the Senior Notes and the Senior Collateral Documents.

            9.21.2 The provisions of this SECTION 9.21 shall not affect in any way the validity or enforceability of any Guaranty (whether of payment and/or performance) given to Collateral Agent or any Senior Lender in connection with the Senior Loan or constitute a waiver by Collateral Agent or Senior Lenders of any rights to damages or other monetary relief or any other remedy at law or equity against Borrower by reason of any actual loss, liability, damage, cost or expense (including reasonable attorneys' fees) incurred or to be incurred by Senior Lenders, Administrative Agent or Collateral Agent from any one or more of the following (all such losses, liabilities, damages, costs or expenses, collectively, the "Carve-Out Recourse Obligations"):

                  (A) from Borrower's failure to properly account to Collateral Agent as mortgagee for any proceeds of insurance or awards of condemnation as required by the Senior Mortgage, or from Borrower's failure to apply same in accordance with the terms and provisions of the Senior Loan Documents, or from Borrower's misapplication or misappropriation of condemnation or insurance proceeds, or from Borrower's use without the prior written consent of Collateral Agent of condemnation or insurance proceeds after the occurrence of an Event or Default; or

                  (B) because of Borrower's intentional attempts to interfere with Senior Lenders' validly exercised rights and remedies under the Senior Loan Documents; or

                  (C) because Borrower (1) misappropriates or fails to deposit any Actual Income into the Lockbox Account, or interferes with the transfer of the same to and from the Cash Collateral Account in accordance with the Senior Loan Documents; (2) misappropriates or fails to deposit any cash Security Deposits in the Security Deposit Account or fails to deliver any non-cash Security Deposit to Collateral Agent as required herein, or fails to apply any cash Security Deposit or non-cash Security Deposit in accordance with the terms and conditions of the applicable Lease and the Loan Documents; or (3) fails to apply any sums disbursed from the Leasing Reserve or the Cash Collateral Account in accordance with the Senior Loan Documents; or

                  (D) from Borrower's failure to (1) pay for any loss, liability, damage, cost or expense (including attorneys' fees) incurred by Senior Lenders in connection with any Release in, on, over, under or from the Mortgaged Property of any Hazardous Materials, or (2) perform its obligations pursuant to the terms of the Senior Environmental Indemnity Agreement; or

                  (E) from any fraud, intentional misrepresentation, misstatement and/or omission, or breach of material representation or warranty (including those related to the


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environmental condition of the Mortgaged Property) of Borrower, whether contained in the Senior Loan Documents or other writing delivered to Collateral Agent or Senior Lenders in connection with the Senior Loan; or

                  (F) because of any physical waste (ordinary wear and tear excepted) committed by Borrower with respect to the Mortgaged Property; or

                  (G) because of Borrower's failure to purchase and maintain the insurance required by the terms of the Senior Mortgage; or

                  (H) as a result of Borrower's failure to observe the covenants set forth in SECTION 6.1 (to the extent any unpermitted Liens are voluntarily created by Borrower), SECTION 6.2 (to the extent any such Disposition is voluntary) or SECTION 6.5 (to the extent Borrower voluntarily becomes obligated for such Indebtedness); or

                  (I) from any claims arising from or relating to operating expense audits conducted by or for the benefit of International Business Machines with respect to its past or present occupancy of any portion of the Mortgaged Property pursuant to that certain Lease dated October 1,1982, as amended (including any claims arising from that certain Lease Consulting Inspection Report for Year 1998 prepared for International Business Machines by Deloitte & Touche).

            9.21.3 In addition, in the event (A) Borrower or any Loan Party files any petition or commences any Insolvency Proceeding, or (B) any Insolvency Proceeding is commenced or filing made with respect to Borrower or any Loan Party by (1) any other Loan Party, (2) any Affiliate of Borrower or any Loan Party, or (3) any such Person, or any other Person acting, directly or indirectly, in concert with one or more of the foregoing, then Borrower and Recourse Guarantor shall be personally liable on a full recourse basis for all amounts payable pursuant to the Senior Notes and the other Senior Loan Documents (including, without limitation, the Senior Obligations) and for all losses, costs and expenses of any nature, including reasonable attorneys' fees and disbursements, paid or incurred by Senior Lenders in connection with or arising out of such petition or proceeding (all of the foregoing amounts, losses, costs and expenses, collectively, the "Bankruptcy Recourse Obligations").

            9.21.4 The foregoing limitations on personal liability set forth in
SECTION 9.21.1 shall in no way impair or constitute a waiver of the validity of the Senior Notes, the Indebtedness secured by the Mortgaged Property or the liens on or security interests in the Mortgaged Property or the right of Senior Lenders (or Collateral Agent on behalf of the Senior Lenders), as mortgagee or secured party, to foreclose and/or enforce their rights with respect to the Mortgaged Property after an Event of Default. Nothing herein shall be deemed to be a waiver of any right which Senior Lenders may have under the United States Bankruptcy Code to file a claim for the full amount of the debt owing to Senior Lenders by Borrower or to require that all Mortgaged Property shall continue to secure all of the Indebtedness owing to Senior Lenders in accordance with the Senior Loan Documents. Senior Lenders (through Collateral Agent) may seek a judgment on the Senior Notes (and, if necessary, name Borrower in such suit) as part of judicial proceedings to foreclose under the Senior Mortgage or to foreclose pursuant to any other instrument securing the indebtedness evidenced by the Senior Notes, or as a prerequisite to any


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such foreclosure or to confirm any foreclosure or sale pursuant to power of sale thereunder, and in the event any suit is brought on the Senior Notes, or with respect to any indebtedness evidenced by the Senior Notes or secured by the Senior Mortgage or any judgment rendered in such judicial proceedings, such judgment shall constitute a lien on and will be and can be enforced on and against the Mortgaged Property conveyed by the Senior Mortgage or any such Senior Collateral Documents and the rents, profits, issues, products and proceeds thereof. Nothing herein stated shall impair the right of the Senior Lenders (through Collateral Agent) to accelerate the maturity of the Senior
Notes (or to avail itself of any of its other rights and remedies) upon the occurrence of an Event of Default or under any other instrument securing or evidencing the indebtedness represented by the Senior Notes, nor shall anything herein stated impair or be construed to impair the right of Senior Lenders (through Collateral Agent) to seek personal judgments and all rights and remedies to enforce same allowed by law, jointly and severally against Recourse Guarantor to the extent allowed by the Senior Recourse Guaranty. The provisions set forth in this SECTION 9.21 are not intended as any release or discharge of the Obligations, or any monies due under the Senior Notes or under any Senior Collateral Documents, but are intended as a limitation on Senior Lenders' right to sue for deficiency or personal judgment against Borrower and the other Loan Parties except to the extent provided in this Section.

                        [SIGNATURES APPEAR ON NEXT PAGE]


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        IN WITNESS WHEREOF, Borrower, Senior Lenders, Administrative Agent and
Collateral Agent have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

BORROWER:    MAGUIRE PARTNERS-355 S. GRAND, LLC,
             a Delaware limited liability company

             By: MP-355 S. Grand Mezzanine, LLC, a Delaware limited
                 liability company, Sole Member

                 By: Maguire Partners-Bunker Hill, Ltd., a California
                     limited partnership, Manager

                     By: Maguire Partners BGHS, LLC, a California
                         limited liability company, General Partner

                         By: Maguire Partners SCS, Inc., a California
                             corporation, Manager

                             By: /s/ ROBERT F. MAGUIRE III
                                 -----------------------------------------------
                                 Name: Robert F. Maguire III
                                 Title: President


                      [Signatures continued on next page.]


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

ADMINISTRATIVE AGENT AND
        COLLATERAL AGENT:     DEUTSCHE BANK AG NEW YORK BRANCH,
                              in its capacity as Administrative Agent and Collateral Agent

                              By: /s/ ALEXANDER B.V. JOHNSON
                                  ----------------------------------------------
                              Name: Alexander B.V. Johnson
                              Title: Managing Director


ORIGINAL SENIOR LENDER:       DEUTSCHE BANK AG CAYMAN ISLANDS
                              BRANCH, in its capacity as Senior Lender

                              By: /s/ BRENDA CASEY
                                 -----------------------------------------------
                              Name: Brenda Casey
                              Title: Vice President



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